Federated American Leaders Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report to Shareholders for Federated American Leaders Fund II, a portfolio of Federated Insurance Series. This report covers the 12-month fiscal year period from January 1, 2002, through December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

As a shareholder, your money has been at work in a diversified portfolio of leading American corporations. At the end of the year, the fund's stock holdings were diversified across 11 key business and industrial sectors. Many of the holdings--including Alcoa, Inc., Allstate Corp., H&R Block, Inc., CIGNA Corp., Citigroup, Inc.,Exxon Mobil Corp., General Motors Corp.,Hewlett-Packard Co., Motorola, Inc., Sara Lee Corp., Toys "R" Us, Inc., and Verizon Communications--are household names.

During the reporting period's negative and highly volatile stock market, the fund's Primary Shares produced a total return of (20.21)% through income distributions totaling $0.188 per share and a $4.04 decrease in net asset value. There were no capital gains distributions.1 The Service Shares produced a total return of (16.79)% for the reporting period from April 30, 2002 (date of initial public investment) to December 31, 2002. The fund's net assets totaled $314 million at the end of the reporting period.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its recovery is a matter of "when," not "if."

Thank you for choosing Federated American Leaders Fund II as a diversified, professionally managed way to participate in the long-term growth potential of leading American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

MARKET OVERVIEW

The reporting period ended December 31, 2002 finished the third consecutive year of negative returns for the Dow Jones Industrial Average (Dow), the Standard & Poor's 500 Index (S&P 500), and the NASDAQ Composite Index (NASDAQ).2 From its peak on March 24, 2000 through October 9, 2002, the S&P 500 lost 49.1% of its value. Declines of this magnitude and duration were last seen during the bear market of 1973-74 in which the S&P 500 fell 49% from peak to trough. Market breadth in 2002 was negative as all ten S&P 500 economic sectors generated negative returns. The worst performing sectors of the market in the past year were Information Technology (down 37%), Telecommunication Services (down 34%), and Utilities (down 30%). Economic weakness and severe overcapacity were the primary drivers for losses in all three sectors. The best performing sectors were Consumer Staples (down 4%), Materials (down 5%), and Energy (down 11%). Oil and gas prices rose dramatically during 2002 due to th e threat of military action in Iraq, which aided energy stocks. Pessimism over the quality of corporate profits also weighed on the markets as investors were deluged with a number of high-profile accounting and corporate governance scandals. In 2002, both Global Crossing and WorldCom sought Chapter 11 bankruptcy protection; a bitter pill for two companies whose combined market capitalization's once totaled $240 billion. Small and mid-cap investment strategies outperformed large-cap strategies over the past 12-month reporting period. Value portfolios outperformed growth portfolios for the third year in a row as investors sought companies with low market expectations to ride out the storm.

2 The Dow is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The Dow indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the Dow Index movements are leading economic indicators for the stock market as a whole. The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Nasdaq is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed in the Nasdaq Stock Market. Indexes are unmanaged and investments cannot be made in an index.

PERFORMANCE

The fund's Primary Shares returned (20.21)% and its Service Shares returned (16.79)% at the end of the reporting period. The fund's Primary Shares underperformed the S&P 500 which returned (22.10)% during the reporting period, and outperformed the S&P/Barra Value Index which returned (20.85)%.3 The fund's Primary Shares underperformed the average Lipper VA Multi-Cap Value Fund which returned (18.97)% in 2002.

Influences on performance relative to the S&P 500 during the reporting period included an underweight position and favorable security selection in Information Technology (Compaq up 13%, Storage Technology up 4%, Lexmark Intl. up 3%) and favorable security selection in Utilities (Entergy up 17%, FPL Group up 7%). Other influences on relative performance included favorable security selection in Telecommunication Services and an overweight position and favorable security selection in Financials (Principal Financial up 26%, Wachovia up 16%, Bank of America up 11%).

Negative influences on relative performance during the year included an overweight position and unfavorable security selection in Industrials (Tyco Intl. down 71%, Cendant Corp. down 47%, Waste Management down 28%) and an underweight position and unfavorable security selection in Health Care (HealthSouth down 72%, CIGNA Corp. down 56%, Bristol-Myers down 55%). Unfavorable security selection in Consumer Discretionary (Charter Communications down 75%, Toys "R" Us down 52%, Sears, Roebuck down 46%) also negatively influenced relative returns.

POSITIONING AND STRATEGY

The decline in the equity markets during the past 12 months left no stone unturned, as both high- and low-quality stocks fell with equal vigor. Themes emerging from our valuation disciplines continue to be Health Care and Consumer Discretionary companies, and we have emphasized Health Care names in the portfolio as a result. We continue to underweight the Information Technology sector due to unappealing valuations and the continued weakness in corporate capital spending. Within Information Technology, we have emphasized leading companies with historical support for valuation levels. Within Financials, our valuation disciplines have emphasized life insurance companies and specialty financials, as their performance has lagged given their sensitivity to equity markets and consumer lending. Our strategy for the next year remains unchanged. We will utilize our valuation disciplines to identify undervalued leading companies for addition to the portfolio and seek to eliminate names that are overvalued or have deter iorating fundamentals.

3 The S&P/Barra Value index is a market capitalization-weighted index of the stocks in the S&P 500 having the lowest price-to-book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(20.21)%
5 Years	(0.37)%
Start of Performance (2/10/1994)	8.69%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Primary Shares) (the "Fund") from February 10, 1994 (start of performance) to December 31, 2002, compared to the Standard & Poor's Barra Value Index (S&P BARRA),2 Standard & Poor's 500 Index (S&P 500)2,3 and the Lipper Large-Cap Value Funds Index (LLCVFI).4

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P BARRA, the S&P 500 and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P BARRA and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's Adviser has elected to change the Fund's benchmark index from S&P 500 to S&P BARRA. This new index is more representative of the securites typically held by the fund.

4 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

GROWTH OF $10,000 INVESTED IN THE FEDERATED AMERICAN LEADERS FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2002
Start of Performance (4/30/2002)	(16.79)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated American Leaders Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance) to December 31, 2002, compared to the Standard & Poor's Barra Value Index (S&P BARRA),2,3 Standard & Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Value Funds Index (LLCVFI).4

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P BARRA, the S&P 500 and the LLCVFI have been adjusted to reflect reinvestment of dividends on securities in the indexes and average.

2 The S&P BARRA and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's Adviser has elected to change the Fund's benchmark index from S&P 500 to S&P BARRA. This new index is more representative of the securities typically held by the fund.

4 The LLCVFI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--98.5
		Consumer Discretionary--9.1%
125,800	[1]	Federated Department Stores, Inc.	$3,618,008
234,270		Ford Motor Co.	2,178,711
89,427		General Motors Corp.	3,296,279
66,000		Johnson Controls, Inc.	5,291,220
104,800		Koninklijke (Royal) Philips Electronics NV, ADR	1,852,864
196,500		News Corp. Ltd., ADR	4,450,725
101,700		Sears, Roebuck & Co.	2,435,715
124,500	[1]	Toys `R' Us, Inc.	1,245,000
100,478	[1]	Viacom, Inc., Class B	4,095,483

		TOTAL	28,464,005

		Consumer Staples--7.8%
84,800		General Mills, Inc.	3,981,360
87,900		Kimberly-Clark Corp.	4,172,613
142,300		Philip Morris Cos., Inc.	5,767,419
201,000		Sara Lee Corp.	4,524,510
179,300		UST, Inc.	5,993,999

		TOTAL	24,439,901

		Energy--9.2%
78,100		BP Amoco PLC, ADR	3,174,765
96,100		ChevronTexaco Corp.	6,388,728
68,400		ConocoPhillips	3,309,876
140,600		ENSCO International, Inc.	4,140,670
164,000		Exxon Mobil Corp.	5,730,160
138,600		Marathon Oil Corp.	2,950,794
100,000		Sunoco Inc.	3,318,000

		TOTAL	29,012,993

		Financials--21.9%
12,900	[3]	Allmerica Financial Corp.	130,290
141,000		Allstate Corp.	5,215,590
113,600		Bank of America Corp.	7,903,152
95,900	[3]	Bear Stearns Cos., Inc.	5,696,460
159,600		Citigroup, Inc.	5,616,324
58,700		Federal National Mortgage Association	3,776,171
96,100		Lincoln National Corp.	3,034,838
114,700		Loews Corp.	5,099,562
73,600		MBIA Insurance Corp.	3,228,096
92,300		Marsh & McLennan Cos., Inc.	4,265,183
117,500		Morgan Stanley	4,690,600
66,100		PNC Financial Services Group	2,769,590
150,200	[1,3]	Principal Financial Group	4,525,526
162,000		Wachovia Corp.	5,903,280
200,500		Washington Mutual, Inc.	6,923,265

		TOTAL	68,777,927

Shares			Value
		COMMON STOCKS--continued
		Health Care--9.9%
69,700		Abbott Laboratories	$2,788,000
74,100		Baxter International, Inc.	2,074,800
169,000	[1]	Boston Scientific Corp.	7,185,880
112,600		Bristol-Myers Squibb Co.	2,606,690
31,300		CIGNA Corp.	1,287,056
31,500		Merck & Co., Inc.	1,783,215
152,100		Pfizer, Inc.	4,649,697
107,597		Pharmacia Corp.	4,497,555
51,700		UnitedHealth Group, Inc.	4,316,950

		TOTAL	31,189,843

		Industrials--16.0%
158,200		Block (H&R), Inc.	6,359,640
535,364	[1]	Cendant Corp.	5,610,615
180,000		First Data Corp., Class	6,373,800
43,600		General Dynamics Corp.	3,460,532
92,000		Ingersoll-Rand Co., Class A	3,961,520
73,324		Northrop Grumman Corp.	7,112,428
77,000		Textron, Inc.	3,310,230
366,300		Tyco International Ltd.	6,256,404
69,500		Union Pacific Corp.	4,160,965
158,100		Waste Management, Inc.	3,623,652

		TOTAL	50,229,786

		Information Technology--9.3%
78,200	[1]	Computer Sciences Corp.	2,693,990
115,600		Electronic Data Systems Corp.	2,130,508
382,243		Hewlett-Packard Co.	6,635,739
52,100		International Business Machines Corp.	4,037,750
73,700	[1]	Lexmark International Group, Class A	4,458,850
275,200		Motorola, Inc.	2,380,480
319,600	[1]	Storage Technology Corp.	6,845,832

		TOTAL	29,183,149

		Materials--5.1%
99,300		Air Products & Chemicals, Inc.	4,245,075
117,300		Alcoa, Inc.	2,672,094
97,600		Du Pont (E.I.) de Nemours & Co.	4,138,240
97,700		PPG Industries, Inc.	4,899,655

		TOTAL	15,955,064

		Telecommunication Services--4.8%
109,500		BellSouth Corp.	2,832,765
130,900		SBC Communications, Inc.	3,548,699
198,300		Sprint Corp.	2,871,384
147,306		Verizon Communications	5,708,108

		TOTAL	14,960,956

		Utilities--5.4%
265,400	[1]	CenterPoint Energy, Inc.	2,255,900
120,700		Cinergy Corp.	4,070,004
123,900		Entergy Corp.	5,648,601
83,200		FPL Group, Inc.	5,002,816

		TOTAL	16,977,321

		TOTAL COMMON STOCKS (IDENTIFIED COST $309,055,855)	309,190,945

Principal Amount			Value
		REPURCHASE AGREEMENT--1.4%[2]
$4,407,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, at 1.30%, dated 12/31/2002, to be repurchased at $4,407,318 on 1/2/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032	$4,407,000

		TOTAL INVESTMENTS (IDENTIFIED COST $313,462,855)[4]	$313,597,945

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

4 The cost of investments for federal tax purposes amounts to $314,470,328. The net unrealized depreciation of investments on a federal tax basis amounts to $872,383 which is comprised of $49,338,873 appreciation and $50,211,256 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($314,011,231) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $313,462,855)		$313,597,945
Cash		469
Income receivable		511,529
Receivable for investments sold		1,895,940
Receivable for shares sold		12,414
Short-term investments held as collateral for securities lending		3,560,952

TOTAL ASSETS		319,579,249

Liabilities:
Payable for investments purchased	$1,775,442
Payable for shares redeemed	227,450
Payable on collateral due to broker	3,560,952
Accrued expenses	4,174

TOTAL LIABILITIES		5,568,018

Net assets for 20,643,359 shares outstanding		$314,011,231

Net Assets Consist of:
Paid in capital		$349,449,142
Net unrealized appreciation of investments		135,090
Accumulated net realized loss on investments		(40,485,208)
Undistributed net investment income		4,912,207

TOTAL NET ASSETS		$314,011,231

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$313,658,993 ÷ 20,620,202 shares outstanding		$15.21

Service Shares:
$352,238 ÷ 23,157 shares outstanding		$15.21

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $22,233)		$8,170,087
Interest (including income on securities loaned of $11,642)		89,375

TOTAL INCOME		8,259,462

Expenses:
Investment adviser fee	$2,877,000
Administrative personnel and services fee	288,467
Custodian fees	18,814
Transfer and dividend disbursing agent fees and expenses	33,761
Directors'/Trustees' fees	2,740
Auditing fees	11,161
Legal fees	3,361
Portfolio accounting fees	83,864
Distribution services fee--Service Shares	169
Share registration costs	1,206
Printing and postage	50,002
Insurance premiums	822
Miscellaneous	4,731

TOTAL EXPENSES	3,376,098

Fees paid indirectly from directed brokerage arrangements	(31,132)

Net expenses		3,344,966

Net investment income		4,914,496

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(23,927,378)
Net change in unrealized appreciation of investments		(70,595,145)

Net realized and unrealized loss on investments		(94,522,523)

Change in net assets resulting from operations		$(89,608,027)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$4,914,496	$4,403,345
Net realized loss on investments	(23,927,378)	(15,850,549)
Net change in unrealized appreciation on investments	(70,595,145)	(9,388,118)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(89,608,027)	(20,835,322)

Distributions to Shareholders:
Distributions from net investment income -- Primary Shares	(4,404,745)	(6,475,052)
Distributions from net realized gain on investments - Primary Shares	--	(2,820,939)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(4,404,745)	(9,295,991)

Share Transactions:
Proceeds from sale of shares	42,224,107	73,866,893
Net asset value of shares issued to shareholders in payment of distributions declared	4,404,745	9,295,989
Cost of shares redeemed	(94,572,817)	(82,675,669)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(47,943,965)	487,213

Change in net assets	(141,956,737)	(29,644,100)

Net Assets:
Beginning of period	455,967,968	485,612,068

End of period (including undistributed net investment income of $4,912,207 and $4,402,456 respectively)	$314,011,231	$455,967,968

See Notes which are an integral part of the Financial Statements

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$19.25	$20.52	$20.82	$21.68	$19.63
Income From Investment Operations:
Net investment income	0.22 [1]	0.19	0.27	0.19	0.20
Net realized and unrealized gain (loss) on investments	(4.07)	(1.07)	0.19	1.19	3.20

TOTAL FROM INVESTMENT OPERATIONS	(3.85)	(0.88)	0.46	1.38	3.40

Less Distributions:
Distributions from net investment income	(0.19)	(0.27)	(0.19)	(0.20)	(0.10)
Distributions from net realized gain on investments	--	(0.12)	(0.57)	(2.04)	(1.25)

TOTAL DISTRIBUTIONS	(0.19)	(0.39)	(0.76)	(2.24)	(1.35)

Net Asset Value, End of Period	$15.21	$19.25	$20.52	$20.82	$21.68

Total Return[2]	(20.21)%	(4.21)%	2.38%	6.67%	17.62%

Ratios to Average Net Assets:

Expenses	0.88%[3]	0.87%[3]	0.87%	0.88%	0.88%

Net investment income	1.28%	0.94%	1.38%	0.95%	1.06%

Expense waiver/reimbursement[4]	--	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$313,659	$455,968	$485,612	$477,426	$418,212

Portfolio turnover	24%	27%	38%	29%	58%

1 Per share amount is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the year ended December 2002 and the year ended December 31, 2001 are 0.87% and 0.86%, respectively, after taking into account these expense reductions.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout the Period)

Year Ended December 31	Period Ended 12/31/2002 [1]
Net Asset Value, Beginning of Period	$18.28
Income From Investment Operations:
Net investment income	0.14 [2]
Net realized and unrealized loss on investments	(3.21)

TOTAL FROM INVESTMENT OPERATIONS	(3.07)

Net Asset Value, End of Period	$15.21

Total Return[3]	(16.79)%

Ratios to Average Net Assets:

Expenses	1.13%[4,5]

Net investment income	1.35%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$352

Portfolio turnover	24%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Per share amount is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.12% after taking into account these expense reductions.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated American Leaders Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The primary objective of the Fund is to achieve long-term growth of capital. The Fund's secondary objective is to provide income. Effective April 30, 2002 the Fund added Service Shares.

The Fund offers two classes of shares: Primary Shares and Service Shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds and fixed income securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$4,404,745

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$4,906,347

Undistributed long-term capital gains	--

Unrealized depreciation	$(872,383)

At the year end, there were no significant differences between GAAP basis and tax basis of components of net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax deferral of losses on wash sales.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $39,471,875 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$16,261,955

2010	$23,209,920

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$3,447,968	$3,560,952

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2002		2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	2,456,321	$41,855,380	3,754,498	$73,866,893
Shares issued to shareholders in payment of distributions declared	229,056	4,404,745	497,111	9,295,989
Shares redeemed	(5,749,568)	(94,553,159)	(4,231,647)	(82,675,669)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	(3,064,191)	$(48,293,034)	19,962	$487,213

Period Ended December 31	2002[1]
Service Shares:	Shares	Amount
Shares sold	24,402	$368,727
Shares redeemed	(1,245)	(19,658)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	23,157	$$349,069

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,041,034)	$(47,943,965)

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Service Shares. The Plan provides that the Fund's Service Shares may incur distribution expenses of up to 0.25% of average net assets, annually, to compensate FSC.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder service fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $31,132 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002 were as follows:

Purchases	$ 89,775,918

Sales	$135,145,676

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED AMERICAN LEADERS FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated American Leaders Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated American Leaders Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the the two years in the period then ended, and the financial highlights for each of the the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request , by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated American Leaders Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916405
Cusip 313916793

G00843-01 (2/03)

Federated Capital Appreciation Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Valued Shareholder:

Enclosed is the Annual Report for Federated Capital Appreciation Fund II, a portfolio of Federated Insurance Series. This report covers the fund's fiscal year from January 1, 2002 through December 31, 2002, and it includes an investment review by the fund's portfolio manager as well as a complete listing of the fund's holdings and financial statements.

Federated Capital Appreciation Fund II offers you opportunities for long-term capital growth through a broadly diversified portfolio of stocks issued by well-established mid- and large-cap U.S. companies. The fund's holdings span many industries and at the close of the reporting period included Target Corp., BP Amoco, Intel Corp. and Verizon Communications.

For the fiscal year ended December 31, 2002, net assets for the fund totaled $10.2 million. The fund's Primary Shares produced a total return of (22.96)%, with a net asset value decrease of $1.32. The fund's Service Shares, which were created April 30, 2002, produced a total return of (16.42)%, with a net asset value decrease of $0.87.1

While recent equity fund performance has been disappointing, keep in mind that longer-term investments are subject to periodic volatility. Please remember that the true measure of the performance of a long-term investment like Federated Capital Appreciation Fund II is in years rather than months. Difficult performance periods and market volatility should not discourage patient investors from building wealth through equity funds. As a blend of both "growth" and "value" stocks, the fund has great flexibility in selecting stocks and determining sector weightings. This blend style enables fund shareholders like you to take advantage of the "best of both worlds" to better weather uncertain investment environments.

During times of market uncertainty, you can increase your investment in the fund over time through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you can buy more fund shares when prices are low and fewer when prices are higher.2

Thank you for choosing Federated Capital Appreciation Fund II as a diversified, professionally managed way to participate in the capital appreciation potential of U.S. companies and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

After three quarters of dismal performance, the equity markets managed to rally in the fourth quarter to end the reporting period on a more optimistic note. Improved sentiment was driven by reasonable valuations, better than expected economic data and fewer negative earnings preannouncements. Expectations for a structural change in the taxation of dividends also made the asset class more attractive to investors. All sectors posted positive returns in the fourth quarter with the Telecommunications Services, Information Technology and Materials sectors providing leadership. Although they moved higher, the Consumer Staples, Consumer Discretionary and Utilities sectors lagged the broad market.

FUND PERFORMANCE

The fund's Primary Shares performed essentially in line with its benchmark. For the reporting period, the Primary Shares returned (22.96)%, versus (22.10)% for the Standard & Poor's 500 Index (S&P 500).1 The fund's Service Shares fared a little better with a (16.42)% return for the period from April 30, 2002 to December 31, 2002.

In the fourth quarter of 2002, the fund returned 7.00%, a little less than the 8.44% returned by the S&P 500. Being underweight Information Technology and overweight Health Care and Consumer Staples held back returns, while being underweight Consumer Discretionary and Financials aided performance. In addition, our overweight in Telecommunications Services--a first since the bubble burst--was a major contributor to performance as this sector, up 38.2%, led the rally. Stock selection was strongest within Utilities, Materials and Energy and weakest within Health Care, Financials, and Consumer Discretionary. Top-performing holdings in the quarter were: Verizon, Inc., SBC Communications Corp., Sprint Corp., International Business Machines Corp. and Microsoft Corp. Lagging performers in the quarter were: AmerisourceBergen Corp., Bank of New York Co., Inc., Coca-Cola Co., Lockheed Martin Corp. and Micron Technology, Inc.

CURRENT STRATEGY

Many question whether the rally during the fourth quarter of 2002 is yet another bear market rally or the start of a new bull market. While we doubt the potential robustness of a new bull market, the skepticism which still abounds can provide some follow-through in 2003 if the economy continues to improve, and tensions with Iraq and North Korea are resolved. While the market is walking a tightrope, we expect a below average, yet positive return environment over the next three to five years. In this environment, we are finding greater risk/reward opportunities within Materials, Telecommunications Services and Industrials sectors.

At the end of the reporting period, the fund held 54% of assets in Value stocks and 46% in Growth stocks.

MAJOR TRANSACTIONS

Significant purchases during the reporting period included:

Cisco Systems, Inc.--This leader in data networking equipment has dominant market share in routers and switches for the internet, strong balance sheet with $21 billion in cash and equivalents, and new growth opportunities within the storage networking space.

Hewlett-Packard Co.--With the stock trading at around one times book value, we believe we are buying the non-printing businesses for free. In addition the merger with Compaq will generate large synergies to make the PC business more competitive.

Significant sales during the reporting period included:

Tenet Healthcare Corp.--We sold this stock at around $27 a share when our concerns of aggressive pricing tactics and, therefore, inflated earnings were raised.

Ford--We took advantage of a near-term rally to exit our position. While the stock appears cheap, we are not comfortable with the company's competitive position and management's turnaround plan.

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED CAPITAL APPRECIATION FUND II--PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(22.96)%
Start of Performance (6/19/2000)	(27.45)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Primary Shares) (the "Fund") fromJune 19, 2000 (start of performance)to December 31, 2002compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Index (LLCPCI).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCPCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LLCPCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LLCPCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

GROWTH OF A $10,000 INVESTMENT IN FEDERATED CAPITAL APPRECIATION FUND II--SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2002
Start of Performance (4/30/2002)	(16.42)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund II (Service Shares) (the "Fund") from April 30, 2002 (start of performance)to December 31, 2002compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Index (LLCPCI).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCPCI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 500 and the LLCPCI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LLCPCI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect sales charges. However, these total returns are reported net of expenses or other fees the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--96.3%
		Consumer Discretionary--9.2%
5,800	[1]	AOL Time Warner, Inc.	$75,980
2,700	[1]	BJ's Wholesale Club, Inc.	49,410
700	[1]	Clear Channel Communications, Inc.	26,103
1,900		Home Depot, Inc.	45,524
2,200		Interpublic Group Cos., Inc.	30,976
1,100		Johnson Controls, Inc.	88,187
1,600		Knight-Ridder, Inc.	101,200
1,100		Lowe's Cos., Inc.	41,250
1,100		Nike, Inc., Class B	48,917
700		Omnicom Group, Inc.	45,220
3,500		Target Corp.	105,000
2,900	[1]	Viacom, Inc., Class B	118,204
2,700		Wal-Mart Stores, Inc.	136,377
1,600		Walt Disney Co.	26,096

		TOTAL	938,444

		Consumer Staples--9.9%
1,100		Anheuser-Busch Cos., Inc.	53,240
4,000		Coca-Cola Co.	175,280
1,900		Gillette Co.	57,684
700		Hershey Foods Corp.	47,208
6,400		Kroger Co.	98,880
5,500		McCormick & Co., Inc.	127,600
2,900		PepsiCo, Inc.	122,438
1,300		Philip Morris Cos., Inc.	52,689
1,300		Procter & Gamble Co.	111,722
1,700		UST, Inc.	56,831
3,900		Walgreen Co.	113,841

		TOTAL	1,017,413

		Energy--7.2%
1,300		BP Amoco PLC, ADR	52,845
1,800		ChevronTexaco Corp.	119,664
500		ConocoPhillips	24,195
3,400		Diamond Offshore Drilling, Inc.	74,290
5,200		Exxon Mobil Corp.	181,688
3,400		GlobalSantaFe Corp.	82,688
1,200		Murphy Oil Corp.	51,420
2,800		Royal Dutch Petroleum Co., ADR	123,256
700		Valero Energy Corp.	25,858

		TOTAL	735,904

		Financials--15.3%
1,800		American International Group, Inc.	104,130
700		Bank One Corp.	25,585
2,000		Bank of America Corp.	139,140
4,000		Bank of New York Co., Inc.	95,840
1,300		Bear Stearns Cos., Inc.	77,220
4,600		Citigroup, Inc.	161,874
Shares			Value
		COMMON STOCKS--continued
		Financials--continued
3,400		Edwards(AG), Inc.	$112,064
2,000		Fifth Third Bancorp	117,100
1,100		FleetBoston Financial Corp.	26,730
2,000		Gallagher (Arthur J.) & Co.	58,760
2,100		Lehman Brothers Holdings, Inc.	111,909
2,600		Lincoln National Corp.	82,108
3,400		Morgan Stanley	135,728
3,000		Simon Property Group, Inc.	102,210
700		Wachovia Corp.	25,508
2,500		Washington Mutual, Inc.	86,325
2,200		Wells Fargo & Co.	103,114

		TOTAL	1,565,345

		Health Care--17.8%
4,200		Abbott Laboratories	168,000
900		AmerisourceBergen Corp.	48,879
900	[1]	Anthem, Inc.	56,610
3,500		Baxter International, Inc.	98,000
2,700	[1]	Biogen, Inc.	108,162
2,900		Bristol-Myers Squibb Co.	67,135
1,800	[1]	Guidant Corp.	55,530
2,200		Lilly (Eli) & Co.	139,700
600		Medtronic, Inc.	27,360
3,000		Merck & Co., Inc.	169,830
3,800		Mylan Laboratories, Inc.	132,620
6,600		Pfizer, Inc.	201,762
4,900		Pharmacia Corp.	204,820
5,800		Schering Plough Corp.	128,760
2,000		St. Jude Medical, Inc.	79,440
1,300		Wyeth	48,620
2,200	[1]	Zimmer Holdings, Inc.	91,344

		TOTAL	1,826,572

		Industrials--12.1%
500		3M Co.	61,650
300	[1]	American Standard Cos.	21,342
1,700		Danaher Corp.	111,690
1,800		Deere & Co.	82,530
3,300		Dover Corp.	96,228
1,600		Eaton Corp.	124,976
2,900	[1]	FiServ, Inc.	98,455
5,000		General Electric Co.	121,750
2,200		Ingersoll-Rand Co., Class A	94,732
1,900		Lockheed Martin Corp.	109,725
3,100		Raytheon Co.	95,325
2,200		Textron, Inc.	94,578
1,700		Tyco International Ltd.	29,036
4,300		Waste Management, Inc.	98,556

		TOTAL	1,240,573

Shares			Value
		COMMON STOCKS--continued
		Information Technology--12.8%
7,700	[1]	Advanced Micro Devices, Inc.	$49,742
5,200	[1]	Cisco Systems, Inc.	68,120
1,900	[1]	Dell Computer Corp.	50,806
10,400		EMC Corp. Mass	63,856
1,400		Electronic Data Systems Corp.	25,802
3,100		Hewlett-Packard Co.	53,816
2,900		Intel Corp.	45,153
1,800		International Business Machines Corp.	139,500
2,700	[1]	Intuit, Inc.	126,684
1,900	[1]	Lexmark International Group, Class A	114,950
4,100		Micron Technology, Inc.	39,934
4,600	[1]	Microsoft Corp.	237,820
2,800	[1]	Novellus Systems, Inc.	78,624
7,800	[1]	Oracle Corp.	84,240
2,000	[1]	SunGuard Data Systems, Inc.	47,120
1,100	[1]	Symantec Corp.	44,561
3,400	[1]	Teradyne, Inc.	44,234

		TOTAL	1,314,962

		Materials--3.1%
3,600		Alcoa, Inc.	82,008
2,900		Bowater, Inc.	121,655
2,600		MeadWestvaco Corp.	64,246
2,511		Monsanto Co.	48,337

		TOTAL	316,246

		Telecommunication Services--5.4%
3,000		BellSouth Corp.	77,610
5,900		SBC Communications, Inc.	159,949
6,200		Sprint Corp.	89,776
1,000		Telephone and Data System, Inc.	47,020
4,700		Verizon Communications, Inc.	182,125

		TOTAL	556,480

		Utilities--3.5%
3,600		Cinergy Corp.	121,392
4,200		NiSource, Inc.	84,000
2,800		SCANA Corp.	86,688
2,700		Sempra Energy	63,855

		TOTAL	355,935

		TOTAL COMMON STOCKS (IDENTIFIED COST $10,678,916)	9,867,874

Principal Amount			Value
		REPURCHASE AGREEMENT--6.0%[2]
$618,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, at 1.30% dated 12/31/2002 to be repurchased at $618,045 on 01/02/2003 collateralized by U. S. Government Agency Obligations with various maturities to 11/25/2032	$618,000

		TOTAL INVESTMENTS (IDENTIFIED COST $11,296,916)[3]	$10,485,874

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $11,427,982. The net unrealized depreciation of investments on a federal tax basis amounts to $942,108 which is comprised of $158,143 appreciation and $1,100,251 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($10,248,898) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $11,296,916)		$10,485,874
Cash		15,117
Income receivable		13,796
Receivable for shares sold		17,981

TOTAL ASSETS		10,532,768

Liabilities:
Payable for investments purchased	$243,908
Payable for shares redeemed	14,427
Payable for audit expense	14,085
Accrued expenses	11,450

TOTAL LIABILITIES		283,870

Net assets for 2,312,210 shares outstanding		$10,248,898

Net Assets Consist of:
Paid in capital		$16,145,305
Net unrealized depreciation of investments		(811,042)
Accumulated net realized loss on investments		(5,143,469)
Undistributed net investment income		58,104

TOTAL NET ASSETS		$10,248,898

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$9,531,523 ÷ 2,150,331 shares outstanding		$4.43

Service Shares:
$717,375 ÷ 161,879 shares outstanding		$4.43

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $431)			$122,212
Interest			8,145

TOTAL INCOME			130,357

Expenses:
Investment adviser fee		$67,537
Administrative personnel and services fee		144,999
Custodian fees		12,340
Transfer and dividend disbursing agent fees and expenses		30,301
Directors'/Trustees' fees		911
Auditing fees		14,445
Legal fees		5,339
Portfolio accounting fees		50,835
Distribution services fee--Service Shares		355
Share registration costs		194
Printing and postage		20,811
Insurance premiums		1,422
Miscellaneous		192

TOTAL EXPENSES		349,681

Waiver, Reimbursement and Expense Reduction:
Waiver of investment adviser fee	$(67,537)
Reimbursement of other operating expenses	(209,110)
Fees paid indirectly from directed brokerage arrangements	(781)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(277,428)

Net expenses			72,253

Net investment income			58,104

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(439,884)
Net change in unrealized appreciation of investments			(1,573,571)

Net realized and unrealized loss on investments			(2,013,455)

Change in net assets resulting from operations			$(1,955,351)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income (net operating loss)	$58,104	$(4,832)
Net realized loss on investments	(439,884)	(3,574,243)
Net change in unrealized appreciation/depreciation of investments	(1,573,571)	1,266,208

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(1,955,351)	(2,312,867)

Share Transactions:
Proceeds from sale of shares	6,185,231	4,591,232
Cost of shares redeemed	(1,043,975)	(2,432,119)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	5,141,256	2,159,113

Change in net assets	3,185,905	(153,754)

Net Assets:
Beginning of period	7,062,993	7,216,747

End of period (including undistributed net investment income of $58,104 at December 31, 2002)	$10,248,898	$7,062,993

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended December 31,		Period Ended
	2002	2001	12/31/2000[1]
Net Asset Value, Beginning of Period	$5.75	$7.67	$10.00
Income From Investment Operations:
Net investment income (net operating loss)	0.03	(0.00)[2]	(0.01)
Net realized and unrealized loss on investments	(1.35)	(1.92)	(2.32)

TOTAL FROM INVESTMENT OPERATIONS	(1.32)	(1.92)	(2.33)

Net Asset Value, End of Period	$4.43	$5.75	$ 7.67

Total Return[3]	(22.96)%	(25.03)%	(23.30)%

Ratios to Average Net Assets:

Expenses	0.91%[5]	0.91%[5]	0.90%[4]

Net investment income (net operating loss)	0.74%	(0.06)%	(0.18)%[4]

Expense waiver/reimbursement[6]	3.46%	2.75%	4.31%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$9,532	$7,060	$7,217

Portfolio turnover	149%	353%	109%

1 For the period from June 19, 2000 (date of initial public investment) to December 31, 2000.

2 Per share amount is less than $0.01.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the year ended December 31, 2002 and the year ended December 31, 2001 are 0.90% and 0.90%, respectively, after taking into account these expense reductions.

6 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

Period Ended December 31	2002 [1]
Net Asset Value, Beginning of Period	$5.30
Income From Investment Operations:
Net investment income	0.01
Net realized and unrealized loss on investments	(0.88)

TOTAL FROM INVESTMENT OPERATIONS	(0.87)

Net Asset Value, End of Period	$4.43

Total Return[2]	(16.42)%

Ratios to Average Net Assets:

Expenses	1.16%[3,4]

Net investment income	0.72%[3]

Expense waiver/reimbursement[5]	5.17%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$717

Portfolio turnover	149%

1 For the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.15% after taking into account these expense reductions for the year ended December 31, 2002.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

Effective April 30, 2002, the Fund added Service Shares. The Fund offers two classes of shares: Primary Shares and Service Shares.

The Board of Trustees (the "Trustees") approved a change in the name of the Fund as follows:

Effective Date	Old Name	New Name
April 30, 2002	Federated Large Cap Growth Fund II	Federated Capital Appreciation Fund II

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

The Fund offers multiple classes of shares, which may differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 58,104

Undistributed long-term capital gains	--

Unrealized depreciation	$(942,108)

At the year end, there were no significant differences between GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $5,012,402, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 498,563

2009	$3,760,909

2010	$ 752,930

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith by the using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in capital stock were as follows:

Year Ended December 31	2002		2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	1,141,210	$5,459,530	712,137	$4,591,232
Shares redeemed	(219,405)	(1,038,241)	(424,486)	(2,432,119)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	921,805	$4,421,289	287,651	$2,159,113

Period Ended December 31	2002[1]
Service Shares:	Shares	Amount
Shares sold	163,144	$725,701
Shares redeemed	(1,265)	(5,734)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	161,879	$719,967

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	1,083,684	$5,141,256

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Primary Shares and Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Primary Shares and Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2002 the Primary Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $781 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$16,348,329

Sales	$11,297,741

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager
Federated Capital Appreciation Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916835
Cusip 313916819

G00433-19 (2/03)

Federated Kaufmann Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Valued Shareholder:

Enclosed is the Annual Report for Federated Kaufmann Fund II, a portfolio of Federated Insurance Series. This report covers the fund's reporting period from April 30, 2002 through December 31, 2002, and it includes an investment review by the fund's portfolio managers as well as a complete listing of the fund's holdings and financial statements.

Federated Kaufmann Fund II offers you opportunities for long-term capital appreciation through a diversified portfolio of stocks issued by small- and mid-size companies.1 The fund management team targets companies that are profitable and leaders in their industries, with distinct products and services and superior management. Holdings in the fund at the end of the reporting period included Colgate-Palmolive Co., Medimmune Inc. and FedEx Corp.

For the reporting period ended December 31, 2002, Federated Kaufmann Fund II had more than $650,000 in net assets and produced a total return of (18.40)%.2 Net asset value per share decreased from $10.00 to $8.16 during the reporting period.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. While recent equity fund performance has been disappointing, keep in mind that longer-term investments are subject to periodic volatility. Please remember that the true measure of the performance of a long-term investment like Federated Kaufmann Fund II is in years rather than months.

During times of market uncertainty, you can increase your investment in the fund over time through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you can buy more fund shares when prices are low and fewer when prices are higher.3

Thank you for choosing Federated Kaufmann Fund II as a diversified, professionally managed way to participate in equities' growth opportunities and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

The equity markets continue to be challenged by economic, budgetary and geopolitical uncertainties and, in addition, by growing investor distrust of corporate managements. In such an environment, we believe that it is especially important to genuinely know the managements and understand the business models, competitive advantages and corporate cultures of the companies in which one invests. Fortunately, this has been the essence of Federated Kaufmann's investment process for over 15 years. Federated Kaufmann Fund II, launched April 30, 2002, is a clone fund to Federated Kaufmann Fund, using the same investment processes and management styles.

The biggest gainers over the reporting prior have all been profitable, well-managed, fast-growing companies including: PetSmart Inc., (8.2% of net assets) Lincare Holdings Inc., (5.4% of net assets), Concord EFS, Inc. (1.3% of net assets), and Affiliated Computer Services, Inc. (3.6% of net assets). These investments have something else in common. They are businesses that we have come to know well after many years of observations and study.

Of course, we are always establishing new positions in companies that we believe--based on fundamental research, personal contacts with management, customers and competitors--have excellent growth prospects, strong franchises, superior returns on capital, solid balance sheets and, above all, great management. Recently, for example, the fund bought shares of Inveresk Research Group, Inc. and Advance Auto Parts Inc. on their initial public offerings. The decision to add these positions to our portfolio was based, to a large extent, on years of buying and selling stocks of other companies in similar businesses. We believe our many years of experience give us an information advantage in our stock selection.

Our investment strategy has not changed: We continue to focus on individual companies (not market sectors) that have strengthening fundamentals for both near-term and long-term growth in sales and earnings. While many of the elements necessary for an economic recovery appear to be in place, there is a good likelihood that the pace of recovery will continue to be relatively modest. In such a case, companies with strong growth prospects should become relatively more valuable because they will be harder to find.

As of December 31, 2002, the fund returned (18.40)%, while its benchmark, the Russell Midcap Growth Index returned (21.97)%.1 The fund's underweight in the Information Technology sectors helped it outperform its benchmark over the reporting period. In these sectors, we are patiently waiting either for prices to correct or for business fundamentals to catch up to prices. Once the supply and demand disturbances of the last few years begin to be resolved, we think some of the great companies that we have followed for years, and know well, should present attractive investment opportunities.

Looking ahead, we are optimistic that the U.S. economy may be coming off a bottom. Many of our portfolio holdings have the potential to benefit from an economic upturn, and they are dominant competitors.

In summary, we are pleased with the fund's portfolio and despite the many economic geopolitical uncertainties affecting the market, our intensive company-specific fieldwork has been turning up attractive new investment opportunities.

As always, we thank you for your support and look forward to serving you for many years to come.

1 The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. These stocks are also members of the Russell 1000 Growth Index. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED KAUFMANN FUND II

Average Annual Total Return for the Period Ended 12/31/2002
Start of Performance (4/30/2002)	(18.40)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Kaufmann Fund II (the "Fund") from April 30, 2002 (start of performance) to December 31, 2002 compared to the Russell Midcap Growth Index (RMGI) and the Lipper Multi-Cap Growth Index (LMCGI).2,3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RMGI and LMCGI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMGI and the LMCGI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The LMCGI represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--98.3%
		Consumer Discretionary--27.9%
350	[1]	Advance Auto Parts, Inc.	$17,115
150	[1]	Aramark Corp., Class B	3,525
100	[1]	Bed Bath & Beyond, Inc.	3,453
150	[1]	Big 5 Sporting Goods Corp.	1,618
50		Bob Evans Farms, Inc.	1,167
200	[1]	CarMax, Inc.	3,576
50		Carnival Corp., Class A	1,247
450	[1]	Clear Channel Communications, Inc.	16,780
100	[1]	Cost Plus, Inc.	2,867
50		Costco Wholesale Corp.	1,403
50		D. R. Horton, Inc.	867
150		Darden Restaurants, Inc.	3,067
50	[1]	Dick's Sporting Goods, Inc.	960
250	[1]	Dollar Tree Stores, Inc.	6,142
100	[1]	Entercom Communication Corp.	4,692
200		Family Dollar Stores, Inc.	6,242
300	[1]	Hollywood Media Corp.	300
50		Home Depot, Inc.	1,198
3,100		J.D. Wetherspoon PLC	8,307
50	[1]	Kohl's Corp.	2,798
250	[1]	Lamar Advertising Co.	8,413
150	[1]	Leapfrog Enterprises, Inc.	3,773
50		Lennar Corp.	2,580
200		Limited, Inc.	2,786
50		Nordstrom, Inc.	949
150	[1]	Orient-Express Hotel Ltd.	2,025
50	[1]	PETCO Animal Supplies, Inc.	1,172
3,100	[1]	PetSmart, Inc.	53,103
200	[1]	Prime Hospitality Corp.	1,630
50	[1]	Regal Entertainment Group	1,071
200		Ruby Tuesday, Inc.	3,458
200	[1]	Viacom, Inc., Class B	8,152
50		Wal-Mart Stores, Inc.	2,526
50	[1]	Weight Watchers International, Inc.	2,299
150		Worldwide Restaurant Concepts, Inc.	398

		TOTAL	181,659

		Consumer Staples--1.2%
50		Colgate-Palmolive Co.	2,621
50	[1]	Dean Foods Co.	1,855
250		Nu Skin Enterprises, Inc., Class A	2,993

		TOTAL	7,469

		Energy--1.3%
50		Forest Oil Corp.	1,382
8	[1]	Newfield Exploration Co.	288
150		Ocean Energy, Inc.	2,996
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
150	[1]	Oceaneering International, Inc.	$3,711

		TOTAL	8,377

		Financials--8.7%
250		Ace Ltd.	7,335
100	[1]	Affiliated Managers Group	5,030
150	[1]	Arch Capital Group Ltd.	4,675
150		Capital One Financial Corp.	4,458
100	[1]	Chicago Mercantile Exchange Holdings, Inc.	4,366
200	[1]	Federal Agricultural Mortgage Association, Class C	6,128
200		Gallagher (Arthur J.) & Co.	5,876
300	[1]	INMC Mortgage Holdings, Inc.	5,547
50		Moody's Corp.	2,065
250	[1]	Philadelphia Consolidated Holding Corp.	8,850
200		Phoenix Companies, Inc.	1,520
150	[1]	RTW, Inc.	252
50		Urstadt Biddle Properties, Class A	554

		TOTAL	56,656

		Health Care--34.7%
50	[1]	Alcon, Inc.	1,972
350		Allergan, Inc.	20,167
100	[1]	Alliance Imaging, Inc.	530
200	[1]	Anika Therapeutics, Inc.	198
150	[1]	Apria Healthcare Group, Inc.	3,336
150	[1]	ArQule, Inc.	457
150	[1]	Array BioPharma, Inc.	832
400	[1]	Aspect Medical Systems, Inc.	1,356
50	[1]	Atrix Labs, Inc.	767
100	[1]	Avigen, Inc.	571
200	[1]	Bionx Implants, Inc.	700
50	[1]	Bruker AXS, Inc.	90
150	[1]	CTI Molecular Imaging, Inc.	3,699
150		Cardinal Health, Inc.	8,878
200	[1]	Charles River Laboratories International, Inc.	7,696
100	[1]	Community Health Systems, Inc.	2,059
200	[1]	Conceptus, Inc.	2,396
300	[1]	Curon Medical, Inc.	192
250	[1]	DJ Orthopedics, Inc.	940
200	[1]	DOV Pharmaceutical, Inc.	1,360
100	[1]	Dr. Reddy's Laboratories Ltd., ADR	1,933
200	[1]	First Health Group Corp.	4,870
50	[1]	Genta, Inc.	384
150	[1]	Gilead Sciences, Inc.	5,100
100		HCA - The Healthcare Corp.	4,150
500	[1]	HealthSouth Corp.	2,100
100	[1]	IDEC Pharmaceuticals Corp.	3,317
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
150	[1]	INAMED Corp.	$4,620
450	[1]	Inveresk Research Group, Inc.	9,711
50	[1]	King Pharmaceuticals, Inc.	860
200	[1]	Kyphon, Inc.	1,708
250	[1]	Laboratory Corporation of America Holdings	5,810
50	[1]	Large Scale Biology Corp.	40
150	[1]	LifePoint Hospitals, Inc.	4,490
1,100	[1]	Lincare Holdings, Inc.	34,782
150	[1]	Medarex, Inc.	593
50	[1]	Medimmune, Inc.	1,359
50	[1]	Medtronic, Inc.	2,280
200	[1]	NMT Medical, Inc.	606
50	[1]	National Dentex Corp.	977
400	[1]	Natus Medical, Inc.	1,596
50	[1]	Odyssey Healthcare, Inc.	1,735
300	[1]	Omnicell, Inc.	795
50	[1]	Onyx Pharmaceuticals, Inc.	291
200	[1]	Orthofix International NV	5,610
300	[1]	Point Therapeutics, Inc.	195
50	[1]	Renal Care Group, Inc.	1,582
200	[1]	Rita Medical Systems, Inc.	1,010
50	[1]	SangStat Medical Corp.	565
200	[1]	Select Medical Corp.	2,698
100	[1]	Serologicals Corp.	1,100
50	[1]	Shire Pharmaceuticals Group PLC, ADR	945
100		St. Jude Medical, Inc.	3,972
250	[1]	Staar Surgical Co.	918
50		Stryker Corp.	3,356
100	[1]	Telik, Inc.	1,166
350	[1]	Therasense, Inc.	2,923
50	[1]	Triad Hospitals, Inc.	1,492
450	[1]	Unilab Corp.	8,235
100	[1]	United Surgical Partners International, Inc.	1,562
100		UnitedHealth Group, Inc.	8,350
400	[1]	VCA Antech, Inc.	6,000
250		Varian Medical Systems, Inc.	12,400
100	[1]	WellChoice, Inc.	2,395
100	[1]	Wellpoint Health Networks, Inc.	7,116

		TOTAL	225,893

		Industrials--8.3%
1,550	[1]	Cendant Corp.	16,244
150	[1]	Ceradyne, Inc.	1,170
150	[1]	CoStar Group, Inc.	2,767
550	[1]	Concord EFS, Inc.	8,657
50	[1]	DRS Technologies, Inc.	1,566
50		FedEx Corp.	2,711
100		Frontline Ltd.	885
50	[1]	Iron Mountain, Inc.	1,650
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
125	[1]	Jet Blue Airways Corp.	$3,375
50	[1]	Kroll, Inc.	954
200		MSC Industrial Direct Co.	3,550
50		Masco Corp.	1,053
150	[1]	McDermott International, Inc.	657
100	[1]	National Processing, Inc.	1,605
50	[1]	Ryanair Holdings PLC, ADR	1,958
50	[1]	Simpson Manufacturing Co., Inc.	1,645
200	[1]	Stellar Shipping Ltd.	3,012

		TOTAL	53,459

		Information Technology--13.1%
150	[1]	ATI Technologies, Inc.	698
450	[1]	Affiliated Computer Services, Inc., Class A	23,692
200	[1]	Altiris, Inc.	3,184
100	[1]	Borland Software Corp.	1,230
200	[1]	CareScience, Inc.	190
100	[1]	Cognos, Inc.	2,345
100	[1]	Cree Research, Inc.	1,635
100	[1]	Dell Computer Corp.	2,674
100	[1]	Digital Impact, Inc.	190
100	[1]	EasyLink Services Corp., Class A	64
250	[1]	eCollege.com	862
50	[1]	Exponent, Inc.	734
50	[1]	GlobespanVirata, Inc.	220
100		Hewlett-Packard Co.	1,736
150	[1]	Informatica Corp.	864
100	[1]	Integrated Telecom Express	159
50	[1]	J.D. Edwards & Co.	564
150	[1]	Lexar Media, Inc.	941
700	[1]	Magma Design Automation	6,706
150	[1]	Manhattan Associates, Inc.	3,549
50	[1]	Microchip Technology, Inc.	1,223
100	[1]	Microsoft Corp.	5,170
150	[1]	NASSDA Corp.	1,683
300	[1]	NIC, Inc.	432
350	[1]	Online Resources Corp.	983
100	[1]	Oracle Corp.	1,080
50	[1]	ParthusCeva, Inc.	296
50	[1]	Perot Systems Corp.	536
250	[1]	Raindance Communications, Inc.	808
250	[1]	SeaChange International, Inc.	1,538
900	[1]	Seagate Technology Holdings	9,657
250	[1]	Synaptics, Inc.	1,900
100		Talx Corp.	1,292
100	[1]	ThermoGenesis Corp.	205
300	[1]	UTStarcom, Inc.	5,949
200	[1]	Visual Networks, Inc.	290

		TOTAL	85,279

Shares			Value
		COMMON STOCKS--continued
		Materials--0.6%
50		Barrick Gold Corp.	$770
150		Goldcorp, Inc., Class A	1,908
50		Newmont Mining Corp.	1,452

		TOTAL	4,130

		Telecommunication Services--0.6%
40		AT&T Corp.	1,044
200	[1]	Intrado, Inc.	1,960
183	[1]	TALK America Holdings, Inc.	1,025

		TOTAL	4,029

		Utilities--1.9%
200		Kinder Morgan, Inc.	8,454
200		NiSource, Inc.	4,000

		TOTAL	12,454

		TOTAL COMMON STOCKS (IDENTIFIED COST $657,962)	639,405

		TOTAL INVESTMENTS (IDENTIFIED COST $657,962)[2]	$639,405

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $661,266. The net unrealized depreciation of investments on a federal tax basis amounts to $21,861 which is comprised of $18,742 appreciation and $40,603 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($650,528) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $657,962)		$639,405
Cash		87,006
Income receivable		119

TOTAL ASSETS		726,530

Liabilities:
Payable for investments purchased	$73,691
Payable for shares redeemed	20
Accrued expenses	2,291

TOTAL LIABILITIES		76,002

Net assets for 79,760 shares outstanding		$650,528

Net Assets Consist of:
Paid in capital		$678,264
Net unrealized depreciation of investments		(18,557)
Accumulated net realized loss on investments and foreign currency transactions		(9,179)

TOTAL NET ASSETS		$650,528

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$650,528 ÷ 79,760 shares outstanding		$8.16

See Notes which are an integral part of the Financial Statements

Statement of Operations

Period Ended December 31, 2002

Investment Income:
Dividends			$383
Interest			378

TOTAL INCOME			761

Expenses:
Investment adviser fee		$2,215
Administrative personnel and services		83,905
Custodian fees		2,450
Transfer and dividend disbursing agent fees and expenses		10,770
Auditing fees		13,123
Legal fees		2,336
Portfolio accounting fees		29,546
Share registration costs		59
Printing and postage		6,227
Insurance premiums		9
Miscellaneous		714

TOTAL EXPENSES		151,354

Waiver and Reimbursement:
Waiver of investment adviser fee	$(2,175)
Reimbursement of other operating expenses	(146,839)

TOTAL WAIVER AND REIMBURSEMENT		(149,014)

Net expenses			2,340

Net operating loss			(1,579)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(9,225)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency transactions			(18,557)

Net realized and unrealized loss on investments and foreign currency transactions			(27,782)

Change in net assets resulting from operations			$(29,361)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Period Ended December 31	2002 [1]
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(1,579)
Net realized loss on investments and foreign currency transactions	(9,225)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(18,557)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(29,361)

Share Transactions:
Proceeds from sale of shares	757,137
Cost of shares redeemed	(77,248)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	679,889

Change in net assets	650,528

Net Assets:
Beginning of period	--

End of period	$650,528

1 For the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Period Ended December 31	2002 [1]
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net operating loss	(0.00)
Net realized and unrealized loss on investments and foreign currency transactions	(1.84)

TOTAL FROM INVESTMENT OPERATIONS	(1.84)

Net Asset Value, End of Period	$ 8.16

Total Return[2]	(18.40)%

Ratios to Average Net Assets:

Expenses	1.50%[3]

Net operating loss	(1.02)%[3]

Expense waiver/reimbursement[4]	95.85%[3]

Supplemental Data:

Net assets, end of period (000 omitted)	$651

Portfolio turnover	19%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Kaufmann Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation.

SIGNIFICANTACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(1,625)	$46	$1,579

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term gains	--

Unrealized depreciation	$(21,861)

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $5,875 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2002, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Period Ended December 31	2002[1]
Shares sold	89,778
Shares redeemed	(10,018)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	79,760

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.425% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the period ended December 31, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a shareholder services agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended December 31, 2002, were as follows:

Purchases	$711,944

Sales	$44,802

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED KAUFMANN FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Kaufmann Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 30, 2002 (date of initial public investment) to December 31, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Kaufmann Fund II as of December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the period in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Kaufmann Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916827

28136 (2/03)

Federated Investors
World-Class Investment Manager

Federated Prime Money Fund II

A Portfolio of the Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Prime Money Fund II.

This report covers the 12-month reporting period from January 1, 2002 through December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's money market holdings and the financial statements.

Over the year, the fund kept shareholders' cash working--and accessible--every day while maintaining a stable share price of $1.00.1

To provide a competitive daily yield, the fund invests in a diversified portfolio of high-quality money market securities. Over the 12-month reporting period, the fund paid a total of $0.014 per share in dividends to shareholders. It ended the reporting period with a total return of 1.41% and a 7-day net yield of 1.04%.2 On December 31, 2002, net assets were $177.9 million.

Thank you for choosing Federated Prime Money Fund II as a convenient, professionally managed way to keep your ready cash working. We will continue to keep you up-to-date on your investment, and welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

1 An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

Federated Prime Money Fund II invests in money market instruments maturing in 397 days or less. The average maturity of these securities, computed on a dollar weighted basis, is restricted to 90 days or less. Portfolio securities must be rated in one of the two highest short-term rating categories by one or more of the nationally recognized statistical rating organizations or be of comparable quality to securities having such ratings. Typical security types include, but are not limited to, commercial paper, certificates of deposit, time deposits, variable rate instruments and repurchase agreements.

The year 2002 began with uncertainty surrounding the U.S. economic recovery and the changing geopolitical landscape. The overnight federal funds target rate stood at 1.75% in January 2002. Reports of strong fourth quarter 2001 and first quarter 2002 economic figures led the marketplace to believe that the Federal Reserve Board (the "Fed") may need to raise interest rates during 2002. Throughout the second quarter of the year conflicting data began to cloud the economic forecasts. Strong consumer activity and low inflation were offset by stagnant business investment and weak labor markets, numerous accounting scandals, a weak stock market and geopolitical risks weighed on the markets. In August 2002 forecasters were again predicting an ease in interest rates. In November 2002 the Fed surprised the market with a 50 basis point interest rate cut. The 1.25% federal funds target rate is currently at its lowest level in over 40 years.

Economic activity may begin to expand slowly throughout 2003. In order for the economy to regain momentum we need to see increases in capital spending, final demand and an improvement in the employment picture. Once again, as in 2002, the wild card for the U.S. economy is geopolitical risks.

Thirty-day commercial paper started the reporting period at 1.77% on January 2, 2002, and remained at that level until the November rate cut by the Fed. On December 31, 2002 the 30-day commercial paper rate stood at 1.32%.

The target average maturity range for Federated Prime Money Market Fund II remained in the 45-55 day range for most of the reporting period. In structuring the fund, there is continued emphasis placed on positioning 30-35% of the fund's assets in variable rate demand notes and accomplishing a modest barbell structure.

During the 12-month reporting period, the net assets of Federated Prime Money Market Fund II decreased from $214.3 to $177.9 million while the 7-day net yield decreased from 1.82% to 1.04%. The effective average maturity of the fund on December 31, 2002 was 53 days.

Portfolio of Investments

December 31, 2002

Principal Amount		Value
	CERTIFICATES OF DEPOSIT--12.1%
	Banking--12.1%
$2,000,000	Abbey National Treasury Services, PLC, 1.810%, 10/17/2003	$2,000,000
1,700,000	BNP Paribas SA, 2.220%, 2/18/2003	1,700,011
5,000,000	Comerica Bank, 2.275% - 2.330%, 6/20/2003 - 6/23/2003	5,000,732
1,000,000	Huntington National Bank, Columbus, OH, 2.630%, 5/5/2003	1,004,279
8,900,000	Mercantile Safe Deposit & Trust Co., Baltimore, 1.380% - 2.100%, 6/12/2003 - 6/30/2003	8,900,000
2,000,000	Svenska Handelsbanken, Stockholm, 2.280%, 6/30/2003	2,001,256
1,000,000	Toronto Dominion Bank, 1.340%, 5/7/2003	999,965

	TOTAL CERTIFICATES OF DEPOSIT	21,606,243

	COMMERCIAL PAPER--42.4%[1]
	Banking--13.8%
9,000,000	Bavaria TRR, (Bayerische Hypotheken-und Vereinsbank AG Swap Agreement), 1.480%, 1/15/2003	8,994,820
500,000	Blue Spice LLC, (Deutsche Bank AG Swap Agreement), 1.750%, 1/9/2003	499,805
1,000,000	Citicorp, 1.720%, 1/9/2003	999,618
9,000,000	Long Lane Master Trust IV, (Fleet National Bank Swap Agreement), 1.350% - 1.420%, 1/10/2003 - 2/12/2003	8,990,705
5,000,000	Stellar Funding Group Inc., 1.360%, 1/31/2003	4,994,333

	TOTAL	24,479,281

	Entertainment--1.0%
1,800,000	Walt Disney Co., 1.650%, 2/14/2003	1,796,370

	Finance - Automotive--3.8%
5,000,000	FCAR Auto Loan Trust (A1+/P1 Series II), 1.350%, 1/23/2003	4,995,875
1,800,000	Ford Motor Credit Co., 1.960%, 3/6/2003	1,793,728

	TOTAL	6,789,603

	Finance - Commercial--11.8%
2,000,000	Amsterdam Funding Corp., 1.330%, 5/12/2003	1,990,320
5,000,000	Eureka Securitization Inc., 1.350%, 1/23/2003	4,995,875
3,689,000	Falcon Asset Securitization Corp., 1.360%, 1/24/2003	3,685,795
1,300,000	PREFCO-Preferred Receivables Funding Co., 1.340%, 5/12/2003	1,293,661
9,000,000	Paradigm Funding LLC, 1.380%, 1/23/2003	8,992,410

	TOTAL	20,958,061

	Finance - Equipment--1.1%
2,000,000	John Deere Credit Ltd., (John Deere Capital Corp. GTD), 2.040%, 1/16/2003	1,998,300

	Finance - Retail--7.1%
3,600,000	Household Finance Corp., 2.060% - 2.200%, 1/14/2003 - 2/4/2003	3,596,522
6,000,000	Mortgage Interest Networking Trust A1+/P1, 1.370%, 1/8/2003	5,998,402
3,000,000	Mortgage Interest Networking Trust A1/P1, 1.410%, 1/10/2003	2,998,943

	TOTAL	12,593,867

	Finance Securities--2.6%
4,600,000	Galaxy Funding Inc., 1.360% - 1.770%, 1/24/2003 - 4/14/2003	4,591,440

	Food & Beverage--1.0%
1,800,000	General Mills, Inc., 1.600%, 3/6/2003	1,794,880

	Retail--0.2%
400,000	Safeway, Inc., 1.520%, 1/10/2003	399,848

	TOTAL COMMERCIAL PAPER	75,401,650

Principal Amount		Value
	CORPORATE BONDS-1.8%
	Chemicals--1.1%
$2,000,000	Bayer Corp., (Bayer AG Support Agreement), 4.450%, 3/19/2003	$2,006,211

	Finance - Automotive--0.7%
1,300,000	General Motors Acceptance Corp., 1.910%, 2/14/2003	1,298,674

	TOTAL CORPORATE BONDS	3,304,885

	SHORT-TERM NOTES--6.8%
	Banking--0.6%
1,000,000	National City Bank, Ohio, 2.500%, 3/10/2003	999,972

	Brokerage--0.3%
500,000	Merrill Lynch & Co. Inc. 2.450%, 3/24/2003	500,000

	Finance - Automotive--2.2%
1,500,000	CarMax Auto 2002-2 Owner Trust, Class A1, 1.425%, 12/15/2003	1,500,000
8,409	Ford Credit Auto 2002-C Owner Trust, Class A1, 1.860%, 3/17/2003	8,409
620,160	Ford Credit Auto 2002-D Owner Trust, Class A1, 1.790%, 5/15/2003	620,160
219,565	Honda Auto Receivables 2002-2 Owner Trust, Class A1, 1.950%, 6/13/2003	219,565
1,533,953	MMCA Auto 2002-4 Owner Trust, Class A1, 1.763%, 10/15/2003	1,533,953
138,314	Nissan Auto Receivables 2002-B Owner Trust, Class A1, 2.090%, 5/9/2003	138,314

	TOTAL	4,020,401

	Finance - Securities--3.7%
6,600,000	Beta Finance, Inc., (Beta Finance Corp. GTD), 2.540% - 2.990%, 3/7/2003 - 4/2/2003	6,600,000

	TOTAL SHORT-TERM NOTES	12,120,373

	GOVERNMENT AGENCIES--1.7%
	Government Agency--1.7%
1,000,000	Federal Home Loan Bank System, 1.770%, 10/9/2003	1,000,000
2,000,000	Federal Home Loan Mortgage Corp., 1.750%, 12/8/2003	2,000,000

	TOTAL GOVERNMENT AGENCIES	3,000,000

	LOAN PARTICIPATION--2.0%
	Chemicals--1.7%
3,000,000	DuPont Teijin Films U.K. Ltd., (Du Pont (E.I.) de Nemours & Co. GTD), 1.440%, 1/10/2003	3,000,000

	Electrical Equipment--0.3%
600,000	Mt. Vernon Phenol Plant Partnership, (General Electric Co. LOC), 1.440%, 5/19/2003	600,000

	TOTAL LOAN PARTICIPATION	3,600,000

	MUNICIPALS--5.5%
	Municipals--5.5%
4,865,000	Bridgeport, CT (Series C), 3.250%, 7/17/2003	4,868,818
5,000,000	Triborough Bridge & Tunnel Authority, NY, Trust Receipt (Series 2000 FR/RI-N16), 1.850%, 1/1/2003	5,000,000

	TOTAL MUNICIPALS	9,868,818

	NOTES - VARIABLE--26.5%[2]
	Banking--11.0%
100,000	Alabama State Industrial Development Authority, (Wellborn Cabinet, Inc.), Tax Revenue Bonds, (Fleet National Bank LOC), 1.520%, 1/2/2003	100,000
105,000	Edgefield County, SC (Series 1997), (Bondex Inc Project), (HSBC Bank USA LOC), 2.000%, 1/2/2003	105,000
170,000	Franklin County, OH, Edison Welding (Series 1995), (Huntington National Bank, Columbus, OH LOC), 1.530%, 1/2/2003	170,000
1,020,000	Guilford Capital LLC (Series 2002--D), (Regions Bank, Alabama LOC), 1.720%, 1/2/2003	1,020,000
1,500,000	HBOS Treasury Services PLC, 1.610%, 2/20/2003	1,500,000
4,340,000	Home City Ice Co. & H.C. Transport (Series 2000), (Firstar Bank, N.A. LOC), 1.500%, 1/2/2003	4,340,000
4,495,000	Miller, James & Deborah (Series 1997), (Allfirst Bank LOC), 1.620%, 1/7/2003	4,495,000
4,635,000	Omni, HC, Inc. (Series 2002A), (Columbus Bank and Trust Co., GA LOC), 1.470%, 1/2/2003	4,635,000
Principal Amount		Value
	NOTES - VARIABLE--continued[2]
	Banking--continued
$265,000	Roby Company Ltd. Partnership, (Huntington National Bank, Columbus, OH LOC), 1.470%, 1/2/2003	$265,000
1,575,000	Taxable Floating Rate Notes (Series 2002-H2), Becker, MN PCR, (Bank of New York Swap Agreement), 1.550%, 1/1/2003	1,575,000
90,000	Vista Funding Corp. (Series 1994-A), (Fifth Third Bank, Cincinnati LOC), 1.430%, 1/2/2003	90,000
1,200,000	Wells Fargo & Co., 1.421%, 1/2/2003	1,200,000

	TOTAL	19,495,000

	Brokerage--0.6%
1,000,000	Merrill Lynch & Co., Inc., 1.472%, 1/11/2003	1,000,000

	Finance - Commercial--6.2%
8,000,000	Compass Securitization LLC, 1.370% - 1,375, 1/10/2003 -1/13/2003	7,998,200
3,100,000	General Electric Capital Corp., 1.410% - 1.463%, 1/1/2003 -- 1/9/2003	3,100,949

	TOTAL	11,099,149

	Finance - Securities--2.8%
5,000,000	Sigma Finance, Inc., (Sigma Finance Corp. GTD), 1.408%, 1/2/2003	4,999,668

	Insurance--5.1%
1,000,000	Allstate Life Insurance Co., 1.578%, 1/1/2003	1,000,000
5,000,000	GE Capital Assurance Co., 1.730%, 2/9/2003	5,000,000
1,000,000	GE Life and Annuity Assurance Co., 1.525%, 3/2/2003	1,000,000
1,000,000	Jackson National Life Insurance Co., 1.508%, 1/22/2003	1,000,000
1,000,000	Travelers Insurance Co., 1.890%, 3/31/2003	1,000,000

	TOTAL	9,000,000

	Telecommunications--0.8%
1,000,000	BellSouth Telecommunications, Inc., 1.432%, 3/4/2003	1,000,000
500,000	Verizon Global Funding, 1.400%, 1/18/2003	499,979

	TOTAL	1,499,979

	TOTAL NOTES -- VARIABLE	47,093,796

	REPURCHASE AGREEMENT--4.2%[3]
7,405,000	Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $7,405,535 on 1/02/2003 collateralized by U.S. government agencies with various maturities to 11/25/2032	7,405,000

	TOTAL INVESTMENTS (AT AMORTIZED COST)[4]	$183,400,765

1 Each issue shows the rate of discount at the time of purchase.

2 Floating rate note with current rate and next reset date shown.

3 The repurchase agreement is fully collateralized by U.S. Treasury or government agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($177,945,075) at December 31, 2002.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
LOC	--Letter of Credit
PCR	--Pollution Control Revenue
SA	--Support Agreement

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at amortized cost and value		$183,400,765
Cash		1,520
Income receivable		613,132
Receivable for shares sold		592,106

TOTAL ASSETS		184,607,523

Liabilities:
Payable for shares redeemed	$6,642,926
Accrued expenses	19,522

TOTAL LIABILITIES		6,662,448

Net assets for 178,177,956 shares outstanding		$177,945,075

Net Assets Consist of:
Paid in capital		$178,177,956
Accumulated net realized loss on investments		(232,881)

TOTAL NET ASSETS		$177,945,075

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$177,945,075 ÷ 178,177,956 shares outstanding		$1.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Interest		$4,061,627

Expenses:
Investment adviser fee	$995,048
Administrative personnel and services fee	149,655
Custodian fees	7,047
Transfer and dividend disbursing agent fees and expenses	18,021
Directors'/Trustees' fees	1,930
Auditing fees	12,301
Legal fees	3,761
Portfolio accounting fees	52,078
Printing and postage	27,585
Insurance premiums	1,179
Miscellaneous	1,297

TOTAL EXPENSES		1,269,902

Net investment income		2,791,725

Net realized gain on investments		1,483

Change in net assets resulting from operations		$2,793,208

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,791,725	$6,515,352
Net realized gain on investments	1,483	30,642

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	2,793,208	6,545,994

Distributions to Shareholders:
Distributions from net investment income	(2,791,725)	(6,515,352)

Share Transactions:
Proceeds from sale of shares	1,005,560,260	1,081,547,043
Net asset value of shares issued to shareholders in payment of distributions declared	2,793,532	6,513,485
Cost of shares redeemed	(1,044,721,347)	(1,030,807,682)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(36,367,555)	57,252,846

Change in net assets	(36,366,072)	57,283,488

Net Assets:
Beginning of period	214,311,147	157,027,659

End of period	$177,945,075	$214,311,147

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income From Investment Operations:
Net investment income	0.01	0.04	0.06	0.05	0.05
Net realized gain (loss) on investments	0.00 [1]	0.00 [1]	(0.00)[1]	--	--

TOTAL FROM INVESTMENT OPERATIONS	0.01	0.04	0.06	0.05	0.05

Less Distributions:
Distributions from net investment income	(0.01)	(0.04)	(0.06)	(0.05)	(0.05)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[2]	1.41%	3.75%	5.95%	4.63%	4.92%

Ratios to Average Net Assets:

Expenses	0.64%	0.66%	0.67%	0.73%	0.80%

Net investment income	1.40%	3.54%	5.75%	4.60%	4.80%

Expense waiver/reimbursement[3]	--	--	0.02%	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$177,945	$214,311	$157,028	$193,870	$103,097

1 Represents less than $0.01.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Prime Money Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under the repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized as required. Distributions to shareholders are recorded on the ex-dividend date.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $232,881, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	1,005,560,260	1,081,547,043
Shares issued to shareholders in payment of distributions declared	2,793,532	6,513,485
Shares redeemed	(1,044,721,347)	(1,030,807,682)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(36,367,555)	57,252,846

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.50% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED PRIME MONEY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Prime Money Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Prime Money Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s),Other Directorships Held and Previous Positions
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships and Held Previous Positions
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Prime Money Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916504

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G00842-01 (2/03)

Federated Utility Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

This is the Annual Report for Federated Utility Fund II, a portfolio of Federated Insurance Series, which offers you opportunities to earn dividend income as well as capital growth by investing in well-known companies that supply critical light, heat, and telecommunications products and services to society.1

This report covers the fund's fiscal year from January 1, 2002 through December 31, 2002, and it includes an investment review by the fund's portfolio manager and a complete listing of the fund's holdings and financial statements.

Many of the fund's holdings are good, solid companies, but have not been good stock investments. Deregulation caused excessive production, and advances in telecommunications motivated these corporations to invest billions. For the most part, they did not profit from these investments. Their stock values have plummeted even though we are still using electricity, natural gas and telephones.

For the reporting period ended December 31, 2002, Federated Utility Fund II produced a total return of (23.95)%.2 The total return was impacted by a decline in net asset value from $10.37 to $7.52, but negative performance was tempered by a $0.472 per share income distribution. Fund net assets totaled $85.4 million on December 31, 2002.

As a longer-term investment, Federated Utility Fund II is subject to periodic market downturns. But you can increase your investment in the fund over time regardless of the market's fluctuations by following a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you buy more fund shares when prices are low and fewer when prices are higher.3

Thank you for choosing Federated Utility Fund II as a diversified, professionally managed way to participate in the income and growth opportunities of utility stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. Utility securities are interest-rate sensitive, and a rise in interest rates can cause their value to fall.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worthy more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

In 2002, the year began with optimism that the two-year- old bear market would end. However, this hope was misplaced as the market fell sharply. The Standard & Poor's (S&P) 500 Index1 had its worst year since 1974 returning (22.10)%. In fact, the S&P 500 index declined for a third year in a row, something not seen since 1941--over 60 years ago.

The main culprit behind the unexpected large decline was a slower than expected economic recovery led by weak business investment and job creation. Lower corporate profits foreshadowed disappointing earnings in terms of both quality and growth. In addition, negative sentiment cast a dark shadow over the market due to corporate scandals, bankruptcies, and geopolitical risk like Iraq.

Unfortunately, both the S&P Utility and S&P Telecommunications sectors were tainted with these disappointments and their returns trailed the overall market. For the year, the S&P Utility Index returned (29.96)% while the S&P Communication Services Index returned (34.08)%.2 In utilities, falling power prices and high leverage led numerous companies to cut their dividends and issue equity. The troubles in telecommunications were highlighted by WorldCom--the largest bankruptcy in the United States. In fact, these two sectors along with the Information Technology sector led the market's decline in 2002.

Federated Utility Fund II returned (23.95)%, outperforming the Utility/Telecom composite benchmark return of (32.02)%. Versus this benchmark, the fund benefited from a greater sector exposure to utilities and a corresponding lower sector weight in the communications area. In addition, favorable stock selection in the Utility Sector significantly aided returns relative to the benchmark. When compared to Lipper's average Utility fund3 return of (23.79)%, the fund's performance was in line.

As the new year begins, uncertainty remains for the equity markets. Although possible, a fourth down year in a row would be an historical event. In fact, it has only happened twice in the last two centuries (1929-1932 and 1836-1839). Looking at the current level of valuations and interest rates, a high single digit return expectation seems warranted for 2003. With this difficult environment continuing, the fund continues to diversify its holdings. The fund maintains its defensive value approach. With this discipline in mind, the fund has begun to reposition itself into utility and telecommunication stocks that, in our opinion, will participate with the upward move in the market while maintaining the basic characteristics of value stocks, including an income component. Particular attention has been given to the quality of earnings, balance sheets, and management creditability.

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 S&P Utility Index is an unmanaged market cap-weighted index of natural gas and electric companies. The S&P Communications Services Index is an unmanaged market cap-weighted index of communications companies. Indexes are unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

GROWTH OF $10,000 INVESTED IN FEDERATED UTILITY FUND II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(23.95)%
5 Years	(7.09)%
Start of Performance (2/10/1994)	1.82%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Utility Fund II (the "Fund") fromFebruary 10, 1994(start of performance)to December 31, 2002compared to the Standard & Poor's Communications Services Index (SPCSX)2,3and the Standard and Poor's Utility Index (SPUX).3

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The SPCSX and the SPUX have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The SPCSX began its performance on July 1, 1996. The index has been assigned a beginning value of $12,545, the value of the Fund on July 1, 1996.

3 The SPCSX and the SPUX are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--53.1%
		Basic Material--0.6%
18,500	[1]	Anglo American PLC, ADR	$270,100
6,200		Du Pont (E.I.) de Nemours & Co.	262,880

		TOTAL	532,980

		Communication Services--15.9%
7,200		AT&T Corp.	187,992
127,600		BCE, Inc.	2,298,076
53,800		BellSouth Corp.	1,391,806
145,900		SBC Communications, Inc.	3,955,349
47,200		Sprint Corp.	683,456
11,200	[1]	Telecom Italia SpA, ADR	850,976
13,800	[1]	Telefonos de Mexico, Class L, ADR	441,324
98,000		Verizon Communications	3,797,500

		TOTAL	13,606,479

		Consumer Staples--0.3%
5,000		Philip Morris Cos., Inc.	202,650

		Energy--2.2%
10,700		BP Amoco PLC, ADR	434,955
9,200		ChevronTexaco Corp.	611,616
3,892		ConocoPhillips	188,334
10,200		Diamond Offshore Drilling, Inc.	222,870
3,000	[1]	Ente Nazionale Idrocarburi, ADR	235,470
9,800		Marathon Oil Corp.	208,642

		TOTAL	1,901,887

		Financials--4.5%
13,100		AMB Property Corp.	358,416
5,500		Apartment Investment & Management Co., Class A	206,140
8,800		Archstone-Smith Trust	207,152
6,100		Boston Properties, Inc.	224,846
17,000		Equity Office Properties Trust	424,660
9,900		Highwoods Properties, Inc.	218,790
39,700		iStar Financial, Inc.	1,113,585
20,200		Public Storage, Inc.	652,662
11,300		Vornado Realty Trust	420,360

		TOTAL	3,826,611

		Utilities--29.6%
22,600		American Electric Power Co., Inc.	617,658
129,800		CenterPoint Energy, Inc.	1,103,300
25,500		Consolidated Edison Co.	1,091,910
49,700		DPL, Inc.	762,398
30,400		DQE, Inc.	463,296
82,000		Endesa SA, ADR	926,600
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
18,300		Energy East Corp.	$404,247
14,000		Entergy Corp.	638,260
48,500		Exelon Corp.	2,559,345
53,100		Great Plains Energy, Inc.	1,214,928
17,200	[1]	Idacorp, Inc.	427,076
33,500		KeySpan Corp.	1,180,540
90,500	[1]	Korea Electric Power Corp., ADR	769,250
12,800		NICOR, Inc.	435,584
18,400		NSTAR	816,776
19,700		National Fuel Gas Co.	408,381
5,300		National Grid Group PLC, ADR	194,987
62,500	[1]	NiSource, Inc.	1,250,000
27,900		Northeast Utilities Co.	423,243
13,100		OGE Energy Corp.	230,560
50,400		Peoples Energy Corp.	1,947,960
51,800		Pinnacle West Capital Corp.	1,765,862
41,700		Progress Energy, Inc.	1,807,695
11,700		Public Service Enterprises Group, Inc.	375,570
26,200		SCANA Corp.	811,152
49,600		Southern Co.	1,408,144
13,200	[1]	Utilities Holders Trust	846,780
10,700	[1]	WPS Resources Corp.	415,374

		TOTAL	25,296,876

		TOTAL COMMON STOCKS (IDENTIFIED COST $45,792,250)	45,367,483

		PREFERRED STOCKS--30.7%
		Communication Services--3.9%
65,000		Alltel Corp., DECS, $3.88	3,336,450

		Utilities--26.8%
62,300		American Electric Power Co., Inc., DECS, $4.63	2,420,355
24,900		CMS Energy Corp., PEPS, $1.81	427,035
71,500		Cinergy Corp., Conv. Pfd., $4.75	3,961,100
35,100		DTE Energy Co., PRIDES, $2.19	957,879
33,100		Dominion Resources, Inc., Conv. Pfd., $4.75	1,793,689
58,700	[1]	Duke Energy Corp., PRIDES, Series B, $2.00	932,743
8,600		FPL Group, Inc., DECS	459,068
68,600		FPL Group, Inc., DECS, $4.25	3,797,696
35,800		KeySpan Corp., DECS, $4.38	1,810,406
40,900		NiSource, Inc., Conv. Pfd., $3.88	1,559,313
74,100	[1]	PPL Corp., Conv. Pfd., $1.94	1,344,915
9,000		Public Service Enterprises Group, Inc., PRIDES, $5.13	448,650
39,000		Sempra Energy, DECS, $2.13	937,950
11,500	[1]	TECO Energy, Inc., Conv. Pfd., $2.38	228,850
63,100		TXU Corp., Conv. Pfd., $4.38	1,804,660

		TOTAL	22,884,309

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $27,197,119)	26,220,759

Principal Amount			Value
		CORPORATE BONDS--9.8%
		Communication Services--0.8%
$300,000		CenturyTel, Inc., 8.375%, 10/15/2010	$355,410
300,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	320,424

		TOTAL	675,834

		Consumer Discretionary--0.8%
300,000	[1]	Federated Department Stores, Inc., 6.625%, 4/1/2011	328,749
300,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	338,484

		TOTAL	667,233

		Consumer Staples--0.4%
300,000		Kellogg Co., 7.45%, 4/1/2031	365,832

		Financials--2.7%
300,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	327,054
300,000		General Electric Capital Corp., Note, Series MTN, 6.75%, 3/15/2032	333,615
300,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	299,559
300,000		Household Finance Corp., 7.00%, 5/15/2012	329,316
300,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	333,831
300,000		U.S. Bank N.A., 6.30%, 2/4/2014	339,831
300,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	323,841

		TOTAL	2,287,047

		Health Care--0.4%
300,000		HCA - The Healthcare Corp., 6.95%, 5/1/2012	319,404

		Industrials--1.1%
300,000		Masco Corp., Note, 5.875%, 7/15/2012	318,927
300,000		Raytheon Co., 8.20%, 3/1/2006	337,590
300,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	330,486

		TOTAL	987,003

		Miscellaneous--2.9%
22,500		iShares GS$Investop Corp. Bond	2,468,025

		Utilities--0.7%
300,000		Arizona Public Service Co., 6.375%, 10/15/2011	316,344
300,000		FirstEnergy Corp., 6.45%, 11/15/2011	298,427

		TOTAL	614,771

		TOTAL CORPORATE BONDS (IDENTIFIED COST $8,145,513)	8,385,149

Principal Amount			Value
		REPURCHASE AGREEMENT--6.1%[2]
$5,203,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $5,203,376 on 1/02/2003 collateralized by U.S Government Agency Obligations with various maturities to 11/25/2032.	$5,203,000

		TOTAL INVESTMENTS (IDENTIFIED COST $86,337,882)[3]	$85,176,391

1 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for generally accepted accounting principles (GAAP) is $86,337,882. Cost for federal tax purposes is $87,844,237. The difference between cost for GAAP and cost on a tax basis is related to amortization/accretion tax elections and wash sale loss deferrals on fixed income securities. The net unrealized depreciation of investments on a federal tax basis amounts to $2,667,846 which is comprised of $3,421,989 appreciation and $6,089,835 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($85,418,884) at December 31, 2002.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
MTN	--Medium-Term Note
PEPS	--Participating Equity Preferred Stock
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in securities (identified cost $86,337,882)		$85,176,391
Cash		358
Income receivable		246,400
Receivable for shares sold		63,631
Short-term investments held as collateral for securities lending		7,276,602

TOTAL ASSETS		92,763,382

Liabilities:
Payable for shares redeemed	$61,434
Payable on collateral due to broker	7,276,602
Accrued expenses	6,462

TOTAL LIABILITIES		7,344,498

Net assets for 11,353,093 shares outstanding		$85,418,884

Net Assets Consist of:
Paid in capital		$153,249,115
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,161,781)
Accumulated net realized loss on investments and foreign currency transactions		(71,796,478)
Undistributed net investment income		5,128,028

TOTAL NET ASSETS		$85,418,884

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$85,418,884 ÷ 11,353,093 shares outstanding		$7.52

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $33,176)		$5,911,673
Interest (including income on securities loaned of $40,763)		303,340

TOTAL INCOME		6,215,013

Expenses:
Investment adviser fee	$788,623
Administrative personnel and services fee	125,000
Custodian fees	10,125
Transfer and dividend disbursing agent fees and expenses	28,203
Directors'/Trustees' fees	1,330
Auditing fees	10,810
Legal fees	4,918
Portfolio accounting fees	50,519
Share registration costs	141
Printing and postage	48,969
Insurance premiums	906
Miscellaneous	1,262

TOTAL EXPENSES	1,070,806

Fees paid indirectly from directed brokerage arrangements	(12,682)

Net expenses		1,058,124

Net investment income		5,156,889

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments, option and foreign currency transactions		(34,825,945)
Net change in unrealized appreciation/depreciation of investments, option and translation of assets and liabilities in foreign currency		(1,403,519)

Net realized and unrealized loss on investments, option and foreign currency transactions		(36,229,464)

Change in net assets resulting from operations		$(31,072,575)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,156,889	$6,164,758
Net realized loss on investments, option and foreign currency transactions	(34,825,945)	(16,208,655)
Net change in unrealized appreciation/depreciation of investments, option and translation of assets and liabilities in foreign currency	(1,403,519)	(13,460,661)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(31,072,575)	(23,504,558)

Distributions to Shareholders:
Distributions from net investment income	(6,136,892)	(5,509,180)

Share Transactions:
Proceeds from sale of shares	21,690,608	28,051,879
Net asset value of shares issued to shareholders in payment of distributions declared	6,136,889	5,509,177
Cost of shares redeemed	(43,469,276)	(41,491,704)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(15,641,779)	(7,930,648)

Change in net assets	(52,851,246)	(36,944,386)

Net Assets:
Beginning of period	138,270,130	175,214,516

End of period (including undistributed net investment income of $5,128,028 and $6,138,277, respectively)	$85,418,884	$138,270,130

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.37	$12.44	$14.35	$15.27	$14.29
Income From Investment Operations:
Net investment income	0.47	0.47 [1]	0.39	0.42	0.37
Net realized and unrealized gain (loss) on investments, option and foreign currency transactions	(2.85)	(2.14)[1]	(1.59)	(0.23)	1.55

TOTAL FROM INVESTMENT OPERATIONS	(2.38)	(1.67)	(1.20)	0.19	1.92

Less Distributions:
Distributions from net investment income	(0.47)	(0.40)	(0.43)	(0.37)	(0.13)
Distributions from net realized gain on investments, option and foreign currency transactions	--	--	(0.28)	(0.74)	(0.81)

TOTAL DISTRIBUTIONS	(0.47)	(0.40)	(0.71)	(1.11)	(0.94)

Net Asset Value, End of Period	$ 7.52	$10.37	$12.44	$14.35	$15.27

Total Return[2]	(23.95)%	(13.72)%	(8.95)%	1.69%	13.95%

Ratios to Average Net Assets:

Expenses	1.02%[3]	0.92%[3]	0.91%	0.94%	0.93%

Net investment income	4.90%	3.86%[1]	2.95%	3.20%	3.20%

Expense waiver/reimbursement[4]	--	--	--	--	0.07%

Supplemental Data:

Net assets, end of period (000 omitted)	$85,419	$138,270	$175,215	$187,666	$162,038

Portfolio turnover	118%	97%	107%	119%	84%

1 Effective January 1, 2001 the Fund adopted the provisions of American Institute of Certified Accountants ("AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended December 31, 2001, this change had no effect on net investment income per share or net realized and unrealized gain (loss) on investments per share, or on the ratio of net investment income to average net assets. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 This expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios for the year ended December 31, 2002 and year ended December 31, 2001 are 1.01% and 0.91%, respectively, after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Utility Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to achieve high current income and moderate capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with GAAP.

Investment Valuation

Listed foreign and domestic corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed foreign and domestic equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts/amortizing premium on long-term debt securities. Prior to January 1, 2001, the Fund did not accrete discount and amortize premium on long-term debt securities. The cumulative effect on this accounting change had no impact on the total net assets of the Fund.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for the reclass of GAAP amortization adjustments. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$1,385	$28,861	$(30,246)

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$6,136,892

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$5,128,028

Undistributed long-term gains	--

Unrealized depreciation	$(2,668,136)

At year end, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment for discount and premium and differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $70,290,123, which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 20,096,146

2009	$ 16,049,079

2010	$34,144,898

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2002, the Fund had no outstanding foreign currency commitments.

Written Option Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and premium received. For the year ended December 31, 2002, the Fund had a realized gain of $49,006 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 12/31/2001	--	--

Options written	1,224	$130,711

Options expired	(189)	$ (19,272)

Options bought to close	(280)	$ (35,144)

Options assigned	(755)	$ (76,295)

Outstanding at 12/31/2002	--	--

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amount of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investment in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. In accordance with the Fund's securities lending agreement, the market value of securities on loan is delivered to the Fund on the next business day. Earnings on collateral are allocated between the custodian securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$6,881,162	$7,276,602

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	2,574,995	2,427,719
Shares issued to shareholders in payment of distributions declared	633,322	488,402
Shares redeemed	(5,192,682)	(3,658,195)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,984,365)	(742,074)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turns pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $12,682 under these arrangements.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$115,915,616

Sales	$125,557,343

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic development within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At December 31, 2002, the diversification of non-U.S. countries was as follows:

Country	Percentage of Net Assets
Canada	2.7%
Italy	1.3%
Spain	1.1%
United Kingdom	1.1%
Korea, Republic of	0.9%
Mexico	0.5%

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES
AND SHAREHOLDERS OF FEDERATED UTILITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Utility Fund II (a portfolio of Federated Insurance Series)(the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Utility Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Utility Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916108

G00845-01 (2/03)

Federated Fund for U.S. Government Securities II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Fund for U.S. Government Securities II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and the financial statements.

To help your money achieve an attractive level of income, Federated Fund for U.S. Government Securities II invests primarily in U.S. government mortgage-backed securities and U.S. Treasury notes and bonds.

2002 proved to be an excellent year for mortgage investors. Despite historically low mortgage rates accompanied by an avalanche of mortgage prepayments, the mortgage sector turned in its best performance in more than a decade. This helped the fund post another strong year.

During the reporting period, the fund produced a distribution per share of $0.445. The fund's net asset value began the period at $11.43 and ended it higher at $11.98. The fund ended the reporting period with a total return of 9.05%.1 On December 31, 2002, net assets reached $489.2 million.

Thank you for choosing Federated Fund for U.S. Government Securities II as a diversified, professionally managed way to pursue income opportunities through government bonds. We will continue to keep you up-to-date on your progress. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
January 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

The Fund invests primarily in U.S. Government securities, which include agency mortgage Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), and Government National Mortgage Association (GNMA), U.S. Treasurys and agency debenture securities. In addition, the fund may invest up to 20% of assets in investment grade non-governmental mortgage-backed securities. The "base" portfolio is a two-thirds/one-third blend of mortgage-backed securities (MBS) and Treasury/agency securities, respectively.

A multitude of risks confronted investors including: economic uncertainty, geopolitical hazard, corporate scandal and terrorism. Concern over the pace and sustainability of economic growth remained although the gross domestic product expanded during the reporting period. Consumer confidence was shaken amid stumbling stock markets, revelations of corporate misdeeds and issues with Iraq and North Korea.

While economic concerns and the War on Terror were ongoing at period outset, market risks increased due to corporate misbehavior. Corporate governance issues came to the forefront with disclosures of fraudulent bookkeeping and resultant record-size bankruptcy filings. Household names such as WorldCom, Adelphia and Tyco garnered headlines due to financial management practices. As a result, consumer confidence fell along with equity indexes.

Citing uncertainty in economic data and geopolitical risk, the Federal Reserve Board (the "Fed") reduced the federal funds target rate 50 basis points to 1.25%, the lowest rate in over 40 years. The Fed's easing cycle, which commenced in January 2001, includes 12 rate cuts totaling 5.25%. In the risk-averse environment, investors sought low-risk alternatives such as government securities. Once again, U.S. Treasurys posted strong returns as yields fell across the curve. Two- and ten-year Treasurys yielded 1.60% and 3.81% at year-end, declines of 1.42% and 1.24%, respectively.

Agency debt and mortgage-backed securities also performed well. Significant spread tightening buoyed agency security returns. For example, agency-to-Treasury spreads for 3-, 5-, and 10-year Fannie Mae Benchmark securities contracted 10, 23 and 23 basis points, respectively. Investors were drawn to the agency sector due to attractive spreads as well as expectations of increased Treasury issuance.

Despite a record refinance wave, mortgages performed well relative to similar duration Treasurys. According to the Mortgage Bankers Association, 30-year fixed mortgage rates fell to 5.74% at year-end, a decline of 1.40%. Refinancing soared as homeowners took advantage of historically low rates. Measured year-over-year, the MBA's refinance index increased over 75%.

Despite the refinance wave, mortgage security demand remained strong. Demand came from a wide variety of sources as defaults in the credit sector brought forth non-traditional buyers willing to accept prepayment uncertainty rather than default risk. U.S. agencies and banks brought their significant purchasing power to the market as well, lending further support to the mortgage market.

Asset allocation was adjusted throughout the reporting period according to our view of relative value. An initial overweight to mortgages in the first quarter and a reversal of that position during the third quarter proved advantageous. Additionally, agency debt was favored relative to Treasurys throughout the year, providing further gains relative to the benchmark. However, a conservative duration1 stance at some points during the year slightly detracted from performance, negating a portion of the profitable asset allocation trades.

Mortgage-backed and Treasury/agency allocations ended the period at 65% and 33%, respectively (2% cash). Fund duration is 2.4 years, a neutral position relative to the blended benchmark (67% Lehman MBS Index and 33% Lehman Government Index).2 The total return for the 12-month reporting period ended December 31, 2002 was 9.05% versus 9.67% for the unmanaged benchmark.

1 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

2 The Lehman Brothers Mortgage Backed Securities Index is composed of all fixed rate, securitized mortgage pools by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages. The Lehman Brothers Government Index includes the Treasury and Agency Indexes. The Treasury component includes public obligations of the U.S. Treasury that have remaining maturities of more than one year. The Agency component includes both callable and non-callable agency securities. This includes publicly issued debt of U.S. government agencies, quasi-federal corporation and corporate or foreign debt guaranteed by the U.S. government. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	9.05%
5 Years	6.75%
Start of Performance (3/28/1994)	6.60%

The graph above illustrates the hypothetical investment of $10,0003 in the Federated Fund For U.S. Government Securities II (the "Fund") fromMarch 28, 1994(start of performance)to December 31, 2002,compared to the Lehman Brothers Government/Mortgage-Backed Index (LBGM),4 and the Lipper U.S. Mortgage Funds Average (LUSMFA).5

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investors' shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

3The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGM, and the LUSMFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

4 The LBGM is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

5 The LUSMFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees of the fund that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2002

Principal Amount			Value
		COLLATERALIZED MORTGAGE OBLIGATIONS--1.8%
$977,493		Countrywide Home Loans 1999-3, 6.500%, 4/25/2029	$987,038
4,803,173		GE Capital Mortgage Services, Inc. 1998-16, 6.500%, 10/25/2013	5,046,262
878,107		Residential Funding Mortgage Securities I 1999-S4, 6.500%, 2/25/2029	887,783
1,719,438		Wells Fargo Mortgage Backed Securities Trust 2001-14, 6.500%, 8/25/2016	1,778,982

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (IDENTIFIED COST $8,569,529)	8,700,065

		INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS--16.1%
1,300,000		Federal Farm Credit System, 5.000%, 2/3/2003	1,304,524
7,300,000		Federal Farm Credit System, 5.750%, 1/18/2011 - 12/7/2028	8,016,944
1,000,000		Federal Farm Credit System, 7.350%, 3/24/2005	1,119,980
4,000,000		Federal Home Loan Bank System, 3.375%, 5/14/2004	4,101,680
6,000,000		Federal Home Loan Bank System, 4.625%, 4/15/2005	6,362,940
3,000,000		Federal Home Loan Bank System, 4.875%, 11/15/2011	3,146,730
4,000,000	[1]	Federal Home Loan Bank System, 5.250%, 8/15/2006	4,360,120
750,000		Federal Home Loan Bank System, 6.185%, 5/6/2008	856,042
6,500,000		Federal Home Loan Bank System, 6.375%, 11/14/2003	6,785,155
3,300,000	[1]	Federal Home Loan Bank System, 6.500%, 11/15/2005	3,692,370
1,000,000		Federal Home Loan Bank System, 6.750%, 8/15/2007	1,161,180
2,100,000		Federal Home Loan Bank System, 7.125%, 2/15/2005 - 2/15/2030	2,472,563
1,000,000		Federal Home Loan Bank System, 7.660%, 7/20/2004	1,093,990
72,000		Federal Home Loan Mortgage Corp., 6.750%, 9/15/2029	85,339
9,500,000	[1]	Federal National Mortgage Association, 6.000%, 5/15/2008 - 1/18/2012	10,189,520
1,200,000		Federal National Mortgage Association, 6.625%, 11/15/2030	1,410,936
1,000,000		Student Loan Marketing Association, 3.625%, 9/30/2004	1,034,460
8,000,000		Student Loan Marketing Association, 5.250%, 3/15/2006	8,711,200
1,000,000	[1]	Tennessee Valley Authority, 5.625%, 1/18/2011	1,090,890
10,700,000		Tennessee Valley Authority, 6.000%, 3/15/2013	11,866,407

		TOTAL INTERMEDIATE-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $67,833,457)	78,862,970

		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--62.4%
		Federal Home Loan Mortgage Corporation--22.9%
5,000,000	[2]	Federal Home Loan Mortgage Corp., 5.500%, 2/1/2033	5,098,450
15,447,538		Federal Home Loan Mortgage Corp., 6.000%, 1/1/2014 - 2/1/2032	16,043,131
10,000,000	[2]	Federal Home Loan Mortgage Corp., 6.000%, 2/1/2033	10,340,600
26,081,254		Federal Home Loan Mortgage Corp., 6.500%, 6/1/2015 - 9/1/2032	27,230,204
16,000,000	[2]	Federal Home Loan Mortgage Corp., 6.500%, 2/1/2033	16,675,040
21,254,042		Federal Home Loan Mortgage Corp., 7.000%, 9/1/2015 - 8/1/2032	22,340,379
5,744,357		Federal Home Loan Mortgage Corp., 7.500%, 9/1/2030 - 5/1/2032	6,100,945
7,260,836		Federal Home Loan Mortgage Corp., 8.000%, 5/1/2030 - 7/1/2032	7,790,133
193,279		Federal Home Loan Mortgage Corp., 8.500%, 5/1/2030	208,198
75,519		Federal Home Loan Mortgage Corp., 9.000%, 2/1/2025 - 5/1/2025	82,469

		TOTAL	111,909,549

		Federal National Mortgage Association--25.8%
18,000,000	[2]	Federal National Mortgage Association, 5.500%, 2/1/2018	18,592,440
22,854,253		Federal National Mortgage Association, 6.000%, 5/1/2014 - 9/1/2032	23,760,330
18,000,000	[2]	Federal National Mortgage Association, 6.000%, 2/1/2033	18,673,140
26,663,572		Federal National Mortgage Association, 6.500%, 11/1/2014 - 7/1/2032	27,876,440
17,000,000	[2]	Federal National Mortgage Association, 6.500%, 2/1/2018 - 2/1/2033	17,740,640
12,550,334		Federal National Mortgage Association, 7.000%, 3/1/2015 - 4/1/2032	13,237,458
Principal Amount			Value
		LONG-TERM U.S. GOVERNMENT OBLIGATIONS--continued
		Federal National Mortgage Association--continued
$5,598,957		Federal National Mortgage Association, 7.500%, 5/1/2015 - 2/1/2032	$5,954,598
312,408		Federal National Mortgage Association, 8.000%, 7/1/2030	336,113

		TOTAL	126,171,159

		Government National Mortgage Association--13.7%
9,000,000	[2]	Government National Mortgage Association, 6.000%, 2/1/2033	9,365,580
4,299,788		Government National Mortgage Association, 6.000%, 4/15/2032 - 6/15/2032	4,477,154
21,417,495		Government National Mortgage Association, 6.500%, 12/15/2023 - 5/15/2032	22,486,403
14,246,088		Government National Mortgage Association, 7.000%, 7/15/2029 - 9/15/2032	15,098,953
13,352,594		Government National Mortgage Association, 7.500%, 10/15/2026 - 3/15/2032	14,267,607
1,134,422		Government National Mortgage Association, 8.000%, 12/15/2029 - 4/15/2030	1,225,176
78,972		Government National Mortgage Association, 8.500%, 6/15/2027	86,375
219,325		Government National Mortgage Association, 9.500%, 11/15/2016	245,644

		TOTAL	67,252,892

		TOTAL LONG-TERM U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $302,780,283)	305,333,600

		U.S. TREASURY OBLIGATIONS--16.7%
2,950,000	[1]	United States Treasury Bonds, 11.250%, 2/15/2015	4,917,738
4,300,000	[1]	United States Treasury Bonds, 6.000%, 2/15/2026	4,931,326
3,700,000	[1]	United States Treasury Bonds, 6.125%, 11/15/2027	4,325,596
2,800,000	[1]	United States Treasury Bonds, 6.250%, 8/15/2023	3,292,716
500,000	[1]	United States Treasury Bonds, 7.250%, 5/15/2016	640,995
3,050,000	[1]	United States Treasury Bonds, 7.625%, 2/15/2025	4,170,875
1,800,000	[1]	United States Treasury Bonds, 8.000%, 11/15/2021	2,510,316
2,216,346	[1]	United States Treasury Note, 3.000%, 7/15/2012	2,355,444
4,000,000		United States Treasury Notes, 3.000%, 1/31/2004	4,075,960
6,500,000	[1]	United States Treasury Notes, 3.625%, 3/31/2004	6,688,500
3,177,000	[1]	United States Treasury Notes, 4.250%, 5/31/2003 - 11/15/2003	3,237,356
1,000,000	[1]	United States Treasury Notes, 4.375%, 5/15/2007	1,074,120
4,000,000	[1]	United States Treasury Notes, 4.875%, 2/15/2012	4,347,560
7,000,000	[1]	United States Treasury Notes, 5.000%, 2/15/2011	7,699,020
3,500,000	[1]	United States Treasury Notes, 5.250%, 5/15/2004	3,687,915
5,076,000	[1]	United States Treasury Notes, 5.625%, 5/15/2008	5,760,499
5,800,000	[1]	United States Treasury Notes, 5.750%, 11/15/2005	6,413,408
10,500,000	[1]	United States Treasury Notes, 5.875%, 11/15/2004	11,343,046

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $78,234,070)	81,472,390

		REPURCHASE AGREEMENTS--21.7%
24,000,000	[3,4]	Interest in $231,000,000 joint repurchase agreement with Credit Suisse First Boston Corp., 1.300% dated 12/17/2002, to be repurchased at $24,030,333 on 1/21/2003 collateralized by U.S. government agencies with various maturities to 11/15/2032	24,000,000
27,000,000	[3,4]	Interest in $437,000,000 joint repurchase agreement with Goldman Sachs & Co., 1.300% dated 12/11/2002, to be repurchased at $27,033,150 on 1/14/2003 collateralized by U.S. government agencies with various maturities to 1/1/2033	27,000,000
Principal Amount			Value
		REPURCHASE AGREEMENTS--continued
$9,000,000	[3,4]	Interest in $180,000,000 joint repurchase agreement with Morgan Stanley & Co., 1.310% dated 12/19/2002, to be repurchased at $9,011,135 on 1/22/2003 collateralized by U.S. government agencies with various maturities to 4/15/2032	$9,000,000
30,000,000	[3,4]	Interest in $306,000,000 joint repurchase agreement with Salomon Smith Barney, Inc., 1.300% dated 12/11/2002, to be repurchased at $30,036,833 on 1/14/2003 collateralized by U.S. government agencies with various maturities to 11/1/2032	30,000,000
16,244,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $16,245,173 on 1/02/2003 collateralized by U.S. government agencies with various maturities to 11/25/2032	16,244,000

		TOTAL REPURCHASE AGREEMENTS (AT AMORTIZED COST)	106,244,000

		TOTAL INVESTMENTS (IDENTIFIED COST $563,661,339)[5]	$580,613,025

1 Certain principal amounts are temporarily on loan to unaffiliated broker/dealers.

2 All or a portion of these securities are subject to dollar roll transactions.

3 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

4 Security held as collateral for dollar roll transactions.

5 The cost of investments for federal tax purposes amounts to $563,678,658. The net unrealized appreciation of investments on a federal tax basis amounts to $16,934,367 which is comprised of $16,980,116 appreciation and $45,749 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($489,234,781) at December 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in repurchase agreements	$106,244,000
Investments in securities	474,369,025

Total investments in securities, at value (identified cost $563,661,339)		$580,613,025
Cash		907
Income receivable		3,408,952
Receivable for shares sold		1,611,011
Short-term investments held as collateral for securities lending		77,133,039

TOTAL ASSETS		662,766,934

Liabilities:
Payable for investments purchased	9,291,505
Payable for shares redeemed	453,216
Payable on collateral due to broker	77,133,039
Payable for dollar roll transactions	86,620,506
Accrued expenses	33,887

TOTAL LIABILITIES		173,532,153

Net assets for 40,834,939 shares outstanding		$489,234,781

Net Assets Consist of:
Paid in capital		$451,832,089
Net unrealized appreciation of investments		16,951,686
Accumulated net realized gain on investments		2,329,216
Undistributed net investment income		18,121,790

TOTAL NET ASSETS		$489,234,781

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$489,234,781 ÷ 40,834,939 shares outstanding		$11.98

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Interest (net of dollar roll expense of $1,594,464 and including interest on securities loaned of $11,748)		$20,981,081

Expenses:
Investment adviser fee	$2,374,332
Administrative personnel and services fee	297,583
Custodian fees	27,795
Transfer and dividend disbursing agent fees and expenses	19,927
Directors'/Trustees' fees	3,071
Auditing fees	13,877
Legal fees	6,091
Portfolio accounting fees	91,143
Printing and postage	23,065
Insurance premiums	1,146
Miscellaneous	1,261

TOTAL EXPENSES	2,859,291

Net investment income		18,121,790

Realized and Unrealized Gain on Investments:
Net realized gain on investments		3,529,402
Net change in unrealized appreciation of investments		13,638,676

Net realized and unrealized gain on investments		17,168,078

Change in net assets resulting from operations		$35,289,868

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,121,790	$12,791,192
Net realized gain on investments	3,529,402	1,357,107
Net change in unrealized appreciation of investments	13,638,676	435,116

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	35,289,868	14,583,415

Distributions to Shareholders:
Distributions from net investment income	(12,790,532)	(8,293,822)

Share Transactions:
Proceeds from sale of shares	371,100,386	230,195,840
Proceeds from shares issued in connection with the tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series	10,254,157	--
Net asset value of shares issued to shareholders in payment of distributions declared	12,790,530	8,293,819
Cost of shares redeemed	(227,814,049)	(103,953,873)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	166,331,024	134,535,786

Change in net assets	188,830,360	140,825,379

Net Assets:
Beginning of period	300,404,421	159,579,042

End of period (including undistributed net investment income of $18,121,790 and $12,790,980, respectively)	$489,234,781	$300,404,421

See Notes which are an integral part of the Financial Statements

Statement of Cash Flows

For the Year Ended December 31, 2002

Increase (Decrease) in Cash
Cash Flows From Operating Activities:
Change in net assets from operations	$35,289,868

Adjustments to Reconcile Change in Net Assets Resulting from Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(1,245,378,837)
Paydown on investment securities	75,104,081
Realized loss on paydowns	278,245
Proceeds from sale of investment securities	1,000,369,177
Net purchases of short-term investment securities	(58,797,000)
Increase in income receivable	(1,295,921)
Decrease in cash held as collateral for securities lending	(77,133,039)
Decrease in accrued expenses	(22,201)
Decrease in payable for investments purchased	(1,969,287)
Increase in payable on collateral due to broker	77,133,039
Net realized gain on investments	(3,529,402)
Net change in amortization/accretion of premium/discount	695,476
Net unrealized appreciation on investments	(13,638,676)

NET CASH USED IN OPERATING ACTIVITIES	(212,894,477)

Cash Flows from Financing Activities:
Cash received from dollar roll transactions, net	58,908,965
Proceeds from sale of shares	382,388,880
Cash distributions paid	(2)
Payment for shares redeemed	(228,403,419)

NET CASH PROVIDED BY FINANCING ACTIVITIES	212,894,424

NET DECREASE IN CASH	(53)

Cash:
Beginning of the period	$960

End of the period	$907

Noncash financing activities not included herein consist of reinvestment of distributions of $12,790,530.

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$11.43	$11.11	$10.56	$11.15	$10.54
Income From Investment Operations:
Net investment income	0.53 [1]	0.60 [1]	0.60	0.51	0.44
Net realized and unrealized gain (loss) on investments	0.46	0.16	0.51	(0.57)	0.36

TOTAL FROM INVESTMENT OPERATIONS	0.99	0.76	1.11	(0.06)	0.80

Less Distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.56)	(0.44)	(0.18)
Distributions from net realized gain on investments	--	--	--	(0.09)	(0.01)

TOTAL DISTRIBUTIONS	(0.44)	(0.44)	(0.56)	(0.53)	(0.19)

Net Asset Value, End of Period	$11.98	$11.43	$11.11	$10.56	$11.15

Total Return[2]	9.05%	7.03%	10.97%	(0.60)%	7.66%

Ratios to Average Net Assets:

Expenses	0.72%	0.74%	0.84%	0.84%	0.85%

Net investment income	4.58%	5.39%	5.99%	5.47%	5.44%

Expense waiver/reimbursement[4]	--	--	--	0.00%[3]	0.08%

Supplemental Data:

Net assets, end of period (000 omitted)	$489,235	$300,404	$159,579	$133,738	$111,350

Portfolio turnover	82%	76%	74%	84%	99%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Represents less than 0.01%.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Fund for U.S. Government Securities II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income.

On October 25, 2002, the Fund received a tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series as follows:

Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Tax-Free Transfer of Phoenix-Federated U.S. Government Bond Series Fund Net Assets Received	Unrealized Depreciation Included in Tax-Free Net Assets Received[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
870,472	$10,254,157	$607,928	$473,582,417	$483,836,574

1 Unrealized depreciation is included in the tax-free transfer of Phoenix-Federated U.S. Government Bond Series net assets received amount shown above.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Fund's Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents cash on hand in its custodian bank account and does not include any short-term investments at December 31, 2002.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for tax equalization accounting. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$4,312	$(3,864)	$(448)

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary Income	$12,790,532

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$19,434,003

Undistributed long-term capital gains	$ 1,034,321

Unrealized appreciation	$16,934,367

At year end, there were no significant differences between GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of premium and discount, wash sales loss deferrals and PFIC adjustments.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in cash or short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$74,642,509	$77,133,039

Dollar Roll Transactions

The Trust enters into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Trust sells mortgage securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed-upon price. Dollar roll transactions involve "to be announced" securities and are treated as short-term financing arrangements which will not exceed 12 months. The Trust will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Trust's current yield and total return.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	32,158,943	20,447,496
Shares issued in connection with tax-free transfer of assets from Phoenix-Federated U.S. Government Bond Series	870,472	--
Shares issued to shareholders in payment of distributions declared	1,161,719	755,357
Shares redeemed	(19,646,161)	(9,275,064)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	14,544,973	11,927,789

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$25,742,842

Sales	$3,317,550

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

Purchases	$448,860,603

Sales	$310,120,026

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Fund for U.S. Government Securities II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Fund for U.S. Government Securities II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Positions
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Positions
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Fund for U.S. Government Securities II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916207

G00846-01 (2/03)

Federated International Small Company Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Valued Shareholder:

Enclosed is the Annual Report for Federated International Small Company Fund II, a portfolio of Federated Insurance Series. This report covers the fund's fiscal year from January 1, 2002 through December 31, 2002, and it includes an investment review by the fund's portfolio manager as well as a complete listing of the fund's holdings and financial statements.

Federated International Small Company Fund II offers you opportunities for long-term capital growth through a broadly diversified portfolio of stocks issued by several hundred small companies based outside the United States.1 Holdings in the fund at the end of the reporting period included Foster's Group Ltd. (Australia), Mazda Motor Corp. (Japan) and Ensign Resource Service Group (Canada). Investing in international small caps can be an important way to gain exposure to many of the world's up-and-coming companies and also can help to diversify your portfolio.2

For the fiscal year ended December 31, 2002, Federated International Small Company Fund II had $4.2 million in net assets and produced a total return of (17.48)%.3 Net asset value per share decreased from $5.54 to $4.58 during the period.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. Despite persistent volatility in both the U.S. and foreign stock markets, patient investors should not be discouraged from building wealth through stock fund investments. Please remember that the true measure of the performance of a long-term investment like Federated International Small Company Fund II is in years rather than months.

During times of market uncertainty, you can increase your investment in the fund over time through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you can buy more fund shares when prices are low and fewer when prices are higher.4

Thank you for choosing Federated International Small Company Fund II as a diversified, professionally managed way to participate in the growth opportunities of foreign small cap stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

2 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

3 Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

4 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

As it became apparent that the much expected economic recovery was not going to materialize or would be weaker than expected, markets throughout the world continued to decline for most of the year. It was only when economic numbers indicated that the United States was bumping along the bottom, when we started to see some global market recovery from the year's lows towards the end of the year. Again, volatility was the norm, with rampant sell-offs and stock price drops of even undeserving companies with solid earnings and clear growth trends.

The economic slowdown first evident and accentuated in the United States quickly spread to become a global problem. Widespread corporate profit warnings, layoffs, fraud accusations, and spending pullbacks have further deepened investor skepticism, risk aversion, and emotions. In Europe, particularly in Germany, much needed social reform and structurally high unemployment has hit consumer confidence. However, towards the end of the year, faint signs of a recovery were emerging. As in the previous year, there have been very few bright spots for stocks, although "value" equities were favored over "growth" equities in this environment. Consequently, positive returns for equity investments have been a challenge to achieve in any industry or country without regard to market cap size.

One unequivocal positive during this difficult period has been the willingness of the world's central banks, led by the Federal Reserve Board's aggressive rate-cutting to ease key interest rates in the hope of jumpstarting a stalled economy. In December, we even had the very reluctant and laggard European Central Bank cut key interest rates 50 basis points to 2.75%. The last time the ECB cut interest rates was in November 2001. During the fourth quarter, equity markets around the world rallied on the increased liquidity strength and on optimism that the economy was positioned for a recovery, even if clouded by the prospect of war and higher oil prices.

U.S. investors with international investments benefited this past year with the rapid decline of the U.S. dollar against major foreign currencies. The Euro began the year at E0.89 to the dollar and finished at E1.05 per dollar. This alone reflects a 17.9% currency gain for these investors. The Japanese yen also gained against the U.S. dollar by 10%.

FUND PERFORMANCE

As can be expected, funds with a growth orientation were at a disadvantage during this period of intensified market uncertainty and prolonged economic weakness. The Federated International Small Company Fund II contains no shortage of solid, profitable companies, but negative sentiment across world markets took down stocks in all countries and sectors. For 2002, the fund had a return of (17.48)%, which underperformed the MSCI World ex-US Small Cap Index. The performance of the benchmark index, measured in U.S. dollars, was (9.11)% for the year.

Over the course of the year, the underweight in Financials, and overweight position in Healthcare hurt performance, but good performance from our Energy sector picks and Consumer Discretionary sector picks contributed positively, as the fund was positioned to gain from increases in oil and gas prices. Overweight positions in Italy, Hong Kong, and the Netherlands contributed positively to performance. Toward the end of 2002, the prospect of a weaker Christmas retail season dragged down Consumer Discretionary stocks, but IT and certain pharmaceutical names performed well.

FUND POSITIONING AND STRATEGY

There are indications the economy may already have hit "bottom" and that there is a tentative, fragile recovery occurring. The benefits of this year's aggressive rate-cutting by the world's central banks should begin to materialize more fully. Since small companies supply basic materials, components and services to the larger corporations, they are ideally positioned to take early and optimal advantage of this increased liquidity and lower borrowing costs when demand is restored and orders pick up.

We continue to locate small caps with good investment potential, targeting companies with stable or expanding market shares, strong ties to their local and regional market and reasonable valuations, despite the difficult market conditions. We are focusing selectively on the consumer-sensitive and basic material stocks in anticipation of an economic recovery.

While Japanese corporate reforms may once again have been "all talk and no action," the pending appointment of a new head of the central bank is encouraging. We believe there are gems to be discovered among small Japanese companies with ties to the video game software market, auto parts manufacturers, and other companies truly demonstrating corporate restructuring.

As the United States economy is expected to slowly grow through the second-half of 2003, we expect Asia to follow due to its production and export activities, particularly supplying the United States. Europe is also expected to grow slowly though possibly with a lagged effect. However, one needs to be mindful of the possible pending war with Iraq, ongoing tensions with North Korea and the prospect of higher oil prices due to the Middle-East issues and most recently Venezuela.

In short, there are ongoing investment opportunities for international small-caps with a specialized or regional focus, which should benefit from their market positions and attractive valuations. A further decline in the U.S. dollar should also positively contribute to investors' returns.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL SMALL COMPANY FUND II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(17.48)%
Start of Performance (5/1/2000)	(25.35)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Small Company Fund II (the "Fund") fromMay 1, 2000(start of performance)to December 31, 2002,compared to the MSCI World ex-U.S. Small Cap Index excluding U.S. ("MSCI-WSC").2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-WSC has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-WSC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--88.7%
		AUSTRALIA--3.3%
		Automobiles & Components--0.4%
7,255		Pacifica Group Ltd.	$16,086

		Food & Drug Retailing--0.2%
950		Foodland Associated Ltd.	9,489

		Food Beverage & Tobacco--0.4%
7,560		Foster's Group Ltd.	19,145

		Materials--1.1%
5,448		Amcor Ltd.	26,029
8,534		Boral Ltd.	20,891

		TOTAL	46,920

		Transportation--1.2%
2,765		Patrick Corp. Ltd.	20,384
8,068		Toll Holdings Ltd.	28,831

		TOTAL	49,215

		TOTAL AUSTRALIA	140,855

		CANADA--8.5%
		Automobiles & Components--1.1%
797		Magna International, Inc., Class A	44,434

		Capital Goods--1.4%
1,336	[1]	Masonite International Corp.	22,513
1,615		SNC-Lavalin Group, Inc.	34,811

		TOTAL	57,324

		Diversified Financials--0.9%
2,800		C.I. Fund Management, Inc.	17,725
1,300		Investors Group, Inc.	22,014

		TOTAL	39,739

		Energy--1.4%
1,000		Canadian Natural Resources Ltd.	29,626
1,200		Ensign Resource Service Group, Inc.	12,656
516		Talisman Energy, Inc.	18,570

		TOTAL	60,852

		Food Beverage & Tobacco--0.9%
1,883		Molson Cos. Ltd., Class A	39,872

		Hotels Restaurants & Leisure--0.4%
660		Fairmont Hotels & Resorts	15,543

		Insurance--0.5%
880		Industrial Alliance Life Insurance Co.	21,999

		Materials--0.8%
2,148		Domtar, Inc.	21,348
3,700	[1]	Norske Skog Canada Ltd.	12,765

		TOTAL	34,113

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		CANADA--continued
		Pharmaceuticals & Biotechnology--0.4%
273	[1]	Angiotech Pharmaceuticals, Inc.	$9,258
7,000	[1]	StressGen Biotechnologies Corp., Class A	7,976

		TOTAL	17,234

		Retailing--0.3%
2,270		Hudson's Bay Co.	12,818

		Software & Services--0.4%
700	[1]	Open Text Corp.	16,247

		TOTAL CANADA	360,175

		DENMARK--1.7%
		Food Beverage & Tobacco--0.5%
580		Danisco A/S	19,690

		Health Care Equipment & Services--0.3%
190		Coloplast A.S., Class B	13,812

		Materials--0.9%
1,895		Novozymes A/S, Class B	39,590

		TOTAL DENMARK	73,092

		FRANCE--5.5%
		Automobiles & Components--0.6%
760		Valeo SA	23,831

		Capital Goods--1.3%
562		Vallourec (Usin)	32,975
370		Vinci	20,837

		TOTAL	53,812

		Health Care Equipment & Services--0.5%
480		Essilor International SA	19,757

		Media--0.5%
1,962	[1]	JC Decaux SA	23,662

		Pharmaceuticals & Biotechnology--0.6%
1,700	[1]	Nicox	24,959

		Software & Services--0.4%
800		Dassault Systemes SA	17,232

		Technology Hardware & Equipment--1.2%
1,096	[1]	Neopost SA	35,286
5,300	[1]	Silicon-On-Insulator Technologies (SOITEC)	16,785

		TOTAL	52,071

		Transportation--0.4%
25,700	[1]	Eurotunnel SA	16,171

		TOTAL FRANCE	231,495

		GERMANY, FEDERAL REPUBLIC OF--4.1%
		Capital Goods--0.7%
1,300	[1]	Singulus Technologies AG	17,069
820	[1]	Wedeco AG Water Technology	10,887

		TOTAL	27,956

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		GERMANY, FEDERAL REPUBLIC OF--continued
		Consumer Durables & Apparel--0.5%
836		Zapf Creation AG	$22,391

		Diversified Financials--0.7%
700		Deutsche Boerse AG	28,013

		Health Care Equipment & Services--0.6%
626		Gehe Ag	24,356

		Media--0.1%
184		GFK AG	2,472

		Pharmaceuticals & Biotechnology--0.8%
863		Stada Arzneimittel AG	34,663

		Retailing--0.7%
880		Medion AG	31,146

		TOTAL GERMANY, FEDERAL REPUBLIC OF	170,997

		GREECE--0.3%
		Hotels Restaurants & Leisure--0.2%
700		Greek Organization of Football Prognostics	7,370

		Utilities--0.1%
500		Public Power Corp.	6,911

		TOTAL GREECE	14,281

		HONG KONG--4.3%
		Banks--0.6%
7,000		Wing Hang Bank Ltd.	22,395

		Capital Goods--0.5%
12,000		Citic Pacific Ltd.	22,081

		Commercial Services & Supplies--0.5%
22,000		Techtronic Industries Co.	20,876

		Consumer Durables & Apparel--0.4%
24,000		Texwincan Holdings Ltd.	17,849

		Real Estate--0.2%
13,000		Wheelock & Co. Ltd.	8,835

		Retailing--1.2%
16,000		Esprit Holdings Ltd.	26,877
20,000		Giordano International Ltd.	7,822
18,000		Li & Fung Ltd.	17,080

		TOTAL	51,779

		Technology Hardware & Equipment--0.2%
30,000		TPV Technology Ltd.	9,521

		Transportation--0.7%
72,000		China National Aviation Co.	13,849
17,000		Cosco Pacific Ltd.	13,951

		TOTAL	27,800

		TOTAL HONG KONG	181,136

		IRELAND--1.0%
		Banks--0.7%
4,200		Anglo Irish Bank Corp. PLC	29,608

		Diversified Financials--0.3%
230		DePfa Bank PLC	12,349

		TOTAL IRELAND	41,957

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		ISRAEL--0.6%
		Pharmaceuticals & Biotechnology--0.3%
335	[1]	Taro Pharmaceutical Industries Ltd.	$12,596

		Software & Services--0.3%
1,050	[1]	Check Point Software Technologies Ltd.	13,619

		TOTAL ISRAEL	26,215

		ITALY--6.6%
		Commercial Services & Supplies--0.5%
1,400		Permasteelisa SpA	22,008

		Consumer Durables & Apparel--1.8%
3,800		De'Longhi SPA	16,936
3,000		Merloni Elettrodomestici SpA	31,524
7,635		Saeco International Group SPA	28,184

		TOTAL	76,644

		Energy--1.0%
6,186		Saipem SpA	41,324

		Food Beverage & Tobacco--0.9%
870	[1]	Campari Group	27,161
5,600		Parmalat Finanziaria SpA	13,331

		TOTAL	40,492

		Hotels Restaurants & Leisure--0.6%
1,527	[1]	Lottomatica SpA	25,814

		Media--0.3%
1,810		Mondadori (Arnoldo) Editore SPA	11,199

		Pharmaceuticals & Biotechnology--0.8%
2,000		Recordati SPA	32,426

		Utilities--0.7%
2,070		Italgas SPA	28,134

		TOTAL ITALY	278,041

		JAPAN--17.2%
		Automobiles & Components--2.7%
4,000		Calsonic Kansei Corp.	19,636
6,000		Hino Motors Ltd.	20,562
2,000		Keihin Corp.	19,283
10,000		Mazda Motor Corp.	18,525
900		Nissin Kogyo Co. Ltd.	18,832
2,000		Showa Corp.	15,325

		TOTAL	112,163

		Capital Goods--2.0%
2,000		Central Glass Co. Ltd.	8,959
3,000		JGC Corp.	16,773
7,000		Komatsu Ltd.	22,811
3,000		Koyo Seiko Co.	13,313
6,000		Ntn Corp.	20,714

		TOTAL	82,570

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Commercial Services & Supplies--0.4%
500		Drake Beam Morin Japan, Inc.	$18,356

		Consumer Durables & Apparel--3.0%
500		Bandai Co. Ltd.	17,220
8,000		Hitachi Koki Co.	23,442
3,000		Konica Corp.	21,750
3,000		Sankyo Co. Ltd.	37,614
4,000		Victor Co. of Japan	26,002

		TOTAL	126,028

		Diversified Financials--1.0%
2,400		Matsui Securities Co. Ltd.	15,601
400		Orix Corp.	25,766

		TOTAL	41,367

		Energy--1.3%
5,100		Showa Shell Sekiyu K.K.	35,386
5,000		Teikoku Oil Co.	19,956

		TOTAL	55,342

		Food & Drug Retailing--0.3%
300		Matsumotokiyoshi	13,995

		Food Beverage & Tobacco--1.5%
400		Ariake Japan Co. Ltd.	11,317
300		Hokuto Corp.	6,088
2,400		Q.P. Corp.	18,996
3,000		Toyo Suisan Kaisha	26,928

		TOTAL	63,329

		Health Care Equipment & Services--0.6%
500		Nichii Gakkan Co.	25,850

		Hotels Restaurants & Leisure--0.4%
16		Round One Corp.	18,592

		Materials--1.6%
5,000		Air Water, Inc.	21,177
700		Taisei Lamick Co. Ltd.	20,983
7,000		Tokyo Steel Manufacturing	23,105

		TOTAL	65,265

		Pharmaceuticals & Biotechnology--1.1%
2,000		Shionogi and Co.	28,259
2,000		Tanabe Seiyaku Co. Ltd.	17,447

		TOTAL	45,706

		Retailing--1.0%
500		Komeri Co., Ltd.	12,546
3,000		Uny Co.	29,328

		TOTAL	41,874

		Technology Hardware & Equipment--0.3%
3,000		Minolta Co.	12,984

		TOTAL JAPAN	723,421

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		KOREA, REPUBLIC OF--2.7%
		Automobiles & Components--0.4%
470		Hyundai Mobis	$8,639
440		Hyundai Motor Co.	10,295

		TOTAL	18,934

		Consumer Durables & Apparel--0.5%
1,720		Cheil Industries, Inc.	22,550

		Household & Personal Products--0.3%
120		Pacific Corp.	10,421

		Materials--0.3%
400		LG Chem Ltd.	13,693

		Pharmaceuticals & Biotechnology--0.3%
920	[1]	Daewoong Pharmaceutical Co. Ltd.	11,480

		Technology Hardware & Equipment--0.9%
1,600		DaeDuck GDS Co. Ltd.	15,176
400		Samsung SDI Co. Ltd.	23,102

		TOTAL	38,278

		TOTAL KOREA, REPUBLIC OF	115,356

		MALAYSIA--1.7%
		Capital Goods--1.1%
11,000		Gamuda BHD	15,921
11,000		IJM Corp. Berhad	14,763
16,500		Road Builder (M) Holdings Berhad	14,155

		TOTAL	44,839

		Food Beverage & Tobacco--0.3%
9,000		IOI Corp.	13,145

		Technology Hardware & Equipment--0.3%
4,000		Malaysian Pacific Industries	14,632

		TOTAL MALAYSIA	72,616

		NETHERLANDS--1.7%
		Capital Goods--0.8%
644		IHC Caland NV	33,971

		Diversified Financials--0.7%
1,400		Euronext NV	30,406

		Pharmaceuticals & Biotechnology--0.2%
1,214	[1]	Qiagen NV	6,175

		TOTAL NETHERLANDS	70,552

		NORWAY--0.6%
		Food Beverage & Tobacco--0.4%
1,093		Orkla ASA	18,598

		Technology Hardware & Equipment--0.2%
1,390	[1]	Tandberg ASA	8,017

		TOTAL NORWAY	26,615

		PORTUGAL--2.1%
		Media--0.8%
17,000	[1]	Impresa-Sociedade Gestora de Participacoes SA	33,873

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		PORTUGAL--continued
		Telecommunication Services--0.7%
3,701		Vodafone Telecel - Comunicacoes Pessoais SA	$28,721

		Transportation--0.6%
4,740		Brisa Auto Estradas de Portugal SA	26,246

		TOTAL PORTUGAL	88,840

		RUSSIA--0.8%
		Materials--0.4%
800	[1]	JSC Mining and Smelting Co. Norilsk Nickel, ADR	16,176

		Telecommunication Services--0.4%
555	[1]	Vimpel-Communications, ADR	17,766

		TOTAL RUSSIA	33,942

		SINGAPORE--1.3%
		Capital Goods--0.3%
18,000		Amtek Engineering Ltd.	10,688

		Diversified Financials--1.0%
8,500		Keppel Corp. Ltd.	18,130
34,000		Singapore Exchange Ltd.	24,109

		TOTAL	42,239

		TOTAL SINGAPORE	52,927

		SPAIN--2.8%
		Capital Goods--1.8%
1,587		ACS Actividades de Constuccion y Servicios, SA	51,010
890		Grupo Ferrovial, SA	22,540

		TOTAL	73,550

		Commercial Services & Supplies--0.3%
3,000		Amadeus Global Travel Distribution SA	12,364

		Insurance--0.4%
2,300		Corp Mapfre SA	18,645

		Pharmaceuticals & Biotechnology--0.3%
2,530		Zeltia SA	14,380

		TOTAL SPAIN	118,939

		SWEDEN--3.9%
		Food Beverage & Tobacco--1.5%
7,725		Swedish Match AB	60,865

		Health Care Equipment & Services--2.4%
2,919	[1]	Capio AB	23,167
4,059	[1]	Elekta AB, Class B	41,085
1,885		Getinge AB, Class B	38,593

		TOTAL	102,845

		TOTAL SWEDEN	163,710

		SWITZERLAND--7.3%
		Capital Goods--0.6%
147		Kaba Holding AG	27,315

		Consumer Durables & Apparel--0.5%
250		Swatch Group AG, Class B	20,787

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		SWITZERLAND--continued
		Health Care Equipment & Services--1.4%
85		Disetronic Holdings AG	$36,566
24		Galenica Holding AG	22,905

		TOTAL	59,471

		Insurance--0.5%
425	[1]	Converium Holding AG	20,588

		Materials--2.9%
220		Givaudan SA	98,619
400		Lonza AG	24,293

		TOTAL	122,912

		Retailing--0.2%
50		Valora Holding AG	9,580

		Technology Hardware & Equipment--0.3%
375	[1]	Logitech International SA	11,184

		Transportation--0.9%
600		Kuehne & Nagel International AG	37,741

		TOTAL SWITZERLAND	309,578

		TAIWAN, PROVINCE OF CHINA--0.7%
		Materials--0.7%
26,000		China Steel Corp.	14,557
11,000		Taiwan Hon Chuan Enterprise Co. Ltd.	14,254

		TOTAL TAIWAN, PROVINCE OF CHINA	28,811

		THAILAND--1.0%
		Capital Goods--0.3%
23,000	[1]	Italian-Thai Development	12,100

		Diversified Financials--0.4%
25,100		Kiatnakin Finance Public Co. Ltd.	18,905

		Real Estate--0.3%
27,000		Amata Corp. Public Co. Ltd.	11,889

		TOTAL THAILAND	42,894

		UNITED KINGDOM--8.8%
		Banks--0.5%
2,130		Northern Rock PLC	22,626

		Capital Goods--0.5%
2,500		Wolseley PLC	20,984

		Commercial Services & Supplies--0.1%
500		Capita Group PLC	1,992

		Consumer Durables & Apparel--0.6%
15,000		Mfi Furniture Grp	26,677

		Diversified Financials--2.0%
4,830		Cattles PLC	22,467
2,500		Close Brothers Group PLC	22,372
2,818		Man (ED&F) Group PLC	40,231

		TOTAL	85,070

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Food Beverage & Tobacco--0.5%
2,171		Wolverhampton & Dudley Breweries PLC	$21,162

		Hotels Restaurants & Leisure--1.8%
7,052		Enterprise Inns PLC	64,617
2,610		William Hill PLC	9,536

		TOTAL	74,153

		Materials--0.4%
4,200		Bpb Industries	16,629

		Media--0.6%
7,202		HIT Entertainment PLC	24,777

		Pharmaceuticals & Biotechnology--0.2%
1,227	[1]	Cambridge Antibody Technology Group PLC	10,141

		Real Estate--0.2%
4,200		Countrywide Assured Group PLC	7,639

		Retailing--0.8%
30,000		Signet Group PLC	32,834

		Transportation--0.6%
3,700		FirstGroup PLC	14,024
1,600		Tibbett & Britten Group PLC	10,069

		TOTAL	24,093

		TOTAL UNITED KINGDOM	368,777

		VENEZUELA--0.2%
		Telecommunication Services--0.2%
600		Compania Anonima Nacional Telefonos de Venezuela, Class D, ADR	7,560

		TOTAL COMMON STOCKS (IDENTIFIED COST $3,732,879)	3,742,782

		PREFERRED STOCKS--0.5%
		GERMANY, FEDERAL REPUBLIC OF--0.5%
		Capital Goods--0.5%
441		Krones AG, Pfd. (identified cost $15,569)	20,118

		REPURCHASE AGREEMENT--11.5%[2]
$484,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $484,035 on 1/02/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032	484,000

		TOTAL INVESTMENTS (IDENTIFIED COST $4,232,448)[3]	$4,246,900

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $4,248,439. The net unrealized depreciation of investments on a federal tax basis amounts to $1,539 which is comprised of $303,041 appreciation and $304,580 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($4,219,066) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in repurchase agreement	$484,000
Investments in securities	3,762,900

Total investments in securities, at value (identified cost $4,232,448)		$4,246,900
Cash denominated in foreign currencies (identified cost $30,330)		30,490
Income receivable		7,529
Receivable for shares sold		31
Net receivable for foreign currency contracts		5

TOTAL ASSETS		4,284,955

Liabilities:
Payable for investments purchased	21,348
Payable for shares redeemed	962
Payable to bank	5,715
Payable for audit fee	15,500
Payable for custodian fee	12,950
Payable for portfolio accounting	4,390
Payable for insurance premiums	1,415
Payable for transfer and dividend disbursing agent fees and expenses	1,000
Accrued expenses	2,609

TOTAL LIABILITIES		65,889

Net assets for 922,094 shares outstanding		$4,219,066

Net Assets Consist of:
Paid in capital		$9,945,143
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		14,738
Accumulated net realized loss on investments and foreign currency transactions		(5,738,826)
Accumulated net operating loss		(1,989)

TOTAL NET ASSETS		$4,219,066

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$4,219,066 ÷ 922,094 shares outstanding		$4.58

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $6,078)			$51,772
Interest			27,158

TOTAL INCOME			78,930

Expenses:
Investment adviser fee		$60,439
Administrative personnel and services fee		125,000
Custodian fees		52,816
Transfer and dividend disbursing agent fees and expenses		23,764
Directors'/Trustees' fees		868
Auditing fees		16,491
Legal fees		4,637
Portfolio accounting fees		60,348
Shareholder services fee		4,835
Share registration costs		47
Printing and postage		24,962
Insurance premiums		1,415
Miscellaneous		812

TOTAL EXPENSES		376,434

Waiver and Reimbursement:
Waiver of investment adviser fee	$(60,439)
Reimbursement of other operating expenses	(230,111)

TOTAL WAIVER AND REIMBURSEMENT		(290,550)

Net expenses			85,884

Net operating loss			(6,954)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (net of foreign taxes withheld of $2,090)			(348,356)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(130,106)

Net realized and unrealized loss on investments and foreign currency transactions			(478,462)

Change in net assets resulting from operations			$(485,416)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(6,954)	$(9,566)
Net realized loss on investments and foreign currency transactions	(348,356)	(3,051,238)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	(130,106)	(42,257)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(485,416)	(3,103,061)

Share Transactions:
Proceeds from sale of shares	132,246,887	41,870,104
Cost of shares redeemed	(130,568,902)	(45,185,319)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	1,677,985	(3,315,215)

Change in net assets	1,192,569	(6,418,276)

Net Assets:
Beginning of period	3,026,497	9,444,773

End of period	$4,219,066	$3,026,497

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000 [1]
Net Asset Value, Beginning of Period	$5.54	$7.93	$10.00
Income From Investment Operations:
Net operating loss	(0.01)[2]	(0.01)[2]	(0.02)
Net realized and unrealized loss on investments and foreign currency transactions	(0.95)	(2.38)	(2.05)

TOTAL FROM INVESTMENT OPERATIONS	(0.96)	(2.39)	(2.07)

Net Asset Value, End of Period	$4.58	$5.54	$ 7.93

Total Return[3]	(17.48)%	(30.01)%	(20.70)%

Ratios to Average Net Assets:

Expenses	1.78%	1.65%	1.50%[4]

Net operating loss	(0.14)%	(0.11)%	(0.34)%[4]

Expense waiver/reimbursement[5]	6.01%	3.49%	4.34%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,219	$3,026	$9,445

Portfolio turnover	104%	246%	177%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Per share information is based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Small Company Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide long-term growth of capital.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuations

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (`Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the Fund's applicable country's tax rules and rates.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency reclassifications and net operating losses. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid In Capital
$1,384	$86,787	$(88,171)

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized depreciation	$(1,253)

At year end, there were no significant differences between GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $5,723,836 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$1,531,482

2009	$3,413,708

2010	$ 778,646

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2002, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Contract to Deliver	In Exchange For	Contract at Value	Unrealized Appreciation
Contract Sold:
1/2/2003	1,183 Pound Sterling	$1,898	$1,903	$5

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	25,080,138	6,964,744
Shares redeemed	(24,704,134)	(7,609,131)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	376,004	(644,387)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.25% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund accrued and paid 0.10% of average daily net assets of the Fund for the period.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$4,596,574

Sales	$3,366,652

RISK OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL SMALL COMPANY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Small Company Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Small Company Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Small Company Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916850

G00433-18 (2/03)

Federated Quality Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Quality Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's holdings and financial statements.

This fund pursues income from a portfolio of high quality securities that include U.S. Treasury and agency bonds as well as investment-grade corporate bonds. The year 2002 was excellent for high quality bonds and that is reflected in the fund's total return performance. Also, high quality bonds remain a traditional investment for income and serve as a relatively conservative complement to more aggressive stock holdings.

The fund delivered a strong total return and income stream. On December 31, 2002, the fund's net assets totaled $551.6 million. For the reporting period, individual share class total return performance and income distribution follows:1

	Total Return	Dividends	Net Asset Value/Change
Primary Shares	9.31%	$0.404	$11.27 to $11.71 = (3.90)%
Service Shares[2]	7.93%	$0.000	$10.85 to $11.71 = (7.93)%

Thank you for choosing Federated Quality Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high quality bonds. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Service Shares were first offered on April 30, 2002. Returns less than one year are cumulative.

Investment Review

Interest rates followed the equity markets closely through the second half of 2002. Early in the period, when stocks were falling on profit worries, financial statement integrity, and increasing pessimism about the economy, interest rates were falling dramatically. Alternatively, the October bounce back in equities sent interest rates higher. In the end, long rates were 75-130 basis points lower by year-end, while a Federal Reserve Board (the "Fed") ease in early November of 50 basis points left short-term rates 50 basis points lower.

It was a tough year for corporate bonds, and in particular lower quality credits. The Lehman Brothers Credit Bond Index finished the year with a healthy 10.52% total return.3 Year-to-date excess returns on corporate bonds were still a negative 204 basis points. BBB-rated corporate bonds significantly underperformed similar duration Treasuries during 2002. Mortgage-backed securities had a stellar year in the face of huge prepayments as investors were more concerned about credit quality than prepayment risk. Asset-backed securities also did relatively well, except for the manufactured-housing ABS sector, which was dragged down by the woes of the Conseco/Greentree bankruptcy.

When will the world calm down? And, how much will it cost the U.S. economy to encourage the peace?

These are the key questions facing investors in the new year. On the bright side, with a new Republican House and Senate to support the President, and an Administration focused on significant tax cuts to stimulate the economy, we are optimistic about the economic landscape. That doesn't mean we expect the start of a new economic era, but rather just a continuation of the fits and starts, and the odds of a recession being significantly lower.

For 2002, the fund produced a total return of 9.31% compared to 8.01% in 2001. Performance for 2002 was slightly below the blended benchmark. The fund was initialized on April 28, 1999 and has a 44-month performance record. Since inception, Federated Quality Bond Fund II has produced an average annual total return (coupon income plus price appreciation) of 6.89%.

Quality Bond Fund II continued its fast-paced growth due to investors' preferences of allocating more monies to bond funds over stock funds, and due to the attractive duration and sector niches that the Fund enjoys.4 At year end, the fund stood at $551.6 million compared to $287.7 million at the end of 2001, or up over $260 million.

3 Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporated debt. Issues are rated at least Baa by Moody's Investors Services or BBB by Standard & Poor's, if unrated by Moody's. Collateralized Mortgage Obligations (CMOs) are not included. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

4 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Fund maintained a majority of the portfolio in corporate bonds over the past six months, but was slightly underweighted relative to the benchmark (in terms of percentage of the portfolio) in corporates. As of December 31, 2002, corporates amounted to 63.2% of the portfolio compared to around 70% in the benchmark. On a contribution to duration basis we were neutral in corporates, since we hold longer duration corporates than the benchmark. We were also overweighted in other spread products such as mortgage-backed securities and asset-backed securities.

We were very attuned and attentive during 2002 to the turmoil over corporation financial statements, and made concerted efforts to limit issuer exposure. We avoided most of the damage from Worldcom, Tyco, and further deterioration in the utility sector.

We have not made any major changes in our industry exposures over the past six months. In terms of overweights in the portfolio, we still like the relative value characteristics of Airlines (via EETC securities), Energy, Metals, Brokers, Retailers, Services, Insurance and Environmental. During 2002 we moved to an overweighted position in Building Products and Diversified Manufacturing. We have underweighted Autos, Capital Goods, Chemicals, Telecom, Banks and Finance Companies. Looking forward, we expect to remain neutral in duration versus the benchmark. Our yield curve stance is quite barbelled to take advantage of a flattening yield curve.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	9.31%
Start of Performance (4/28/1999)	6.89%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") fromApril 28, 1999(start of performance)to December 31, 2002,compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, the LBCB and the LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT is a weighted index that combines components of the LBCB and the LBGCT. Figures shown for the index assume a constant weighting of 50% LBCB and 50% LBGCT throughout the period. The LBCB/LBGCT, the LBCB and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

GROWTH OF $10,000 INVESTED IN FEDERATED QUALITY BOND FUND II - SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2002
Start of Performance (4/30/2002)	7.93%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Quality Bond Fund II (the "Fund") from April 30, 2002 (start of performance) to December 31, 2002 compared to the Lehman Brothers Credit Bond Index/Lehman Brothers Government/Credit Total Index (LBCB/LBGCT),2 the Lehman Brothers Credit Bond Index (LBCB)2 and the Lehman Government/Credit Total Index (LBGCT).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCB/LBGCT, the LBCB and the LBGCT have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The LBCB/LBGCT is a weighted index that combines components of the LBCB and the LBGCT. Figures shown for the index assume a constant weighting of 50% LBCB and 50% LBGCT throughout the period. The LBCB/LBGCT, the LBCB and the LBGCT are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

Portfolio of Investments

December 31, 2002

Principal Amount			Value
		ASSET-BACKED SECURITIES--0.4%
		Asset-Backed Securities--0.4%
$900,000		Green Tree Financial Corp. (Series 1999-5), Class B1, 9.20%, 4/1/2031	$372,015
1,250,000		MBNA Master Credit Card Trust (Series 2000-A), Class A, 7.35%, 7/16/2007	1,386,100
450,000		Prime Credit Card Master Trust (Series 2000-1), Class A, 6.70%, 10/15/2009	495,040

		TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $2,597,115)	2,253,155

		CORPORATE BONDS--63.2%
		Aerospace & Defense--2.4%
2,500,000		Boeing Capital Corp., 6.50%, 2/15/2012	2,673,450
1,500,000		Boeing Capital Corp., 6.68%, 12/1/2003	1,555,680
4,000,000		Lockheed Martin Corp., Note, 8.20%, 12/1/2009	4,915,520
3,000,000		Raytheon Co., Note, 6.30% - 3/15/2005	3,202,410
1,000,000		Raytheon Co., Note, 6.75%, 8/15/2007	1,108,260

		TOTAL	13,455,320

		Air Transportation--1.1%
61,674		Continental Airlines, Inc., Pass Thru Cert., 7.73%, 3/15/2011	37,158
2,000,000		Delta Air Lines, Inc., Pass Thru Cert., 6.417%, 1/2/2014	2,103,600
450,000		Delta Air Lines, Inc., Pass Thru Cert., 7.92%, 11/18/2010	372,096
702,878		Northwest Airlines Corp., Equip. Trust, 8.072%, 10/1/2019	749,472
2,290,000		Southwest Airlines Co., 6.50%, 3/1/2012	2,429,186
200,000		United Air Lines, Pass Thru Cert., 7.73%, 7/1/2010	157,500

		TOTAL	5,849,012

		Automotive--1.5%
2,000,000		Delphi Auto Systems Corp., 6.125%, 5/1/2004	2,077,740
195,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	170,448
5,000,000		General Motors Corp., Note, 7.20%, 1/15/2011	5,016,650
200,000		General Motors Corp., Note, 9.45%, 11/1/2011	226,230
558,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	558,485
350,000		Hertz Corp., Note, 7.625%, 8/15/2007	350,973

		TOTAL	8,400,526

		Banking--3.1%
2,500,000		Astoria Financial Corp., 5.75%, 10/15/2012	2,484,850
250,000		Banco Santander Central Hispano, SA, Bank Guarantee, 7.875%, 4/15/2005	268,587
2,275,000	[1]	Barclays Bank PLC, Bond, 8.55%, 9/29/2049	2,723,766
675,000		City National Bank, Sub. Note, 6.375%, 1/15/2008	736,729
2,300,000		Hudson United Bancorp, 7.00%, 5/15/2012	2,619,309
285,000		PNC Funding Corp., Sub. Note, 6.875%, 7/15/2007	317,139
3,050,000		PNC Funding Corp., Sub. Note, 7.50%, 11/1/2009	3,492,372
3,895,000		U.S. Bank N.A., 6.30%, 2/4/2014	4,412,139

		TOTAL	17,054,891

		Beverage & Tobacco--0.3%
1,500,000		Anheuser-Busch Cos., Inc., Sr. Note, 7.10%, 6/15/2007	1,613,445

Principal Amount			Value
		CORPORATE BONDS--continued
		Broadcast Radio & TV--2.6%
$4,000,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	$4,159,400
3,500,000		Clear Channel Communications, Inc., 7.65%, 9/15/2010	3,976,315
1,700,000		Grupo Televisa SA, Note, 8.00%, 9/13/2011	1,776,500
4,000,000		Univision Communications, Inc., 7.85%, 7/15/2011	4,551,000

		TOTAL	14,463,215

		Cable Television--1.3%
2,000,000		Comcast Corp., Note, 6.875%, 6/15/2009	2,128,480
1,125,000		Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013	1,281,094
3,400,000		Cox Communications, Inc., MTN, 6.69%, 9/20/2004	3,570,986

		TOTAL	6,980,560

		Chemicals & Plastics--0.5%
2,500,000		Monsanto Co., 7.375%, 8/15/2012	2,702,525

		Consumer Products--0.6%
850,000		Alberto-Culver Co., Unsecd. Note, 8.25%, 11/1/2005	973,403
2,250,000		Sara Lee Corp., 6.25%, 9/15/2011	2,522,137

		TOTAL	3,495,540

		Ecological Services & Equipment--1.1%
3,000,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	3,308,130
2,575,000		USA Waste Services, Inc., Sr. Note, 7.125%, 10/1/2007	2,836,671

		TOTAL	6,144,801

		Education--0.0%
250,000		Boston University, 7.625%, 7/15/2097	292,220

		Finance - Automotive--1.1%
5,250,000		Ford Motor Credit Co., Note, 7.375%, 10/28/2009	5,176,080
900,000		General Motors Acceptance Corp., 7.50%, 7/15/2005	946,503

		TOTAL	6,122,583

		Finance - Retail--0.7%
3,500,000		Household Finance Corp., Unsecd. Note, 5.75%, 1/30/2007	3,662,750

		Financial Intermediaries--5.9%
3,560,000		Amvescap PLC, Sr. Note, 6.60%, 5/15/2005	3,833,550
4,000,000		Bear Stearns Cos., Inc., Sr. Note, 7.625%, 2/1/2005	4,409,360
3,000,000		Citigroup, Inc., Sr. Note, 6.75%, 12/1/2005	3,338,670
1,500,000	[1]	Fidelity Investments, Bond, 7.57%, 6/15/2029	1,793,760
2,500,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	2,770,675
1,500,000		Goldman Sachs Group, Inc., Note, Series B, MTNB, 7.35%, 10/1/2009	1,719,195
2,750,000		Lehman Brothers Holdings, Inc., 7.875%, 8/15/2010	3,258,998
850,000		Lehman Brothers Holdings, Inc., Bond, 7.00%, 5/15/2003	866,822
1,445,000		Marsh & McLennan Cos., Inc., Sr. Note, 7.125%, 6/15/2009	1,639,136
2,000,000		Merrill Lynch & Co., Inc., Note, 7.375%, 5/15/2006	2,246,560
2,000,000		Morgan Stanley Group, Inc., Note, 7.125%, 1/15/2003	2,004,040
1,000,000		Salomon Smith Barney Holdings, Inc., Sr. Note, 6.125%, 1/15/2003	1,001,790
575,000		Salomon, Inc., Note, 7.20%, 2/1/2004	604,572
2,950,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	3,184,437

		TOTAL	32,671,565

		Financial Services--2.1%
1,500,000		Associates Corp. of North America, Sr. Note, 6.875%, 8/1/2003	1,546,725
1,000,000		General Electric Capital Corp., 7.25%, 5/3/2004	1,070,780
Principal Amount			Value
		CORPORATE BONDS--continued
		Financial Services--continued
$2,500,000		MBNA Corp., 7.50%, 3/15/2012	$2,652,925
5,000,000		SLM Corp., 5.625%, 4/10/2007	5,479,300
800,000		Washington Mutual Financial Corp., Sr. Note, 5.85%, 1/27/2004	828,400

		TOTAL	11,578,130

		Food & Drug Retailers--1.9%
3,750,000		Albertsons, Inc., 7.50%, 2/15/2011	4,330,500
3,000,000		Kroger Co., 7.25%, 6/1/2009	3,427,500
400,000		Safeway, Inc., 6.05%, 11/15/2003	411,976
1,600,000		Safeway, Inc., Note, 7.25%, 9/15/2004	1,724,288
500,000		Safeway, Inc., Note, 7.50%, 9/15/2009	567,450

		TOTAL	10,461,714

		Food Products--2.2%
4,000,000		General Mills, Inc., 6.00%, 2/15/2012	4,365,200
4,000,000		Kellogg Co., 7.45%, 4/1/2031	4,877,760
3,000,000		Kraft Foods, Inc., 5.625%, 11/1/2011	3,209,820

		TOTAL	12,452,780

		Forest Products--1.2%
1,500,000		Abitibi-Consolidated, Inc., Bond, 8.55%, 8/1/2010	1,655,550
500,000		Weyerhaeuser Co., Deb., 7.375%, 3/15/2032	544,480
3,000,000		Weyerhaeuser Co., Note, 5.50%, 3/15/2005	3,140,250
1,000,000		Weyerhaeuser Co., Note, 6.125%, 3/15/2007	1,070,420

		TOTAL	6,410,700

		Health Care--0.8%
4,000,000		HCA - The Healthcare Corp., 6.95%, 5/1/2012	4,258,720

		Health Services--1.3%
3,000,000		Anthem, Inc., 6.80%, 8/1/2012	3,279,360
650,000		Guidant Corp., 6.15%, 2/15/2006	701,461
2,750,000		UnitedHealth Group, Inc., 7.50%, 11/15/2005	3,096,610

		TOTAL	7,077,431

		Industrial Products & Equipment--2.5%
2,750,000		Kennametal, Inc., 7.20%, 6/15/2012	2,848,863
3,700,000		Masco Corp., Note, 5.875%, 7/15/2012	3,933,433
3,150,000		Textron Financial Corp., 5.875%, 6/1/2007	3,347,348
2,850,000		Tyco International Group, 6.375%, 10/15/2011	2,671,875
500,000		Tyco International Group, Note, 4.95%, 8/1/2003	490,625
1,000,000		Tyco International Group, Note, 5.80%, 8/1/2006	936,250

		TOTAL	14,228,394

		Insurance--1.0%
500,000		AXA Financial, Inc., Sr. Note, 7.75%, 8/1/2010	564,050
1,000,000		AXA-UAP, Sub. Note, 8.60%, 12/15/2030	1,149,200
500,000		Allstate Corp., 6.125%, 12/15/2032	508,125
1,250,000		CNA Financial Corp., Bond, 6.95%, 1/15/2018	1,076,563
500,000		Continental Corp., Unsecd. Note, 7.25%, 3/1/2003	500,625
900,000		Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003	925,488
250,000		MBIA Insurance Corp., Sr. Deb., 6.625%, 10/1/2028	255,420
400,000		USF&G Corp., Company Guarantee, 8.47%, 1/10/2027	419,380
250,000	[1]	Union Central Life Insurance Co., Note, 8.20%, 11/1/2026	258,750

		TOTAL	5,657,601

Principal Amount			Value
		CORPORATE BONDS--continued
		Leisure & Entertainment--1.3%
$2,750,000		International Speedway Corp., 7.875%, 10/15/2004	$2,946,295
3,750,000		Viacom, Inc., 7.70%, 7/30/2010	4,459,988

		TOTAL	7,406,283

		Metals & Mining--2.3%
2,137,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	2,458,490
1,000,000		Inco Ltd., Note, 9.60%, 6/15/2022	1,055,190
3,875,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	4,085,025
5,000,000		Normandy Yandal Operations Ltd., 8.875%, 4/1/2008	5,106,250

		TOTAL	12,704,955

		Oil & Gas--3.2%
500,000		Apache Finance Pty Ltd., Sr. Note, 7.00%, 3/15/2009	587,465
2,000,000		Conoco, Inc., 6.35%, 10/15/2011	2,242,720
1,200,000	[1]	EOG Co. of Canada, Company Guarantee, Series 144A, 7.00%, 12/1/2011	1,329,624
1,250,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	1,477,375
2,500,000		Husky Oil Ltd., Sr. Note, 7.125%, 11/15/2006	2,778,575
1,000,000		Occidental Petroleum Corp., Sr. Note, 7.65%, 2/15/2006	1,115,180
3,500,000		Pemex Project Funding Master, Company Guarantee, 9.125%, 10/13/2010	4,016,250
2,485,000		Tosco Corp., 8.125%, 2/15/2030	3,171,879
650,000		Union Pacific Resources Group, Inc., Unsecd. Note, 7.00%, 10/15/2006	729,534

		TOTAL	17,448,602

		Pharmaceutical--0.2%
900,000		Merck & Co., Inc., Sr. Deb., 6.30%, 1/1/2026	983,853

		Printing & Publishing--1.6%
2,000,000		News America Holdings, Inc., Sr. Deb., 9.25%, 2/1/2013	2,412,400
1,750,000		News America Holdings, Inc., Sr. Note, 8.50%, 2/15/2005	1,909,810
3,885,000		Reed Elsevier, Inc., 6.75%, 8/1/2011	4,383,368

		TOTAL	8,705,578

		Rail Industry--0.8%
228,215		Burlington Northern Santa Fe, Pass Thru Cert., 7.57%, 1/2/2021	273,023
4,000,000		Canadian Pacific RR, 6.25%, 10/15/2011	4,407,520

		TOTAL	4,680,543

		Real Estate--1.9%
4,000,000		Archstone-Smith Trust, 5.00%, 8/15/2007	4,070,240
1,250,000		EOP Operating LP, 7.375%, 11/15/2003	1,298,775
3,150,000		EOP Operating LP, 7.75%, 11/15/2007	3,585,393
400,000		Price REIT, Inc., Sr. Note, 7.50%, 11/5/2006	439,764
920,000	[1]	Simon Property Group, Inc., 6.35%, 8/28/2012	959,532

		TOTAL	10,353,704

		Retailers--1.8%
1,600,000		CVS Corp., 5.625%, 3/15/2006	1,700,864
3,000,000		Federated Department Stores, Inc., 6.625%, 4/1/2011	3,287,490
115,000		Target Corp., 5.40%, 10/1/2008	123,673
295,000		Target Corp., Unsecd. Note, 7.50%, 8/15/2010	349,227
4,000,000		Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	4,674,440

		TOTAL	10,135,694

Principal Amount			Value
		CORPORATE BONDS--continued
		Sovereign--1.1%
$1,000,000		Quebec, Province of, 5.50%, 4/11/2006	$1,087,430
1,500,000		Quebec, Province of, 5.75%, 2/15/2009	1,670,115
2,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	2,516,500
500,000		Sweden, Government of, Deb., 10.25%, 11/1/2015	661,665

		TOTAL	5,935,710

		Steel--0.6%
3,250,000		Allegheny Technologies, Inc., Note, 8.375%, 12/15/2011	3,269,988

		Supranational--0.3%
1,500,000		Corp Andina De Fomento, Bond, 7.375%, 1/18/2011	1,635,270

		Technology Services--2.1%
4,375,000		Computer Sciences Corp., 7.375%, 6/15/2011	4,986,931
1,500,000		Dell Computer Corp., Deb., 7.10%, 4/15/2028	1,688,265
3,150,000		International Business Machines Corp., 4.875%, 10/1/2006	3,362,310
1,250,000		Unisys Corp., 8.125%, 6/1/2006	1,315,625

		TOTAL	11,353,131

		Telecommunications & Cellular--5.0%
4,000,000		AT&T Corp., 7.80%, 11/15/2011	4,355,000
3,950,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	3,959,875
1,000,000		Alltel Corp., Note, 7.00%, 7/1/2012	1,151,070
3,500,000		CenturyTel, Inc., 8.375%, 10/15/2010	4,146,450
1,000,000		Citizens Communications Co., 6.375%, 8/15/2004	1,041,250
1,000,000		Citizens Communications Co., Unsecd. Note, 9.25%, 5/15/2011	1,190,000
2,000,000		SBC Communications, Inc., Note, 5.875%, 8/15/2012	2,163,940
100,000		Sprint Capital Corp., 5.875%, 5/1/2004	99,625
1,900,000		Sprint Capital Corp., 6.375%, 5/1/2009	1,752,750
1,100,000		Sprint Capital Corp., Company Guarantee, 7.625%, 1/30/2011	1,047,750
1,500,000		Sprint Capital Corp., Company Guarantee, 8.75%, 3/15/2032	1,438,125
750,000		Telecom de Puerto Rico, Note, 6.65%, 5/15/2006	801,060
4,000,000		Verizon Global Funding, Note, 7.25%, 12/1/2010	4,543,080

		TOTAL	27,689,975

		Utilities--5.7%
1,400,000		Alabama Power Co., 4.70%, 12/1/2010	1,395,744
1,000,000		Alabama Power Co., 5.50%, 10/15/2017	1,047,300
4,000,000		Arizona Public Service Co., 6.375%, 10/15/2011	4,217,920
2,250,000		DPL, Inc., Sr. Note, 6.875%, 9/1/2011	1,918,125
3,500,000		FirstEnergy Corp., 6.45%, 11/15/2011	3,481,660
3,400,000	[1]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	3,625,284
100,000	[1]	Israel Electric Corp. Ltd., Sr. Note, 7.875%, 12/15/2026	92,133
3,500,000		MidAmerican Energy Co., Unsecd. Note, 6.75%, 12/30/2031	3,629,220
325,000	[1]	Oncor, Inc., 6.375%, 5/1/2012	337,548
3,000,000	[1]	Oncor, Inc., 7.00%, 9/1/2022	2,833,020
3,750,000		PSEG Power LLC, Company Guarantee, 7.75%, 4/15/2011	3,890,625
4,500,000		Tampa Electric Co., 6.375%, 8/15/2012	4,776,615

		TOTAL	31,245,194

		TOTAL CORPORATE BONDS (IDENTIFIED COST $327,675,756)	348,582,903

Principal Amount or Shares			Value
		MORTGAGE BACKED SECURITIES--17.3%
		Federal Home Loan Mortgage Corporation--0.0%
$228,816		4.05% - 8.00%, 4/1/2015 -- 9/1/2030	$242,900

		Federal National Mortgage Association--13.7%
73,983,600		1.92% - 6.50%, 1/20/2007 - 9/25/2032	75,842,274

		Government National Mortgage Association.--3.6%
19,090,656		5.50% - 8.00%, 8/15/2029 -- 10/15/2032	19,570,998

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $125,217,042)	95,656,172

		U.S. GOVERNMENT AGENCY OBLIGATIONS--5.8%
		Federal National Mortgage Association--3.5%
18,100,000		4.375% - 6.125%, 1/20/2007 - 9/15/2012	19,190,111

		Federal Home Loan Mortgage Corporation--2.3%
12,000,000		4.05%, 6/21/2005	12,374,160

		TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (IDENTIFIED COST $30,525,218)	31,564,271

		MUNICIPALS--0.1%
		Education--0.1%
625,000		Harvard University, Revenue Bonds, 8.125% Bonds, 4/15/2007 (IDENTIFIED COST $678,153)	746,788

		U.S. TREASURY OBLIGATIONS--7.4%
12,500,000		US Treasury Bond 5.375% - 6.875%, 8/15/2026 - 2/15/2031	14,352,425
24,381,100		US Treasury Note 3.25% - 5.625%, 8/15/2007 - 1/15/2011	26,560,134

		TOTAL U.S. TREASURY OBLIGATIONS (IDENTIFIED COST $39,458,471)	40,912,559

		PREFERRED STOCKS--0.1%
		Financial Intermediaries--0.1%
5,000		Citigroup, Inc., Cumulative Pfd. (IDENTIFIED COST $238,830)	253,750

		REPURCHASE AGREEMENT--3.0%
$16,714,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $16,715,207 on 1/02/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032.	16,714,000

		TOTAL INVESTMENTS (IDENTIFIED COST $512,579,367)[2]	$536,683,598

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2002, these securities amounted to $13,953,417 which represents 2.5% of net assets

2 The cost of investments for federal tax purposes amounts to $512,579,367. The net unrealized appreciation of investments on a federal tax basis amounts to $24,104,231, which is comprised of $25,704,157 appreciation and $1,599,926 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($551,607,868) at December 31, 2002.

The following acronyms are used throughout this portfolio:

MTN	--Medium-Term Note
REIT	--Real Estate Investment Trust

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $512,579,367)		$536,683,598
Cash		3,492,921
Income receivable		7,144,009
Receivable for shares sold		4,348,642

TOTAL ASSETS		551,669,170

Liabilities:
Payable for shares redeemed	$8,601
Payable for custodian fees	8,413
Payable for share registration fees	20,241
Payable for audit fees	13,769
Payable for legal fees	1,407
Portfolio accounting expense	6,461
Accrued expenses	2,410

TOTAL LIABILITIES		61,302

Net assets for 47,089,422 shares outstanding		$551,607,868

Net Assets Consist of:
Paid in capital		$511,389,672
Net unrealized appreciation of investments		24,104,231
Accumulated net realized loss on investments		(4,451,593)
Undistributed net investment income		20,565,558

TOTAL NET ASSETS		$551,607,868

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$544,017,834 ÷ 46,441,424 shares outstanding		$11.71

Service Shares:
$7,590,034 ÷ 647,998 shares outstanding		$11.71

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends			$19,940
Interest			23,415,450

TOTAL INCOME			23,435,390

Expenses:
Investment adviser fee		$2,461,795
Administrative personnel and services fee		308,545
Custodian fees		22,024
Transfer and dividend disbursing agent fees and expenses		28,622
Directors'/Trustees' fees		3,205
Auditing fees		14,055
Legal fees		6,965
Portfolio accounting fees		99,696
Distribution services fee--Service Shares		4,267
Shareholder services fee--Primary Shares		1,019,066
Share registration costs		20,241
Printing and postage		31,498
Insurance premiums		1,398
Miscellaneous		1,283

TOTAL EXPENSES		4,022,660

Waivers:
Waiver of investment adviser fee	$(107,129)
Waiver of shareholder services fee--Primary Shares	(1,019,066)

TOTAL WAIVERS		(1,126,195)

Net expenses			2,896,465

Net investment income			20,538,925

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(4,394,906)
Net change in unrealized appreciation of investments			23,314,575

Net realized and unrealized gain on investments			18,919,669

Change in net assets resulting from operations			$39,458,594

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$20,538,925	$11,760,153
Net realized gain (loss) on investments	(4,394,906)	4,371,004
Net change in unrealized appreciation (depreciation) of investments	23,314,575	(1,923,084)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,458,594	14,208,073

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(11,762,370)	(3,850,644)
Distributions from net realized gain on investments
Primary Shares	(4,396,723)	(390,500)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(16,159,093)	(4,241,144)

Share Transactions:
Proceeds from sale of shares	313,749,510	224,904,936
Net asset value of shares issued to shareholders in payment of distributions declared	16,159,090	4,241,144
Cost of shares redeemed	(89,286,567)	(71,209,648)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	240,622,033	157,936,432

Change in net assets	263,921,534	167,903,361

Net Assets:
Beginning of period	287,686,334	119,782,973

End of period (including undistributed net investment income of $20,565,558 and $11,758,948, respectively)	$551,607,868	$287,686,334

See Notes which are an integral part of the Financial Statements

Financial Highlights--Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$11.27	$10.72	$ 9.80	$10.00
Income From Investment Operations:
Net investment income	0.56 [2]	0.39	0.26	0.18
Net realized and unrealized gain (loss) on investments	0.43	0.46	0.76	(0.38)

TOTAL FROM INVESTMENT OPERATIONS	0.99	0.85	1.02	(0.20)

Less Distributions:
Distributions from net investment income	(0.40)	(0.27)	(0.10)	--
Distributions from net realized gain on investments	(0.15)	(0.03)	--	--

TOTAL DISTRIBUTIONS	(0.55)	(0.30)	(0.10)	--

Net Asset Value, End of Period	$11.71	$11.27	$10.72	$ 9.80

Total Return[3]	9.31%	8.01%	10.45%	(2.00)%

Ratios to Average Net Assets:

Expenses	0.70%	0.70%	0.70%	0.68%[4]

Net investment income	5.01%	5.64%	6.57%	6.11%[4]

Expense waiver/reimbursement[5]	0.28%	0.30%	0.57%	2.82%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$544,018	$287,686	$119,783	$18,622

Portfolio turnover	101%	106%	65%	119%

1 Reflects operations for the period from April 28, 1999 (date of initial public investment) to December 31, 1999.

2 Amount based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Service Shares

(For a Share Outstanding Throughout the Period)

Period Ended December 31	2002 [1]
Net Asset Value, Beginning of Period	$10.85
Income From Investment Operations:
Net investment income	0.35 [2]
Net realized and unrealized gain on investments	0.51

TOTAL FROM INVESTMENT OPERATIONS	0.86

Net Asset Value, End of Period	$11.71

Total Return[3]	7.93%

Ratios to Average Net Assets:

Expenses	0.95%[4]

Net investment income	4.65%[4]

Expense waiver/reimbursement[5]	0.03%[4]

Supplemental Data:

Net assets, end of period (000 omitted)	$7,590

Portfolio turnover	101%

1 Reflects operations for the period from April 30, 2002 (date of initial public investment) to December 31, 2002.

2 Amount based on average shares outstanding.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Quality Bond Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Effective April 30, 2002, Service Shares were added. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end, regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$4	$(30,059)	$30,055

Net investment income, net realized gains (looses), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$ 15,266,628

Long-term capital gains	$ 892,465

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$20,562,438

Undistributed long-term capital gains	--

Unrealized appreciation	$24,104,231

At year ended, there were no significant differences between the GAAP and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $4,448,468 which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2010.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002		2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	27,277,669	$305,726,535	20,311,463	$224,904,936
Shares issued to shareholders in payment of distributions declared	1,513,023	16,159,090	392,335	4,241,144
Shares redeemed	(7,874,120)	(88,590,423)	(6,350,808)	(71,209,648)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	20,916,572	$233,295,202	14,352,990	$157,936,432

Period Ended December 31	2002
Service Shares:	Shares	Amount
Shares sold	709,114	$8,022,975	--	--
Shares redeemed	(61,116)	(696,144)	--	--

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	647,998	$7,326,831	--	--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	21,564,570	$240,622,033	14,352,990	$157,936,432

1 Reflects operations for the period from April 30, 2002 (date if initial public investment) to December 31, 2002.

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$208,151,386

Sales	$ 60,554,104

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

Purchases	$419,028,072

Sales	$325,593,230

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED QUALITY BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Quality Bond Fund II, a portfolio of Federated Insurance Series (the "Trust"), as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Quality Bond Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Quality Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916884
Cusip 313916785

G00433-14 (2/03)

Federated Total Return Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Total Return Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's bond holdings and financial statements.

This fund is managed to offer shareholders total return opportunities. The multi-sector fund invests in a diversified portfolio of investment-grade fixed income securities, including mortgage-backed securities, corporate debt securities, and U.S. government obligations. The fund may also invest in domestic high yield bonds and foreign fixed income securities.1

The fund's total return consists primarily of income received from portfolio securities and from changes in the market value of its securities (both realized and unrealized appreciation). Through an analysis of economic and market conditions and corporate earnings, fund managers allocate to the sectors and select the securities they expect to provide the best balance between risk and the greatest potential for returns.

During the 12-month reporting period, the fund produced a total return of 8.43% and its net asset value increased from $9.62 to $9.94.2 It also delivered income to shareholders totaling $0.491 per share. At the end of the reporting period, the fund's net assets totaled $5 million.

Thank you for choosing Federated Total Return Bond Fund II as a diversified, professionally managed way to participate in the total return opportunities of different sectors of the bond market. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Lower-rated bonds involve a higher degree of risk than investment-grade bonds in return for higher yield potential.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund Shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

Calendar year 2002 began at very low levels in terms of both overall economic activity and investor confidence. Weighing on the investment landscape was the aftermath of the September 11th terrorist attacks and the Enron corporate accounting scandal. The general U.S. domestic economy had already been exhibiting atypical recession patterns in that consumer demand continued at very strong levels. The economic slowdown was overwhelmingly concentrated in the various business indicators--manufacturing, employment, commodity prices, etc., which ultimately resulted in further depressed equity markets.

As the year 2002 unfolded, the basic fundamental economic condition did improve relative to the very depressed levels of late 2001. Unemployment stabilized near 6% nationally, both manufacturing and commodities indicators moved materially higher, and consumer demand kept a torrid pace, no doubt in part fueled by record mortgage refinancing volumes. The basic economic fundamental improvement would typically have created renewed investor confidence, translating into higher interest rates. However, anxiety created by a combination of terrorist fears, accounting scandals and mounting geopolitical risks equated to an investor "flight to quality" phenomenon, which greatly increased demand for high-quality fixed income securities.

This fixed income demand had the effect of taking interest rate levels to low yields not experienced in decades. The Federal Reserve made one official rate change in November 2002, when the federal funds target was reduced from 1.75% to 1.25%. For the full year, interest rates fell across the entire maturity spectrum with most of the rate decline occurring in the short-to-intermediate maturities. U.S. treasury securities were the star performers as witnessed by the 11.79% return for the Lehman Brothers U.S. Treasury Index.1 This compares to the 10.26% return for the broad Lehman Brothers U.S. Aggregate Bond Index,2 a compilation of other high-quality bond sectors including U.S. agencies, mortgages and corporate securities.

1 Lehman Brothers U.S. Treasury Index is comprised of U.S. Treasury securities, publicly issued by the U.S. Treasury. It is limited to securities with final maturities of ten years or longer. The index calculates total returns for one-month, three-month, twelve-month and ten-year periods and year-to-date. The index is unmanaged.

2 Lehman Brothers U.S. Treasury Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

The Federated Total Return Bond Fund II represents a portfolio of investment grade debt securities, including U.S. treasuries, agencies, mortgages and corporate bonds. As such, the fund was in a position to benefit from the falling interest rate environment. Anticipating that the economy was in a position to rebound off the lows of late 2001, the fund was positioned to take advantage of improved economic fundamentals. The primary strategy employed throughout much of 2002 was an overweight position in corporate bonds with a corresponding underweight position in U.S. government securities. Even though the economy improved, safety conscious investors drove demand toward government securities and relatively speaking, away from corporate debt securities. Thus, while the fund generated a positive 8.43% return for the year 2002, performance did fall short of the major indices, due to the corporate sector overweight.

Over the near term, no significant strategy changes are anticipated, as continued gradual economic improvement remains the forecast. Duration will likely be maintained near a neutral target and the corporate sector is likely to remain in an overweight position.3 Thus the fund can potentially be structured to provide a higher income flow relative to the benchmark index and take advantage of a potential decline in the currently prevailing geopolitical risks.

3 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

GROWTH OF $10,000 INVESTED IN FEDERATED TOTAL RETURN BOND FUND II

Average Annual Total Returns for the Period Ended 12/31/2002
One Year	8.43%
Start of Performance (7/7/1999)	7.13%

The graph above illustrates the hypothetical investment of $10,0004 in the Federated Total Return Bond Fund II (the "Fund") fromJuly 7, 1999 (start of performance)to December 31, 2002compared to the Lehman Brothers Government/Corporate Total Index (LBGCT)5 and the Lipper Multi-Sector Income Funds Average (LMSIFA).6

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investors' shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

4 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBGCT and the LMSIFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

5 The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

6 The LMSIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Portfolio of Investments

December 31, 2002

Principal Amount			Value
		ASSET BACKED SECURITIES--0.8%
		Manufactured Housing--0.8%
$100,000		Green Tree Financial Corp., 1999-5, Class B1, 9.20%, 4/1/2031 (IDENTIFIED COST $99,750)	$41,335

		U.S. CORPORATE BONDS--31.2%
		Aerospace & Defense--1.1%
50,000		Raytheon Co., 8.20%, 3/1/2006	56,265

		Automotive--2.0%
100,000		Hertz Corp., Jr. Sub. Note, 7.00%, 7/15/2003	100,087

		Banking--2.3%
100,000		U.S. Bank N.A., 6.30%, 2/4/2014	113,277

		Broadcast Radio & TV--2.1%
100,000		AOL Time Warner, Inc., Note, 6.75%, 4/15/2011	103,985

		Ecological Services & Equipment--4.4%
100,000		Republic Services, Inc., Note, 6.75%, 8/15/2011	110,271
100,000		USA Waste Services, Inc., Sr. Note, 7.00%, 10/1/2004	105,953

		TOTAL	216,224

		Finance Intermediaries--2.2%
100,000		Waddell & Reed Financial, Inc., 7.50%, 1/18/2006	107,947

		Financial Services--4.1%
100,000		Capital One Financial Corp., Sr. Note, 7.25%, 12/1/2003	99,625
100,000		MBNA Corp., 7.50%, 3/15/2012	106,117

		TOTAL	205,742

		Leisure & Entertainment--2.2%
100,000		International Speedway Corp., 7.875%, 10/15/2004	107,138

		Oil & Gas--2.2%
100,000		Union Pacific Resources Group, Inc., Note, 6.50%, 5/15/2005	108,920

		Printing & Publishing--4.6%
100,000		News America Holdings, Inc., Company Guarantee, 8.00%, 10/17/2016	113,731
100,000		Reed Elsevier Capital, 6.75%, 8/1/2011	112,828

		TOTAL	226,559

		Real Estate--2.3%
100,000		EOP Operating LP, 7.75%, 11/15/2007	113,822

		Telecommunications & Cellular--1.7%
50,000		Sprint Capital Corp., 5.875%, 5/1/2004	49,813
33,000		Tritel PCS, Inc., Sr. Sub. Note, 10.375%, 1/15/2011	35,063

		TOTAL	84,876

		TOTAL U.S. CORPORATE BONDS (IDENTIFIED COST $1,448,805)	1,544,842

Principal Amount			Value
		INTERNATIONAL BONDS--11.0%
		CANADA--6.8%
		Metals & Mining--4.4%
$100,000		Barrick Gold Corp., Deb., 7.50%, 5/1/2007	$115,044
100,000		Noranda, Inc., Deb., 8.125%, 6/15/2004	105,420

		TOTAL	220,464

		Oil & Gas--2.4%
100,000		Husky Oil Ltd., Deb., 7.55%, 11/15/2016	118,190

		TOTAL CANADA	338,654

		FRANCE--2.1%
		Metals & Mining--2.1%
100,000		Normandy Yandal Operations Ltd., 8.875%, 4/1/2008	102,125

		ISRAEL--2.1%
		Utilities--2.1%
100,000	[1]	Israel Electric Corp. Ltd., 7.95%, 5/30/2011	106,626

		TOTAL INTERNATIONAL BONDS (IDENTIFIED COST $523,698)	547,405

		U.S. GOVERNMENT AGENCIES--5.5%
247,000		Federal Home Loan Mortgage Corp., 5.625%, 3/15/2011 (IDENTIFIED COST $242,629)	273,402

		MORTGAGE BACKED SECURITIES--8.9%
232,586		Federal Home Loan Mortgage Corp., Pool C48271, 7.00%, 2/1/2031	244,434
177,707		Government National Mortgage Association, Pool 780339, 8.00%, 12/15/2023	194,644

		TOTAL MORTGAGE BACKED SECURITIES (IDENTIFIED COST $419,301)	439,078

		U.S. TREASURY NOTES--27.3%
900,000		U.S. Treasury Note, 3.50%, 11/15/2006	936,819
400,000		U.S. Treasury Note, 4.375%, 8/15/2012	418,551

		TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $1,285,817)	1,355,370

		REPURCHASE AGREEMENT--18.8%
933,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $933,067 on 1/02/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032.	933,000

		TOTAL INVESTMENTS (IDENTIFIED COST $4,953,000)[2]	$5,134,432

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2002, these securities amounted to $106,626 which represents 2.1% of net assets.

2 Cost of investments for federal tax purposes amounts to $4,992,517. The net unrealized appreciation of investments on a federal tax basis amounts to $141,915 which is comprised of $240,836 appreciation and $98,921 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($4,958,766) at December 31, 2002.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Investments in repurchase agreements	$933,000
Investments in securities	4,201,432

Total investments in securities, at value (identified cost $4,953,000)		$5,134,432
Income receivable		52,721

TOTAL ASSETS		5,187,153

Liabilities:
Payable for shares redeemed	6,862
Income distribution payable	200,065
Payable to bank	1,660
Accrued expenses	19,800

TOTAL LIABILITIES		228,387

Net assets for 498,987 shares outstanding		$4,958,766

Net Assets Consist of:
Paid in capital		$5,579,795
Net unrealized appreciation of investments		181,432
Accumulated net realized loss on investments		(802,382)
Distributions in excess of net investment income		(79)

TOTAL NET ASSETS		$4,958,766

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$4,958,766 ÷ 498,987 shares outstanding		$9.94

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Interest			$264,919

Expenses:
Investment adviser fee		$41,213
Administrative personnel and services fee		125,000
Custodian fees		2,581
Transfer and dividend disbursing agent fees and expenses		19,595
Directors'/Trustees' fees		739
Auditing fees		15,410
Legal fees		5,015
Portfolio accounting fees		45,213
Printing and postage		15,964
Insurance premiums		1,313
Miscellaneous		174

TOTAL EXPENSES		272,217

Waiver and Reimbursement:
Waiver of investment adviser fee	$(41,213)
Reimbursement of other operating expenses	(189,555)

TOTAL WAIVER AND REIMBURSEMENT		(230,768)

Net expenses			41,449

Net investment income			223,470

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			35,228
Net change in unrealized appreciation of investments			116,910

Net realized and unrealized gain on investments			152,138

Change in net assets resulting from operations			$375,608

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$223,470	$1,222,125
Net realized gain (loss) on investments	35,228	(796,889)
Net change in unrealized appreciation of investments	116,910	1,023,647

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	375,608	1,448,883

Distributions to Shareholders:
Distributions from net investment income	(242,857)	(1,248,506)

Share Transactions:
Proceeds from sale of shares	2,421,578	1,378,223
Net asset value of shares issued to shareholders in payment of distributions declared	42,730	375,901
Cost of shares redeemed	(5,184,064)	(10,432,999)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,719,756)	(8,678,875)

Change in net assets	(2,587,005)	(8,478,498)

Net Assets:
Beginning of period	7,545,771	16,024,269

End of period (including undistributed (distributions in excess of) net investment income of $(79) and $345, respectively)	$4,958,766	$7,545,771

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$9.62	$9.46	$10.37	$10.00
Income From Investment Operations:
Net investment income	0.46 [2]	0.69 [3]	0.86	0.38
Net realized and unrealized gain (loss) on investments	0.35	0.17 [3]	(0.50)	(0.01)

TOTAL FROM INVESTMENT OPERATIONS	0.81	0.86	0.36	0.37

Less Distributions:
Distributions from net investment income	(0.49)	(0.70)	(1.26)	--
Distributions from net realized gain on investments	--	--	(0.01)	--

TOTAL DISTRIBUTIONS	(0.49)	(0.70)	(1.27)	--

Net Asset Value, End of Period	$9.94	$9.62	$ 9.46	$10.37

Total Return[4]	8.43%	9.19%	3.56%	3.70%

Ratios to Average Net Assets:

Expenses	0.85%	0.85%	0.85%	0.85%[5]

Net investment income	4.61%	6.98%[3]	8.77%	7.89%[5]

Expense waiver/reimbursement[6]	4.76%	1.33%	1.45%	1.73%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$4,959	$7,546	$16,024	$16,159

Portfolio turnover	251%	122%	62%	4%

1 For the period July 7, 1999 (date of initial public investment) to December 31, 1999.

2 Amount based on average shares outstanding.

3 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03, and decrease the ratio of net investment income to average net assets from 7.36% to 6.98%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Total Return Bond Fund II (formerly Federated Strategic Income Fund II) (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at their fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities and classifying all paydown gains and losses as interest income. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 1/1/2001		For the Year Ended 12/31/2001
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$44,041	$44,041	$(65,797)	$52,856	$12,941

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$2	$(18,965)	$18,963

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$242,857

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 989

Undistributed long-term capital gains	--

Unrealized appreciation	$141,915

At year end, there were no significant differences between the GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $763,933 which will reduce the Fund's taxable income arising from future net realized gain on investment, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2009.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	243,764	138,953
Shares issued to shareholders in payment of distributions declared	4,300	39,373
Shares redeemed	(533,716)	(1,086,703)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(285,652)	(908,377)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.85% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

Under the terms of a sub-adviser agreement between the Adviser and Federated Global Investment Management Corp. ("FGIMC"), FGIMC receives an allocable portion of the Fund's investment adviser fee. Such allocation is based on the amount of foreign securities which FGIMC manages for the Fund. This fee is paid by the Adviser out of its resources and is not an incremental Fund expenses.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund, annually, to compensate FSC. For the year ended December 31, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$7,832,390

Sales	$7,288,600

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

Purchases	$3,282,719

Sales	$7,050,407

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED TOTAL RETURN BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Total Return Bond Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Total Return Bond Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Total Return Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916868

G00433-10 (2/03)

Federated Equity Income Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Fellow Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Equity Income Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 2002 through December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

Federated Equity Income Fund II is managed to help your money earn income and grow in value by investing primarily in a diversified portfolio of dividend-paying stocks. At the end of the year, the fund's 61 common stock holdings were diversified across key business and industrial sectors. Many of the holdings--including Boeing Co., Bank of America, Bristol-Myers Squibb, Citigroup, Inc., Coca-Cola Co., Gillette Co., Kodak Co., General Electric, IBM, Pfizer, Inc., and Wal-Mart Stores, Inc.--are household names.

Over the 12-month reporting period, the fund produced a total return of (20.74)% through income distributions totaling $0.217 per share and a $2.76 decrease in net asset value.1 There were no capital gains distributions. By the end of the reporting period the fund's net assets totaled $61 million.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its recovery is a matter of "when," not "if."

Thank you for choosing Federated Equity Income Fund II as a diversified, professionally managed way to participate in the income and growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

2002 began with optimism that the two-year old bear market would end. However, this hope was misplaced as the market fell sharply over the year. The Standard & Poor's 500 Index (S&P 500)2 had its worst year since 1974 returning (22.10)%. In fact, the S&P 500 declined for a third year in a row something not seen since 1941.

The main culprit behind the unexpected large decline was a slower than expected economic recovery led by weak business investment and job creation. Lower corporate profits foreshadowed disappointing earnings in terms of both quality and growth. In addition, negative sentiment cast a dark shadow over the market due to corporate scandals, bankruptcies and geopolitical risk like Iraq.

More traditional defensive investing outperformed aggressive investing as value outperformed growth and small outperformed large capitalization. The top three performing sectors were Consumer Staples, Basic Materials and Energy. The bottom three decliners were Information Technology, Telecommunication Services and Utilities.

The fund returned (20.74)%, ahead of the (22.10)%return of the S&P 500, but below the (16.43)% return of the average Lipper Equity Income Fund Index (Lipper).3 Versus the S&P 500, the fund benefited from favorable sector underweights in Information Technology and Telecommunication Services and positive stock selection in the Industrial and Information Technology sectors. The fund's underperformance versus its Lipper peer group was due to the sector neutral strategy, which requires the portfolio to hold weightings in each of the ten sectors similar to those of the S&P 500.

As the new year begins, uncertainty remains for the equity markets. Although possible, a fourth down year in a row would be an historical event. In fact, it has only happened twice in the last two centuries (1929-1932 and 1836-1839). Looking at the current level of valuations and interest rates, a high single digit return expectation seems warranted for 2003. Higher dividend paying stocks have been outperforming the market and we expect this trend to continue. We believe we have positioned the fund to capture more of this outperformance trend. As always, we continue to maintain the high quality of the portfolio by holding common stocks and convertible securities of market leading companies.

2 S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and investments cannot be made in an index.

3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. Indexes are unmanaged and investments cannot be made in an index.

GROWTH OF $10,000 INVESTED IN FEDERATED EQUITY INCOME FUND II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(20.74)%
5 Years	(3.03)%
Start of Performance (1/30/1997)	0.37%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Equity Income Fund II (the "Fund") fromJanuary 30, 1997 (start of performance) to December 31, 2002compared to the Russell 1000 Value Index RUS1000),3 the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Equity Income Fund Index (LEIFI).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the fund distributions or the redemption of the fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS1000, the S&P 500 and the LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RUS1000, the S&P 500 and the LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment Adviser has elected to change the Fund's benchmark index from S&P 500 to the RUS1000. This new index is more representative of the securities typically held by the Fund.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--69.9%
		Consumer Discretionary--6.3%
32,200	[1]	AOL Time Warner, Inc.	$421,820
28,100		Delphi Auto Systems Corp.	226,205
8,600		Eastman Kodak Co.	301,344
7,800		May Department Stores Co.	179,244
13,000		Sears, Roebuck & Co.	311,350
15,800		Target Corp.	474,000
20,200		Wal-Mart Stores, Inc.	1,020,302
57,300		Walt Disney Co.	934,563

		TOTAL	3,868,828

		Consumer Staples--10.2%
22,100		Anheuser-Busch Cos., Inc.	1,069,640
3,500		Coca-Cola Co.	153,370
17,100		Colgate-Palmolive Co.	896,553
25,600		Gillette Co.	777,216
3,400		Kimberly-Clark Corp.	161,398
28,800		Kraft Foods, Inc., Class A	1,121,184
24,460		PepsiCo, Inc.	1,032,701
12,200		Procter & Gamble Co.	1,048,468

		TOTAL	6,260,530

		Energy--6.7%
13,400		Apache Corp.	763,666
4,000		BP Amoco PLC, ADR	162,600
39,162		Exxon Mobil Corp.	1,368,320
21,500	[1]	Nabors Industries Ltd.	758,305
22,000	[1]	Noble Corp.	773,300
14,000	[1]	Transocean Sedco Forex, Inc.	324,800

		TOTAL	4,150,991

		Financials--13.4%
20,500		American International Group, Inc.	1,185,925
19,700		Bank of America Corp.	1,370,529
5,900		Bank of New York Co., Inc.	141,364
24,333		Citigroup, Inc.	856,278
14,800		Goldman Sachs Group, Inc.	1,007,880
6,800		J.P. Morgan Chase & Co.	163,200
20,000		Lehman Brothers Holdings, Inc.	1,065,800
16,500		Marsh & McLennan Cos., Inc.	762,465
20,000		Morgan Stanley	798,400
4,300		Northern Trust Corp.	150,715
16,200		Wells Fargo & Co.	759,294

		TOTAL	8,261,850

		Health Care--10.9%
21,700		Abbott Laboratories	868,000
24,000		Bristol-Myers Squibb Co.	555,600
3,700		CIGNA Corp.	152,144
21,000	[1]	Guidant Corp.	647,850
15,000		Johnson & Johnson	805,650
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
19,100		Lilly (Eli) & Co.	$1,212,850
2,700		Merck & Co., Inc.	152,847
44,875		Pfizer, Inc.	1,371,829
21,896		Pharmacia Corp.	915,253

		TOTAL	6,682,023

		Industrials--5.8%
9,700		Boeing Co.	320,003
14,600		Deere & Co.	669,410
53,400		General Electric Co.	1,300,290
11,400		Grainger (W.W.), Inc.	587,670
15,448		Ingersoll-Rand Co., Class A	665,191

		TOTAL	3,542,564

		Information Technology--11.9%
13,100	[1]	Applied Materials, Inc.	170,693
38,300	[1]	Cisco Systems, Inc.	501,730
39,000	[1]	Dell Computer Corp.	1,042,860
20,400		Electronic Data Systems Corp.	375,972
36,000		Hewlett-Packard Co.	624,960
29,400		Intel Corp.	457,758
12,500		International Business Machines Corp.	968,750
38,900	[1]	Microsoft Corp.	2,011,130
36,900		Nokia Oyj, Class A, ADR	571,950
37,400		Texas Instruments, Inc.	561,374

		TOTAL	7,287,177

		Materials--1.0%
19,800		Alcoa, Inc.	451,044
3,700		Du Pont (E.I.) de Nemours & Co.	156,880

		TOTAL	607,924

		Telecommunication Services--3.7%
41,600		SBC Communications, Inc.	1,127,776
29,100		Verizon Communications	1,127,625

		TOTAL	2,255,401

		TOTAL COMMON STOCKS (IDENTIFIED COST $45,543,587)	42,917,288

		CONVERTIBLE PREFERRED STOCKS--20.1%
		Consumer Discretionary--3.3%
13,000		Ford Motor Co., Conv. Pfd., $3.25	531,050
44,600		General Motors Corp., Conv. Deb., Series B, $1.00	1,030,260
13,900		Toys `R' Us, Inc., DECS, $3.13	467,735

		TOTAL	2,029,045

		Financials--5.7%
15,300		Ace Ltd., PRIDES, $4.13	901,751
5,100		Hartford Financial Services Group, Inc., PRIDES, $3.00	248,533
8,100		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	665,213
32,300		Washington Mutual, Inc., Conv. Pfd., $2.69	1,675,563

		TOTAL	3,491,060

		Industrials--4.0%
23,000		Raytheon Co., DECS, $4.13	1,255,800
23,400		Union Pacific Corp., Conv. Pfd., $3.13	1,219,678

		TOTAL	2,475,478

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Information Technology--0.8%
15,800		Motorola, Inc., Conv. Pfd., $3.50	$505,600

		Materials--1.9%
12,000		Boise Cascade Corp., Conv. Pfd., $3.75	503,880
14,900		International Paper Co., Cumulative Conv. Pfd., $2.63	685,326

		TOTAL	1,189,206

		Telecommunication Services--1.3%
14,900		Alltel Corp., DECS, $3.88	764,817

		Utilities--3.1%
11,000		Ameren Corp., ACES, $2.44	294,800
14,000		FPL Group, Inc., DECS, $4.25	775,040
9,300		KeySpan Corp., DECS, $4.38	470,301
12,500		TXU Corp., PRIDES, $4.06	359,375

		TOTAL	1,899,516

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $12,952,786)	12,354,722

		CONVERTIBLE CORPORATE BONDS--5.9%
		Consumer Discretionary--2.6%
$1,550,000		Lennar Corp., Conv. LYON, 4/4/2021	709,822
905,000		Liberty Media Group, Conv. Bond, 3.25%, 3/15/2031	860,492

		TOTAL	1,570,314

		Health Care--2.2%
500,000		AmeriSource Health Corp., Sub. Note, 5.00%, 12/1/2007	642,735
1,150,000		Universal Health Services, Inc., Conv. Bond, 0.426%, 6/23/2020	735,069

		TOTAL	1,377,804

		Industrials--0.9%
500,000		L-3 Communications Holdings, Inc., Conv. Bond, 4.00%, 9/15/2011	563,125

		Information Technology--0.2%
190,000	[2]	Advanced Micro Devices, Inc., 4.75%, 2/1/2022	119,225

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $3,798,761)	3,630,468

		REPURCHASE AGREEMENT--4.0%[3]
2,450,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, at 1.30% dated 12/31/2002, to be repurchased at $2,450,177 on 01/02/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032	2,450,000

		TOTAL INVESTMENTS (IDENTIFIED COST $64,745,134)[4]	$61,352,478

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Trustees. At December 31, 2002, these securities amounted to $119,225 which represents 0.2% of net assets.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $64,995,205. The net unrealized depreciation of investments on a federal tax basis amounts to $3,642,727 which is comprised of $3,572,136 appreciation and $7,214,863 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($61,429,927) at December 31, 2002.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
ADR	--American Depositary Receipt
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $64,745,134)		$61,352,478
Cash		14,639
Income receivable		99,677
Receivable for shares sold		26,519

TOTAL ASSETS		61,493,313

Liabilities:
Payable for shares redeemed	$45,152
Payable for audit fee	14,000
Payable for fund accounting	3,688
Accrued expenses	546

TOTAL LIABILITIES		63,386

Net assets for 6,316,127 shares outstanding		$61,429,927

Net Assets Consist of:
Paid in capital		$90,819,784
Net unrealized depreciation of investments		(3,392,656)
Accumulated net realized loss on investments		(27,235,923)
Undistributed net investment income		1,238,722

TOTAL NET ASSETS		$61,429,927

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$61,429,927 ÷ 6,316,127 shares outstanding		$9.73

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $990)			$1,699,723
Interest			344,496

TOTAL INCOME			2,044,219

Expenses:
Investment adviser fee		$569,825
Administrative personnel and services fee		125,000
Custodian fees		8,773
Transfer and dividend disbursing agent fees and expenses		23,721
Directors'/Trustees' fees		1,102
Auditing fees		14,000
Legal fees		6,726
Portfolio accounting fees		47,036
Printing and postage		23,978
Insurance premiums		1,484
Miscellaneous		1,000

TOTAL EXPENSES		822,645

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(7,919)
Fees paid indirectly from directed brokerage arrangements	(9,230)

TOTAL WAIVER AND EXPENSE REDUCTION		(17,149)

Net expenses			805,496

Net investment income			1,238,723

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments and option transactions			(7,021,866)
Net change in unrealized appreciation of investments			(12,568,416)

Net realized and unrealized loss on investments and option transactions			(19,590,282)

Change in net assets resulting from operations			$(18,351,559)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,238,723	$1,722,424
Net realized loss on investments and option transactions	(7,021,866)	(10,609,979)
Net change in unrealized appreciation of investments	(12,568,416)	(3,093,457)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(18,351,559)	(11,981,012)

Distributions to Shareholders:
Distributions from net investment income	(1,569,093)	(1,902,807)

Share Transactions:
Proceeds from sale of shares	4,976,915	12,045,761
Net asset value of shares issued to shareholders in payment of distributions declared	1,569,092	1,902,806
Cost of shares redeemed	(17,183,270)	(13,011,015)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(10,637,263)	937,552

Change in net assets	(30,557,915)	(12,946,267)

Net Assets:
Beginning of period	91,987,842	104,934,109

End of period (including undistributed net investment income of $1,238,722 and $1,569,109, respectively)	$61,429,927	$91,987,842

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$12.49	$14.32	$16.28	$14.15	$12.31
Income From Investment Operations:
Net investment income	0.20	0.23	0.22	0.22 [1]	0.22
Net realized and unrealized gain (loss) on investments and option transactions	(2.74)	(1.81)	(2.01)	2.32	1.69

TOTAL FROM INVESTMENT OPERATIONS	(2.54)	(1.58)	(1.79)	2.54	1.91

Less Distributions:
Distributions from net investment income	(0.22)	(0.25)	(0.17)	(0.23)	(0.07)
Distributions from net realized gain on investments	--	--	--	(0.18)	--

TOTAL DISTRIBUTIONS	(0.22)	(0.25)	(0.17)	(0.41)	(0.07)

Net Asset Value, End of Period	$ 9.73	$12.49	$14.32	$16.28	$14.15

Total Return[2]	(20.74)%	(10.98)%	(11.19)%	18.39%	15.57%

Ratios to Average Net Assets:

Expenses	1.07%[3]	0.97%	0.95%	0.94%	0.93%

Net investment income	1.63%	1.77%	1.67%	1.48%	2.04%

Expense waiver/reimbursement[4]	0.01%	0.02%	0.04%	0.20%	0.43%

Supplemental Data:

Net assets, end of period (000 omitted)	$61,430	$91,988	$104,934	$87,619	$57,499

Portfolio turnover	81%	101%	74%	49%	59%

1 Per share amount based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.06% after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Equity Income Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/ premiums are accreted/amortized for financial reporting purpose as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to tax equalization used. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$17	$(17)

Net investment income, net realized gain(loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	$1,569,093

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,238,723

Undistributed long-term capital gains	--

Unrealized depreciation	$(3,642,727)

At the year end, there were no significant differences between GAAP basis and tax basis of components of the net assets other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $26,985,851 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows.

Expiration Year	Expiration Amount
2007	$ 1,719,590

2008	$ 7,949,028

2009	$10,532,229

2010	$ 6,785,004

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive and put the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended December 31, 2002, the Fund had a realized gain of $22,689 on written options.

Contracts	Number of Contracts	Premium
Outstanding 12/31/2001	--	--

Options written	375	$ 40,872

Options expired	(180)	$ (17,110)

Options closed	(195)	$(23,762)

Outstanding at 12/31/2002	--	--

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	471,195	904,763
Shares issued to shareholders in payment of distributions declared	126,032	154,323
Shares redeemed	(1,644,997)	(1,025,198)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,047,770)	33,888

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate FSC. For the year ended December 31, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker, that in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $9,230 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$58,382,417

Sales	$67,924,714

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCES SERIES
AND SHAREHOLDERS OF FEDERATED EQUITY INCOME FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Equity Income Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Equity Income Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Equity Income Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916801

G00433-09 (2/03)

Federated Growth Strategies Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated Growth Strategies Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year period from January 1, 2002, through December 31, 2002. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's stock holdings and the financial statements.

The Fund is managed to help shareholders pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. At the end of the year, the fund's stock holdings were diversified across ten key business and industrial sectors. Many of the holdings--including Anheuser-Busch Cos., Inc., Avon Products, Inc., BellSouth Corp., Cisco Systems, Inc., Goldman Sachs Group, Inc., Legg Mason, Inc., Merrill Lynch & Co., Inc., PetSmart, Inc., Pfizer, Inc. and Starbucks Corp., --are household names.

In a negative and highly volatile year for stocks, this diversified stock portfolio produced a total return of (26.35)% through a $4.65 decrease in its share price.1 Fund net assets ended the reporting period at $53 million.

When it comes to performance, it is important to have a longer-term perspective. We believe America's economy is fundamentally sound, and that its recovery is a matter of "when," not "if."

Thank you for choosing Federated Growth Strategies Fund II as a diversified, professionally managed way to participate in the long-term growth potential of American companies. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

Investment Review

With growth stocks under significant pressure for the third straight year, the Federated Growth Strategies Fund II had a total return of (26.35)% in 2002. The average fund in the Lipper Multi-Cap Growth Universe (Lipper) returned (29.9)%2 for the year. The fund had a modestly defensive position, relative to its Lipper peers, on average through the year. This means that the fund probably owned, on average, less Technology, relative to its peers, and modestly more growth sectors, such as Health Care and Finance (mainly banks). This bias, while a drag on relative performance during the fourth quarter, explains the outperformance versus our peer group during the challenging year of 2002.

The year saw periods of optimism that the economy would finally gel and that geopolitical tension would ease. Unfortunately, the bulk of the time the market received mixed signals with regard to economic strength. Similarly, tensions between the United States and Iraq remained generally very high, with the likelihood of war in 2003 increasing. In addition, relations between the United States and North Korea further deteriorated, introducing the possibility that military action may become necessary there. The inconsistent strength of the economy and growing threat of war quelled a market that tried to develop higher hopes.

The year closed with its best quarter, as October and November had one of the strongest two-month periods on record. For the year end the Nasdaq Composite Index was down 31.3%,3 while the Standard & Poor's Barra Growth Index was down 23.6%.4 The Standard & Poor's 500, the most popular large-cap core index, was down 22.10%.5

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. Indexes are unmanaged and investments cannot be made in an index.

3 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

4 Standard & Poor's 500/Barra Growth Index: An unmanaged capitalization-weighted index in stocks in the Standard & Poor's 500 Index having the highest price to book ratios. The index consists of approximately half of the Standard & Poor's 500 on a market capitalization basis. Investments cannot be made in an index.

5 Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks in industry, transportation, finance, and public utilities, denoting general market performance as monitored by Standard & Poor's Ratings Group. Investments cannot be made in an index.

Despite the economy's recent fits and starts, we believe that it is building a strong base for growth in 2003. While the consumer may be more tepid, broader industrial growth appears to be taking root. The geopolitical overhangs, however, (Iraq, North Korea, Israel/Palestinians) may remain enough to mute this growth potential. At the very least, these issues may be sufficient to dampen the market's appreciation for and reaction to potential or even burgeoning economic strength. As a result, we believe that maintaining a near-term, modestly defensive position is warranted. This implies that, relative to our peers, we will favor, for example, an underweight in Technology, an overweight in Consumer Staples, and an underweight in Industrials.

Of course, should resolutions appear on any of the troubled fronts (due to positive events or just the passage of peaceful time), the markets would likely become more optimistic and move back into the faster growth or cyclically leveraged areas. We are skeptical, however, and will maintain our current biases until such improvement becomes more obvious and a more aggressive stance becomes justified. Should that type of environment develop, and we hope it does, the biases of the fund will adjust accordingly.

GROWTH OF $10,000 INVESTED IN FEDERATED GROWTH STRATEGIES FUND II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(26.35)%
5 Years	(1.50)%
Start of Performance (11/9/1995)	5.92%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund II (the "Fund") fromNovember 9, 1995(start of performance)to December 31, 2002compared to the Russell Mid-Cap Growth Index (RUSMD),3 the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Multi-Cap Growth Funds Average (LMCGFA).4

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The RUSMD, the S&P 500 and the LMCGFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and average .

2 The RUSMD and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and investments cannot be made in an index.

3 The Funds Adviser has elected to change the index Fund's benchmark from S&P 500 to RUSMD. The RUSMD is more representative of the securities typically held by the fund.

4 Lipper indexes are an average of the total returns of the 30 largest mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. They do not reflect sales charges.

Portfolio of Investments

December 31, 2002

Shares			Value
		COMMON STOCKS--97.5%
		Consumer Discretionary--19.1%
20,500	[1,2]	Amazon.com, Inc.	$387,245
12,700	[1]	Aramark Corp., Class B	298,450
3,500	[1]	AutoZone, Inc.	247,275
12,800	[1]	Bed Bath & Beyond, Inc.	441,984
11,000	[1]	Best Buy Co., Inc.	265,650
7,200		Black & Decker Corp.	308,808
13,100	[1]	Brinker International, Inc.	422,475
30,100	[1,2]	CarMax, Inc.	538,188
12,300	[1]	Cheesecake Factory, Inc.	444,645
12,600	[1]	Clear Channel Communications, Inc.	469,854
18,300		Darden Restaurants, Inc.	374,235
2,900		E.W. Scripps Co., Class A	223,155
3,000		Gannett Co., Inc.	215,400
9,900	[1]	Harrah's Entertainment, Inc.	392,040
11,100		KB HOME	475,635
4,900	[1]	Kohl's Corp.	274,155
8,500		Lennar Corp.	438,600
26,100		Limited, Inc.	363,573
12,900		Lowe's Cos., Inc.	483,750
12,000		MGM Grand, Inc.	395,640
11,000	[1]	Mandalay Resort Group	336,710
4,900		Omnicom Group, Inc.	316,540
15,200	[1]	PetSmart, Inc.	260,376
20,700	[1]	Staples, Inc.	378,810
18,900	[1]	Starbucks Corp.	385,182
4,700		Tribune Co.	213,662
16,200	[1]	Williams-Sonoma, Inc.	439,830
15,800	[1]	Yum! Brands, Inc.	382,676

		TOTAL	10,174,543

		Consumer Staples--4.9%
5,200		Anheuser-Busch Cos., Inc.	251,680
8,700		Avon Products, Inc.	468,669
5,000		Clorox Co.	206,250
14,800	[1]	Constellation Brands, Inc., Class A	350,908
8,400		Diageo PLC, ADR	367,920
5,800		Kraft Foods, Inc., Class A	225,794
6,300		Philip Morris Cos., Inc.	255,339
18,200		The Pepsi Bottling Group, Inc.	467,740

		TOTAL	2,594,300

Shares			Value
		COMMON STOCKS--continued
		Energy--5.6%
4,300		Apache Corp.	$245,057
9,200	[1]	BJ Services Co.	297,252
10,000		ENSCO International, Inc.	294,500
15,700		GlobalSantaFe Corp.	381,824
20,500		Halliburton Co.	383,555
10,900	[1]	Nabors Industries Ltd.	384,443
12,500	[1]	Patterson-UTI Energy, Inc.	377,125
8,200		Pogo Producing Co.	305,450
14,500		Rowan Companies, Inc.	329,150

		TOTAL	2,998,356

		Financials--10.4%
5,500		Bear Stearns Cos., Inc.	326,700
10,300		Citigroup, Inc.	362,457
8,400	[2]	Commerce Bancorp, Inc.	362,796
61,600	[1]	E*Trade Group, Inc.	299,376
9,800		Edwards(AG), Inc.	323,008
8,500		Fidelity National Financial, Inc.	279,055
5,500		Goldman Sachs Group, Inc.	374,550
21,100		J.P. Morgan Chase & Co.	506,400
7,700		Legg Mason, Inc.	373,758
5,200		Lehman Brothers Holdings, Inc.	277,108
3,500		M & T Bank Corp.	277,725
7,300		Merrill Lynch & Co., Inc.	277,035
6,500		Morgan Stanley	259,480
12,400		New York Community Bancorp, Inc.	358,112
43,900	[1]	Providian Financial Corp.	284,911
20,400		Sovereign Bancorp, Inc.	286,620
11,500		T. Rowe Price Group, Inc.	313,720

		TOTAL	5,542,811

		Health Care--21.0%
6,800		AmerisourceBergen Corp.	369,308
14,500	[1]	Amgen, Inc.	700,930
9,200	[1]	Anthem, Inc.	578,680
7,700	[1]	Biogen, Inc.	308,462
19,100	[1]	Boston Scientific Corp.	812,132
7,000		Cardinal Health, Inc.	414,330
15,050		Dentsply International, Inc.	559,860
6,200	[1]	Forest Laboratories, Inc., Class A	608,964
9,200	[1]	Genzyme Corp.	272,044
11,000	[1]	Gilead Sciences, Inc.	374,000
24,300	[1]	Guidant Corp.	749,655
9,000		HCA - The Healthcare Corp.	373,500
10,000		McKesson HBOC, Inc.	270,300
19,600	[1]	Medimmune, Inc.	532,532
11,600		Medtronic, Inc.	528,960
11,400	[1]	Patterson Dental Co.	498,636
Shares			Value
		COMMON STOCKS--continued
		Health Care--continued
15,168		Pfizer, Inc.	$463,686
9,500		Pharmacia Corp.	397,100
7,000		Stryker Corp.	469,840
18,000	[1]	Tenet Healthcare Corp.	295,200
6,800		UnitedHealth Group, Inc.	567,800
10,700		Universal Health Services, Inc., Class B	482,570
8,200	[1]	Wellpoint Health Networks, Inc.	583,512

		TOTAL	11,212,001

		Industrials--6.6%
6,600	[1]	Alliant Techsystems, Inc.	411,510
8,100	[1]	Apollo Group, Inc., Class A	356,400
6,600		Block (H&R), Inc.	265,320
7,100	[1]	ChoicePoint, Inc.	280,379
11,300	[1]	Corporate Executive Board Co.	360,696
10,900	[1]	FIserv, Inc.	370,055
6,500		General Dynamics Corp.	515,905
6,400	[1,2]	L-3 Communications Holdings, Inc.	287,424
10,500		Manpower, Inc.	334,950
13,100		Paychex, Inc.	365,490

		TOTAL	3,548,129

		Information Technology--21.7%
11,400		Adobe System, Inc.	282,731
7,100	[1]	Affiliated Computer Services, Inc., Class A	373,815
34,600	[1]	Altera Corp.	426,618
8,300	[1]	Analog Devices, Inc.	198,121
23,100	[1]	Apple Computer, Inc.	331,023
21,100	[1]	Applied Materials, Inc.	274,933
24,300	[1]	BEA Systems, Inc.	278,721
71,500	[1]	Cisco Systems, Inc.	936,650
9,700	[1]	Dell Computer Corp.	259,378
5,400	[1]	Electronic Arts, Inc.	268,758
17,000		Electronic Data Systems Corp.	313,310
35,300	[1,2]	Foundry Networks, Inc.	248,512
16,700		Intel Corp.	260,019
9,100	[1]	Intuit, Inc.	426,972
22,700	[1]	Jabil Circuit, Inc.	406,784
7,600	[1]	KLA-Tencor Corp.	268,812
191,000	[1,2]	Lucent Technologies, Inc.	240,660
10,100	[1]	Microchip Technology, Inc.	246,945
7,200	[1]	Microsoft Corp.	372,240
29,000		Nokia Oyj, Class A, ADR	449,500
220,800	[1,2]	Nortel Networks Corp.	355,488
24,000	[1]	Oracle Corp.	259,200
18,100	[1]	Peoplesoft, Inc.	331,230
9,600	[1]	Qlogic Corp.	331,296
12,100	[1]	Qualcomm, Inc.	440,319
Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Information Technology--continued
19,900	[2]	SAP AG (Systeme, Anwendungen, Produkte in der Datevnerarbeitung), ADR	$388,050
10,300	[1]	Symantec Corp.	417,253
38,595	[1]	Taiwan Semiconductor Manufacturing Co., ADR	272,095
17,900		Texas Instruments, Inc.	268,679
32,300	[1]	UT Starcom, Inc.	640,509
69,500	[1,2]	United Microelectronics Corp., ADR	233,520
23,900	[1]	Veritas Software Corp.	373,318
18,600	[1]	Xilinx, Inc.	383,160

		TOTAL	11,558,619

		Materials--2.7%
7,800		Ball Corp.	399,282
17,700	[1,2]	Freeport-McMoRan Copper & Gold, Inc., Class B	297,006
10,600		Newmont Mining Corp.	307,718
38,400		Placer Dome, Inc.	441,600

		TOTAL	1,445,606

		Telecommunication Services--4.1%
6,500		Alltel Corp.	331,500
11,350		BellSouth Corp.	293,625
20,100	[1]	NEXTEL Communications, Inc., Class A	232,155
27,800		SBC Communications, Inc.	753,658
54,800	[1,2]	Sprint PCS Group	240,024
11,100	[2]	Telefonos de Mexico, Class L, ADR	354,978

		TOTAL	2,205,940

		Utilities--1.4%
7,100		Entergy Corp.	323,689
12,000		Equitable Resources, Inc.	420,480

		TOTAL	744,169

		TOTAL COMMON STOCKS (IDENTIFIED COST $50,833,179)	52,024,474

		REPURCHASE AGREEMENT--2.1%[3]
$1,117,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, at 1.30% dated 12/31/2002, to be repurchased at $1,117,081 on 01/02/2003 collateralized by U. S. Government Agency Obligations with various maturities to 11/25/2032	1,117,000

		TOTAL INVESTMENTS (IDENTIFIED COST $51,950,179)[4]	$53,141,474

1 Non-income producing security.

2 All or a portion of these shares are temporarily on loan to unaffiliated broker/dealers.

3 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

4 The cost of investments for federal tax purposes amounts to $52,933,259. The net unrealized appreciation of investments on a federal tax basis amounts to $208,215 which is comprised of $3,886,870 appreciation and $3,678,655 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($53,367,403) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $51,950,179)		$53,141,474
Cash		974
Income receivable		19,585
Receivable for investments sold		477,511
Receivable for shares sold		12,778
Short-term investments held as collateral for securities lending		3,719,054

TOTAL ASSETS		57,371,376

Liabilities:
Payable for investments purchased	$269,491
Payable for shares redeemed	14,529
Payable on collateral due to broker	3,719,054
Accrued expenses	899

TOTAL LIABILITIES		4,003,973

Net assets for 4,105,273 shares outstanding		$53,367,403

Net Assets Consist of:
Paid in capital		$85,992,975
Net unrealized appreciation of investments		1,191,295
Accumulated net realized loss on investments		(33,816,867)

TOTAL NET ASSETS		$53,367,403

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$53,367,403 ÷ 4,105,273 shares outstanding		$13.00

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $8,173)			$502,040
Interest (including income on securities loaned of $10,742)			48,715

TOTAL INCOME			550,755

Expenses:
Investment adviser fee		$555,391
Administrative personnel and services fee		125,000
Custodian fees		12,868
Transfer and dividend disbursing agent fees and expenses		17,769
Directors'/Trustees' fees		922
Auditing fees		8,664
Legal fees		4,220
Portfolio accounting fees		46,378
Printing and postage		25,104
Insurance premiums		786
Miscellaneous		893

TOTAL EXPENSES		797,995

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(4,574)
Fees paid indirectly from directed brokerage arrangements	(8,744)

TOTAL WAIVER AND EXPENSE REDUCTION		(13,318)

Net expenses			784,677

Net operating loss			(233,922)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(13,076,805)
Net change in unrealized appreciation of investments			(10,060,113)

Net realized and unrealized loss on investments			(23,136,918)

Change in net assets resulting from operations			$(23,370,840)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(233,922)	$(162,218)
Net realized loss on investments	(13,076,805)	(20,243,036)
Net change in unrealized appreciation of investments	(10,060,113)	(9,720,117)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(23,370,840)	(30,125,371)

Distributions to Shareholders:
Distributions from net realized gain on investments	--	(1,849,196)

Share Transactions:
Proceeds from sale of shares	2,658,057	9,521,839
Net asset value of shares issued to shareholders in payment of distributions declared	--	1,849,194
Cost of shares redeemed	(22,046,216)	(15,620,977)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(19,388,159)	(4,249,944)

Change in net assets	(42,758,999)	(36,224,511)

Net Assets:
Beginning of period	96,126,402	132,350,913

End of period	$53,367,403	$96,126,402

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$17.65	$23.15	$30.88	$17.91	$16.14
Income From Investment Operations:
Net operating loss	(0.00)	(0.03)[1]	(0.10)	(0.07)	(0.04) [1]
Net realized and unrealized gain (loss) on investments	(4.65)	(5.15)	(5.32)	13.04	2.83

TOTAL FROM INVESTMENT OPERATIONS	(4.65)	(5.18)	(5.42)	12.97	2.79

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.02)
Distributions from net realized gain on investments	--	(0.32)	(2.31)	--	(1.00)

TOTAL DISTRIBUTIONS	--	(0.32)	(2.31)	--	(1.02)

Net Asset Value, End of Period	$13.00	$17.65	$23.15	$30.88	$17.91

Total Return[2]	(26.35)%	(22.38)%	(19.91)%	72.42%	17.44%

Ratios to Average Net Assets:

Expenses	1.07%[3]	0.90%	0.86%	0.85%	0.86%

Net operating loss	(0.32)%	(0.15)%	(0.39)%	(0.38)%	(0.25)%

Expense waiver/reimbursement[4]	0.01%	0.07%	0.08%	0.20%	0.31%

Supplemental Data:

Net assets, end of period (000 omitted)	$53,367	$96,126	$132,351	$132,563	$62,747

Portfolio turnover	194%	219%	128%	117%	104%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.06% after taking into account these expense reductions.

4 This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for net operating losses. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income
$(233,922)	$233,922

Net investment income, net realized gain(loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized appreciation	$208,215

At the year end, there were no significant differences between GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in the value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $32,833,787 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$18,827,237

2010	$14,006,550

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is in cash or invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the custodian securities lending agent as a fee for its service under the program, and the Fund, according to agreed-upon rates.

As of December 31, 2002, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$3,342,589	$3,719,054

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	177,530	472,399
Shares issued to shareholders in payment of distributions declared	--	103,596
Shares redeemed	(1,517,203)	(848,641)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,339,673)	(272,646)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually to compensate FSC. For the year ended December 31, 2002, the Fund did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $8,744 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$137,598,044

Sales	$156,520,758

Purchases and sales of long-term U.S. government securities for the year ended December 31, 2002, were as follows:

Purchases	$1,709,031

Sales	$1,693,094

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in variable investment options involve investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated Growth Strategies Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916702

G00433-07 (2/03)

Federated High Income Bond Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for Federated High Income Bond Fund II, a portfolio of Federated Insurance Series.

This report covers the 12-month fiscal year ended December 31, 2002, for the Primary Shares and the Service Shares. It begins with a commentary by the fund's portfolio manager, which is followed by a complete listing of the fund's high-yield bond holdings and the financial statements.

After weak performance for the first nine months of 2002, the high yield market rebounded in the fourth quarter, triggered by strength in equity prices and timer-related cash flows into the market. Sectors which had underperformance during most of the year, such as Cable and Telecommunications, led the high yield market higher in the fourth quarter.

The fund delivered a positive total return and a strong income stream. For the reporting period, individual share class total return performance and income distribution follows:1

	Total Return	Dividends	Net Asset Value/Change
Primary Shares	1.39%	$0.759	$7.72 to $7.08 = (8.29)%
Service Shares	1.36%	$0.757	$7.72 to $7.08 = (8.29)%

On December 31, 2002, the fund's net assets totaled $282.4 million.

Thank you for choosing Federated High Income Bond Fund II as a diversified, professionally managed way to participate in the income opportunities of high-yield corporate bonds.2 As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so than an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing of these expenses. Fund shares are available exclusively as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

2 Securities rated below investment grade generally entail greater market, credit and liquidity risks than investment securities.

Investment Review

MARKET OVERVIEW

For the 12 months ended December 31, 2002, the high yield market underperformed the high-quality bond market. The high-yield market, as measured by the Lehman Brothers High Yield Bond Index,3 returned (1.41)% for the 12-month reporting period, compared to the high-quality bond market, measured by the Lehman Brothers Aggregate Bond Index,3 which returned 10.25% over the same period.

The high-yield market continued to be very volatile over the course of 2002, as investors had to interpret mixed signals as to the direction and strength of the economic recovery. To illustrate the volatility of the market, the high-yield market spread over treasuries began 2002 at approximately 868 basis points, by October it had widened to 1,080 basis points and finally tightened to 947 basis points at the end of 2002.

Modest improvements in economic growth and corporate profitability created positive investor sentiment during the first half of the year. However, the second half of the year was marked by more pessimism as a result of corporate malfeasance, rising unemployment, and geopolitical events which sparked investors to flee to more risk adverse asset classes. During the second half of 2002, the high-yield market was also pressured by increased supply as the rating agencies downgraded billions of dollars of debt from investment grade to sub-investment grade ("Fallen Angels"). As investment grade fund managers sold-off large issuers such as Worldcom, Tyco, Quest Communications, Williams Companies, and El Paso Corporation, it put significant downward pressure on the high yield market. Finally, the market default rate reached cyclically high levels during the course of the year, but has begun to recede in the later portion of 2002.

3 Lehman Brothers High Yield Bond Index includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least one year to maturity. Lehman Brothers Aggregate Bond Index is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. These indexes are unmanaged and investments cannot be made in an index.

FUND PERFORMANCE

The fund's Primary Shares and Service Shares returned 1.39% and 1.36%, respectively for the reporting period, significantly outperforming the Lehman Brothers High Yield Bond Index, which returned (1.41)%. The fund's strong relative performance was largely attributable to good security selection. The fund is significantly underweight securities in the Wireline Telecommunications sector, which had a market return of (50.03)% during the year, Utilities, which had a market return of (13.24)% and the fund had no exposure to the Airline sector, which had a market return of (29.27)%. Conversely, overweight positions in Consumer Products, Lodging, and Gaming, which all had strong positive returns, favorably impacted the fund's performance relative to the Lehman High Yield Index. Within the Wireless Telecommunications sector, which had a market return of (3.59)%, the fund benefited from substantial overweights in Nextel Communications and AT&T Wireless, which both had positive returns in excess of 20%. Within the Utility sector, the fund experienced good relative performance as its holdings in Caithness Coso, CMS Energy, and Public Service Enterprise Group all outperformed the sector. Other specific issues which outperformed during the year include Allied Holdings, (Ground Transportation), Eagle Picher, (Conglomerate), Hexcel (Industrial Products), and Primedia (Publishing). On the negative side, the fund's perfomance was hurt by underperfoming holdings in Charter Communications and NTL, Inc.,(Cable Television), Airgate and Alamosa PCS, (Wireless Communications), Calpine (Utilities), Foamex (Chemical) and Land O'Lakes (Food Products).

CURRENT STRATEGY

From a portfolio perspective, the fund remains overweight in the Food, Consumer Products, Healthcare and Lodging sectors while we remain underweight in Wireline Telecommunications, Utilities and Technology, especially Communications Technology. We have modestly increased exposure to the Utility sector (although still a major underweight) which is now the largest industry sector in the high yield market given the substantial amount of investment grade paper that has been downgraded over the past six months. We believe selectivity in this sector will be a key determinant of 2003 performance. We were fairly active in the new issue market in the fourth quarter as new issues appeared more attractive than secondary names.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II--PRIMARY SHARES

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	1.39%
5 Years	(0.35)%
Start of Performance (3/1/1994)	4.56%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (the "Fund") fromMarch 1, 1994(start of performance)to December 31, 2002,compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

GROWTH OF $10,000 INVESTED IN FEDERATED HIGH INCOME BOND FUND II--SERVICE SHARES

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	1.36%
Start of Performance (4/28/2000)	(1.33)%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated High Income Bond Fund II (the "Fund") fromApril 28, 2000(start of performance)to December 31, 2002,compared to the Lehman Brothers Single B Rated Index (LBSBR),2 and the Lipper High Current Yield Funds Average (LHCYFA).3

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBSBR and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

2 The LBSBR is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a Fund's performance.

Portfolio of Investments

December 31, 2002

Principal Amount			Value
		CORPORATE BONDS--87.4%
		Aerospace & Defense--0.5%
$650,000		Alliant Techsystems, Inc., Sr. Sub. Note, 8.50%, 5/15/2011	$705,250
562,000		Anteon Corp., Sr. Sub. Note, 12.00%, 5/15/2009	615,390
325,000	[1,3]	Condor Systems, Inc., Sr. Sub. Note, (Series B), 11.875%, 5/1/2009	73,531

		TOTAL	1,394,171

		Automotive--3.6%
375,000		Accuride Corp., Sr. Sub. Note, (Series B), 9.25%, 2/1/2008	219,375
1,000,000		American Axle & Manufacturing, Inc., Company Guarantee, 9.75%, 3/1/2009	1,080,000
500,000		Arvin Industries, Inc., Note, 6.75%, 3/15/2008	490,625
450,000		Arvin Industries, Inc., Note, 7.125%, 3/15/2009	439,875
250,000		ArvinMeritor, Inc., Note, 8.750%, 3/1/2012	260,000
1,025,000		Collins & Aikman Products Co., Sr. Note, 10.75%, 12/31/2011	978,875
350,000		Collins & Aikman Products Co., Sr. Sub. Note, 11.50%, 4/15/2006	295,750
4,925,000		Lear Corp., Company Guarantee, 8.11%, 5/15/2009	5,232,813
1,225,000		Stoneridge, Inc., Company Guarantee, 11.50%, 5/1/2012	1,169,875

		TOTAL	10,167,188

		Beverage & Tobacco--0.9%
800,000		Constellation Brands, Inc., Company Guarantee, (Series B), 8.00%, 2/15/2008	848,000
800,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	846,000
275,000		Dimon, Inc., Sr. Note, 8.875%, 6/1/2006	280,500
425,000		Dimon, Inc., Sr. Note, (Series B), 9.625%, 10/15/2011	454,750

		TOTAL	2,429,250

		Broadcast Radio & Television--3.2%
275,000		ACME Television, LLC, Sr. Disc. Note, 0/10.875%, 9/30/2004	281,875
3,750,000		Chancellor Media Corp., Company Guarantee, 8.00%, 11/1/2008	4,073,437
250,000		Chancellor Media Corp., Sr. Sub. Note, 8.125%, 12/15/2007	263,750
600,000	[1,2]	Lamar Media Corp., Sr. Sub. Note, 7.25%, 1/1/2013	612,000
1,250,000		Liberty Media Corp., Sr. Note, 7.75%, 7/15/2009	1,359,825
450,000		Lin Television Corp., Company Guarantee, 8.00%, 1/15/2008	479,250
1,600,000	[1,2]	PanAmSat Corp., Sr. Note, 8.50%, 2/1/2012	1,560,000
525,000		XM Satellite Radio, Inc., Sr. Note, 14.00%, 3/15/2010	359,625

		TOTAL	8,989,762

		Building & Development--1.7%
700,000		American Builders & Contractors Supply Co., Inc., Sr. Sub. Note, 10.625%, 5/15/2007	738,500
475,000		Associated Materials, Inc., Company Guarantee, 9.75%, 4/15/2012	501,125
800,000	[1,2]	Brand Services, Inc., Sr. Sub. Note, 12.00%, 10/15/2012	840,000
550,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	552,750
1,025,000		NCI Building System, Inc., Sr. Sub. Note, (Series B), 9.25%, 5/1/2009	1,055,750
575,000		Nortek Holdings, Inc., Sr. Note, 9.125%, 9/1/2007	592,250
475,000		WCI Communities, Inc., Sr. Sub. Note, 10.625%, 2/15/2011	463,125

		TOTAL	4,743,500

		Business Equipment & Services--1.8%
1,600,000		Buhrmann US, Inc., Company Guarantee, 12.25%, 11/1/2009	1,480,000
775,000		Global Imaging Systems, Inc., Sr. Sub. Note, 10.75%, 2/15/2007	778,875
550,000		Xerox CapEurope PLC, Company Guarantee, 5.875%, 5/15/2004	525,250
2,375,000	[1,2]	Xerox Corp., Sr. Note, 9.75%, 1/15/2009	2,291,875

		TOTAL	5,076,000

Principal Amount			Value
		CORPORATE BONDS--continued
		Cable Television--4.0%
$1,325,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	$1,285,250
725,000		CSC Holdings, Inc., Sr. Note, 8.125%, 7/15/2009	703,250
400,000		CSC Holdings, Inc., Sr. Sub. Deb., 9.875%, 2/15/2013	398,000
500,000		CSC Holdings, Inc., Sr. Sub. Note, 10.50%, 5/15/2016	500,000
6,325,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/13.50%, 1/15/2011	1,549,625
1,325,000		Charter Communications Holdings Capital Corp., Sr. Disc. Note, 0/9.92%, 4/1/2011	470,375
1,000,000		Charter Communications Holdings Capital Corp., Sr. Note, 10.00%, 5/15/2011	445,000
1,325,000		Echostar DBS Corp., Sr. Note, 9.375%, 2/1/2009	1,411,125
1,500,000		Echostar DBS Corp., Sr. Note, 10.375%, 10/1/2007	1,623,750
2,725,000	[3]	International Cabletel, Inc., Sr. Defd. Cpn. Note, 11.50%, 2/1/2006	299,750
400,000		Lenfest Communications, Inc., Sr. Sub. Note, 8.25%, 2/15/2008	419,000
375,000		Lenfest Communications, Inc., Sr. Sub. Note, 10.50%, 6/15/2006	406,875
225,000	[3,4]	NTL, Inc., Sr. Disc. Note, 0/12.375%, 10/1/2008	23,625
4,075,000	[3,4]	NTL, Inc., Sr. Note, 0/9.75%, 4/1/2008	427,875
675,000	[4]	Quebecor Media Inc., Sr. Disc. Note, 0/13.75%, 7/15/2011	381,375
675,000		Quebecor Media Inc., Sr. Note, 11.125%, 7/15/2011	624,375
400,000		Rogers Cablesystems Ltd., Sr. Sub. GTD, Note, 11.00%, 12/1/2015	412,000
900,000	[3]	UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006	4,500

		TOTAL	11,385,750

		Chemicals & Plastics--2.9%
675,000		Compass Minerals Group, Inc., Sr. Sub. Note, 10.00%, 8/15/2011	742,500
1,025,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	937,875
550,000	[1,2]	FMC Corp., Sr. Secd. Note, 10.25%, 11/1/2009	596,750
550,000	[1,2]	Foamex LP, Sr. Secd. Note, 10.75%, 4/1/2009	387,750
525,000		Foamex LP, Sr. Sub. Note, 9.875%, 6/15/2007	154,875
750,000		Foamex LP, Sr. Sub. Note, 13.50%, 8/15/2005	228,750
925,000		General Chemical Industrial Products, Inc., Sr. Sub. Note, 10.625%, 5/1/2009	568,875
1,325,000		Huntsman ICI Chemicals LLC, Sr. Sub. Note, 10.125%, 7/1/2009	1,106,375
700,000		Lyondell Chemical Co., Sr. Secd. Note, 9.50%, 12/15/2008	654,500
825,000		Lyondell Chemical Co., Sr. Secd. Note, (Series A), 9.625%, 5/1/2007	794,063
1,275,000		Lyondell Chemical Co., Sr. Sub. Note, 10.875%, 5/1/2009	1,083,750
875,000	[1,2,4]	Salt Holdings Corp., Sr. Disc. Note, 0/12.75%, 12/15/2012	476,875
925,000		Texas Petrochemicals Corp., Sr. Sub. Note, 11.125%, 7/1/2006	568,875

		TOTAL	8,301,813

		Clothing & Textiles--1.6%
625,000	[1,3]	Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	3,187
1,050,000		GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007	845,250
1,275,000		Levi Strauss & Co., Sr. Note, 11.625%, 1/15/2008	1,243,125
550,000	[1,2]	Levi Strauss & Co., Sr. Note, 12.25%, 12/15/2012	541,750
950,000		Russell Corp., Company Guarantee, 9.25%, 5/1/2010	1,028,375
750,000		William Carter Co., Sr. Sub. Note, (Series B), 10.875%, 8/15/2011	821,250

		TOTAL	4,482,937

		Conglomerates--0.4%
1,650,000		Eagle Picher Industries, Inc., Sr. Sub. Note, 9.375%, 3/1/2008	1,163,250

		Consumer Products--5.1%
1,400,000		Albecca, Inc., Company Guarantee, 10.75%, 8/15/2008	1,510,250
550,000		Alltrista Corp., Unsecd. Note, 9.75%, 5/1/2012	563,750
1,100,000		American Achievement Corp., Sr. Note, Series W.I., 11.625%, 1/1/2007	1,171,500
Principal Amount			Value
		CORPORATE BONDS--continued
		Consumer Products--continued
$900,000		American Greetings Corp., Sr. Sub. Note, 11.75%, 7/15/2008	$985,500
975,000		Amscan Holdings, Inc., Sr. Sub. Note, 9.875%, 12/15/2007	911,625
650,000		Armkel Finance, Inc., Sr. Sub. Note, 9.50%, 8/15/2009	706,875
900,000		Chattem, Inc., Sr. Sub. Note, 8.875%, 4/1/2008	931,500
250,000	[3,4]	Diamond Brands, Inc., Sr. Disc. Deb., 0/12.875%, 4/15/2009	25
200,000	[3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	20
550,000		ICON Health & Fitness, Inc., Company Guarantee, 11.25%, 4/1/2012	481,250
1,050,000		Jostens, Inc., Sr. Sub. Note, 12.75%, 5/1/2010	1,197,000
400,000		NBTY, Inc., Sr. Sub. Note, 8.625%, 9/15/2007	406,000
950,000	[1,2]	PCA International, Inc., Sr. Note, 11.875%, 8/1/2009	945,250
1,150,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,259,250
150,000		Sealy Mattress Co., Company Guarantee, 10.875%, 12/15/2007	146,250
450,000		Sealy Mattress Co., Sr. Sub. Note, 9.875%, 12/15/2007	438,750
550,000	[1,3]	Sleepmaster L.L.C., Company Guarantee, (Series B), 11.00%, 5/15/2009	90,750
650,000		True Temper Sports, Inc., Sr. Sub. Note, (Series B), 10.875%, 12/1/2008	672,750
1,150,000		United Industries Corp., Sr. Sub. Note, (Series B), 9.875%, 4/1/2009	1,167,250
725,000		Volume Services America, Inc., Sr. Sub. Note, 11.25%, 3/1/2009	692,375

		TOTAL	14,277,920

		Container & Glass Products--3.6%
750,000		Berry Plastics Corp., Company Guarantee, 10.75%, 7/15/2012	795,000
825,000		Graham Packaging Co., Sr. Sub. Note, 8.75%, 1/15/2008	804,375
800,000		Graham Packaging Co., Sub. Note, 5.545%, 1/15/2008	676,000
550,000		Greif Brothers Corp., Sr. Sub. Note, 8.875%, 8/1/2012	585,750
950,000		Huntsman Packaging Corp., Company Guarantee, 13.00%, 6/1/2010	859,750
625,000		Owens-Brockway Glass Container, Inc., Sr. Secd. Note, 8.875%, 2/15/2009	643,750
1,850,000		Owens-Illinois, Inc., Sr. Note, 7.15%, 5/15/2005	1,803,750
750,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	701,250
150,000		Owens-Illinois, Inc., Sr. Note, 8.10%, 5/15/2007	145,500
600,000		Plastipak Holdings, Company Guarantee, 10.75%, 9/1/2011	636,000
800,000		Pliant Corp., Sr. Sub. Note, 13.00%, 6/1/2010	724,000
113,344	[1,2]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	51,855
1,300,000		Tekni-Plex, Inc., Company Guarantee, (Series B), 12.75%, 6/15/2010	1,189,500
450,000	[1,2]	Tekni-Plex, Inc., Sr. Sub. Note, 12.75%, 6/15/2010	411,750

		TOTAL	10,028,230

		Ecological Services & Equipment--2.6%
500,000		Allied Waste North America, Inc., Company Guarantee, 7.625%, 1/1/2006	497,500
1,600,000		Allied Waste North America, Inc., Company Guarantee, (Series B), 8.50%, 12/1/2008	1,616,000
300,000		Allied Waste North America, Inc., Company Guarantee, (Series B), 8.875%, 4/1/2008	306,000
700,000	[1,2]	Allied Waste North America, Inc., Sr. Note, 9.25%, 9/1/2012	710,500
3,450,000		Allied Waste North America, Inc., Sr. Sub. Note, 10.00%, 8/1/2009	3,450,000
725,000		Synagro Technologies, Inc., Sr. Sub. Note, 9.50%, 4/1/2009	759,438

		TOTAL	7,339,438

		Electronics--1.2%
925,000		Fairchild Semiconductor Corp., Sr. Sub. Note, 10.375%, 10/1/2007	975,875
1,200,000		Ingram Micro, Inc., Sr. Sub. Note, 9.875%, 8/15/2008	1,272,000
1,200,000	[1,2]	Seagate Technology HDD Holdings, Sr. Note, 8.00%, 5/15/2009	1,236,000

		TOTAL	3,483,875

Principal Amount			Value
		CORPORATE BONDS--continued
		Food Products--3.2%
$1,250,000		Agrilink Foods, Inc., Company Guarantee, 11.875%, 11/1/2008	$1,350,000
1,200,000		American Seafoods Group LLC, Company Guarantee, 10.125%, 4/15/2010	1,230,000
475,000		B&G Foods, Inc., Company Guarantee, (Series D), 9.625%, 8/1/2007	491,625
1,350,000		Del Monte Corp., Company Guarantee, (Series B), 9.25%, 5/15/2011	1,410,750
550,000	[1,2]	Del Monte Corp., Sr. Sub. Note, 8.625%, 12/15/2012	563,750
725,000		Eagle Family Foods, Inc., Sr. Sub. Note, 8.75%, 1/15/2008	496,625
750,000		Land O'Lakes, Inc., Sr. Note, 8.75%, 11/15/2011	423,750
1,050,000		Michael Foods, Inc., Sr. Sub. Note, (Series B), 11.75%, 4/1/2011	1,181,250
750,000		New World Pasta Co., Sr. Sub. Note, 9.25%, 2/15/2009	378,750
375,000		Pilgrim's Pride Corp., Sr. Note, 9.625%, 9/15/2011	350,625
575,000		Smithfield Foods, Inc., Sr. Note, (Series B), 8.00%, 10/15/2009	589,375
475,000	[1,2]	Swift & Co., Sr. Note, 10.125%, 10/1/2009	451,250

		TOTAL	8,917,750

		Food Services--0.8%
700,000		Advantica Restaurant Group, Sr. Note, 11.25%, 1/15/2008	535,500
700,000	[1,2]	Buffets, Inc., Sr. Sub. Note, 11.25%, 7/15/2010	665,000
1,250,000		Carrols Corp., Company Guarantee, 9.50%, 12/1/2008	1,093,750

		TOTAL	2,294,250

		Forest Products--3.2%
2,675,000		Georgia-Pacific Corp., Note, 7.50%, 5/15/2006	2,568,000
1,775,000		Georgia-Pacific Corp., Sr. Note, 8.125%, 5/15/2011	1,695,125
950,000	[1,2]	Jefferson Smurfit Corp., Sr. Note, 8.25%, 10/1/2012	978,500
850,000	[1,2]	MDP Acquisitions PLC, Sr. Note, 9.625%, 10/1/2012	892,500
450,000	[1,2]	MDP Acquisitions PLC, Unit, 15.50%, 10/1/2013	479,250
1,000,000		Riverwood International Corp., Company Guarantee, 10.625%, 8/1/2007	1,035,000
500,000		Riverwood International Corp., Sr. Sub. Note, 10.875%, 4/1/2008	507,500
775,000		Stone Container Corp., Sr. Note, 9.75%, 2/1/2011	837,000

		TOTAL	8,992,875

		Gaming--8.0%
425,000	[1,2]	Boyd Gaming Corp., Sr. Sub. Note, 7.75%, 12/15/2012	422,875
925,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	975,875
825,000		Coast Hotels & Casinos, Inc., Company Guarantee, 9.50%, 4/1/2009	880,687
800,000		Hard Rock Hotel, Inc., Sr. Sub. Note, 9.25%, 4/1/2005	816,000
2,425,000		Harrah's Operations, Inc., Company Guarantee, 7.875%, 12/15/2005	2,600,812
725,000		Isle of Capri Casinos, Inc., Company Guarantee, 9.00%, 3/15/2012	755,812
225,000		MGM Grand, Inc., Sr. Note, 8.50%, 9/15/2010	248,063
3,975,000		MGM Grand, Inc., Sr. Sub. Note, 9.75%, 6/1/2007	4,412,250
275,000		Mandalay Resort Group, Sr. Note, 9.50%, 8/1/2008	305,938
2,475,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	2,719,406
400,000		Mandalay Resort Group, Sr. Sub. Note, 9.375%, 2/15/2010	430,000
700,000		Mohegan Tribal Gaming Authority, Sr. Sub. Note, 8.00%, 4/1/2012	736,750
1,925,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	1,968,313
1,500,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	1,561,875
400,000		Park Place Entertainment Corp., Sr. Sub. Note, 9.375%, 2/15/2007	428,000
150,000		Penn National Gaming, Inc., Company Guarantee, 8.875%, 3/15/2010	154,500
500,000		Penn National Gaming, Inc., Company Guarantee, 11.125%, 3/1/2008	547,500
800,000		Sun International Hotels Ltd., Sr. Sub. Note, 8.875%, 8/15/2011	824,000
Principal Amount			Value
		CORPORATE BONDS--continued
		Gaming--continued
$1,225,000	[1,2]	Venetian Casino/LV Sands, Mtg. Note, 11.00%, 6/15/2010	$1,286,250
625,000		Wynn Las Vegas LLC, Second Mortgage Notes, 12.00%, 11/1/2010	631,250

		TOTAL	22,706,156

		Health Care--7.0%
525,000		Advanced Medical Optics, Inc., Sr. Sub. Note, 9.25%, 7/15/2010	543,375
300,000		Alaris Medical Systems, Company Guarantee, 9.75%, 12/1/2006	304,500
825,000		Alaris Medical Systems, Sr. Secd. Note, (Series B), 11.625%, 12/1/2006	936,375
1,350,000		Alliance Imaging, Inc., Sr. Sub. Note, 10.375%, 4/15/2011	1,302,750
900,000		CONMED Corp., Sr. Sub. Note, 9.00%, 3/15/2008	940,500
1,475,000		Columbia/HCA Healthcare Corp., Sr. Note, 6.91%, 6/15/2005	1,558,160
525,000	[1,2]	Extendicare Health Services, Inc., Sr. Note, 9.50%, 7/1/2010	511,875
1,325,000		Fisher Scientific International, Inc., Sr. Sub. Note, 9.00%, 2/1/2008	1,391,250
1,150,000		HCA - The Healthcare Corp., Note, 8.75%, 9/1/2010	1,320,591
1,250,000		HCA - The Healthcare Corp., Sr. Note, 7.875%, 2/1/2011	1,395,737
225,000		Hanger Orthopedic Group, Inc., Company Guarantee, 10.375%, 2/15/2009	235,125
1,575,000		Hanger Orthopedic Group, Inc., Sr. Sub. Note, 11.25%, 6/15/2009	1,630,125
500,000		Hudson Respiratory Care, Inc., Sr. Sub. Note, 9.125%, 4/15/2008	252,500
1,725,000		Kinetic Concepts, Inc., Company Guarantee, 9.625%, 11/1/2007	1,802,625
600,000	[1]	Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	471,000
900,000	[1]	Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	229,500
725,000		Manor Care, Inc., Sr. Note, 8.00%, 3/1/2008	765,781
750,000		Sybron Dental Specialties, Inc., Company Guarantee, 8.125%, 6/15/2012	761,250
525,000		Tenet Healthcare Corp., Sr. Note, 5.375%, 11/15/2006	486,281
300,000		Tenet Healthcare Corp., Sr. Note, 6.375%, 12/1/2011	270,000
550,000		Triad Hospitals, Inc., Company Guarantee, (Series B), 8.75%, 5/1/2009	591,250
675,000		US Oncology, Inc., Company Guarantee, 9.625%, 2/1/2012	691,875
1,375,000		Vanguard Health Systems, Company Guarantee, 9.75%, 8/1/2011	1,326,875

		TOTAL	19,719,300

		Hotels, Motels & Inns--4.5%
725,000		Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008	741,312
572,000		Felcor Lodging LP, Company Guarantee, 8.50%, 6/1/2011	560,560
225,000		Felcor Lodging LP, Company Guarantee, 9.50%, 9/15/2008	228,375
1,150,000		Florida Panthers Holdings, Inc., Company Guarantee, 9.875%, 4/15/2009	1,201,750
50,000		HMH Properties, Inc., Sr. Note, 7.875%, 8/1/2005	49,500
1,725,000		HMH Properties, Inc., Sr. Note, (Series B), 7.875%, 8/1/2008	1,673,250
1,000,000		HMH Properties, Inc., Sr. Note, (Series C), 8.45%, 12/1/2008	995,000
850,000		Hilton Hotels Corp., Note, 7.625%, 5/15/2008	859,562
1,325,000		Hilton Hotels Corp., Sr. Note, 8.25%, 2/15/2011	1,387,937
1,550,000		ITT Corp., Unsecd. Note, 6.75%, 11/15/2005	1,536,437
150,000		MeriStar Hospitality Corp., Company Guarantee, 9.00%, 1/15/2008	134,250
1,050,000		MeriStar Hospitality Corp., Company Guarantee, 9.125%, 1/15/2011	918,750
400,000		RFS Partnership LP, Company Guarantee, 9.75%, 3/1/2012	410,000
2,100,000	[1,2]	Starwood Hotels & Resorts Worldwide, Inc., Note, 7.375%, 5/1/2007	2,073,750

		TOTAL	12,770,433

		Industrial Products & Equipment--3.3%
540,000		Amphenol Corp., Sr. Sub. Note, 9.875%, 5/15/2007	565,650
500,000		Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005	502,500
375,000		Continental Global Group, Inc., Sr. Note, 11.00%, 4/1/2007	208,125
Principal Amount			Value
		CORPORATE BONDS--continued
		Industrial Products & Equipment--continued
$1,275,000		Euramax International Plc, Sr. Sub. Note, 11.25%, 10/1/2006	$1,313,250
875,000		Hexcel Corp., Sr. Sub. Note, (Series B), 9.75%, 1/15/2009	739,375
1,325,000		MMI Products, Inc., Sr. Sub. Note, 11.25%, 4/15/2007	1,225,625
1,400,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	448,000
400,000		Neenah Corp., Sr. Sub. Note, 11.125%, 5/1/2007	128,000
1,000,000	[1,2]	Rexnord Corp., Sr. Sub. Note, 10.125%, 12/15/2012	1,040,000
700,000		Tyco International Group, Note, 5.80%, 8/1/2006	655,375
725,000		Tyco International Group, Sr. Note, 6.375%, 6/15/2005	696,906
836,000		Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003	840,180
1,200,000		WESCO Distribution, Inc., Sr. Sub. Note, 9.125%, 6/1/2008	966,000

		TOTAL	9,328,986

		Leisure & Entertainment--2.2%
200,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.50%, 3/15/2009	198,000
975,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	965,250
825,000	[1,2]	AMF Bowling Worldwide, Inc., Sr. Sub. Note, 13.00%, 2/28/2008	849,750
250,000		Intrawest Corp., Sr. Note, 10.50%, 2/1/2010	261,250
475,000	[1,2]	Intrawest Corp., Sr. Note, 10.50%, 2/1/2010	496,375
900,000	[4]	Premier Parks, Inc., Sr. Disc. Note, 0/10.00%, 4/1/2008	868,500
1,500,000		Premier Parks, Inc., Sr. Note, 9.75%, 6/15/2007	1,470,000
1,150,000		Regal Cinemas, Inc., Company Guarantee, (Series B), 9.375%, 2/1/2012	1,227,625

		TOTAL	6,336,750

		Machinery & Equipment--1.8%
400,000		AGCO Corp., Sr. Note, 9.50%, 5/1/2008	434,000
925,000		Briggs & Stratton Corp., Company Guarantee, 8.875%, 3/15/2011	1,003,625
975,000	[1,3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	97
1,100,000		Columbus McKinnon Corp., Sr. Sub. Note, 8.50%, 4/1/2008	797,500
800,000	[1,3]	Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	244,000
1,075,000		United Rentals, Inc., Company Guarantee, 9.25%, 1/15/2009	876,125
1,650,000		United Rentals, Inc., Company Guarantee, Series B, 10.75%, 4/15/2008	1,641,750

		TOTAL	4,997,097

		Oil & Gas--3.0%
675,000		Compton Petroleum Corp., Sr. Note, 9.90%, 5/15/2009	712,125
1,000,000		Continental Resources, Inc., Sr. Sub. Note, 10.25%, 8/1/2008	895,000
1,150,000		Dresser, Inc., Company Guarantee, 9.375%, 4/15/2011	1,167,250
700,000		Forest Oil Corp., Sr. Sub. Note, 10.50%, 1/15/2006	745,500
325,000	[1,2]	Grant Prideco, Inc., Sr. Note, 9.00%, 12/15/2009	339,625
800,000		Lone Star Technologies, Inc., Company Guarantee, (Series B), 9.00%, 6/1/2011	732,000
500,000		Magnum Hunter Resources, Inc., Sr. Note, 9.60%, 3/15/2012	532,500
600,000		Petroleum Helicopters, Inc., Company Guarantee, (Series B), 9.375%, 5/1/2009	633,000
900,000		Pogo Producing Co., Sr. Sub. Note, (Series B), 10.375%, 2/15/2009	981,000
750,000		Swift Energy Co., Sr. Sub. Note, 9.375%, 5/1/2012	731,250
1,475,000		Tesoro Petroleum Corp., Company Guarantee, (Series B), 9.625%, 11/1/2008	951,375

		TOTAL	8,420,625

		Printing & Publishing--3.6%
1,275,000		Advanstar Communications, Company Guarantee, (Series B), 12.00%, 2/15/2011	1,000,875
425,000	[4]	Advanstar, Inc., Company Guarantee, (Series B), 0/15.00%, 10/15/2011	137,063
950,000		American Media Operations, Inc., Company Guarantee, (Series B), 10.25%, 5/1/2009	988,000
725,000		Block Communications, Inc., Company Guarantee, 9.25%, 4/15/2009	746,750
Principal Amount			Value
		CORPORATE BONDS--continued
		Printing & Publishing--continued
$1,825,000	[1,2]	Dex Media East LLC, Sr. Sub. Note, 12.125%, 11/15/2012	$2,030,312
700,000		K-III Communications Corp., Company Guarantee, (Series B), 8.50%, 2/1/2006	658,000
750,000	[1,2]	R.H. Donnelly Finance Corp., Sr. Sub. Note, 10.875%, 12/15/2012	821,250
1,200,000		Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	1,260,000
650,000	[1,2]	Vertis, Inc., Sr. Note, 10.875%, 6/15/2009	682,500
350,000		Von Hoffmann Corp., Company Guarantee, 10.25%, 3/15/2009	332,500
1,525,000	[4]	Yell Finance BV, Sr. Disc. Note, 0/13.50%, 8/1/2011	1,090,375
250,000		Yell Finance BV, Sr. Note, 10.75%, 8/1/2011	273,750
133,000		Ziff Davis Media, Inc., Company Guarantee, 12.000%, 8/12/2009	42,560

		TOTAL	10,063,935

		Retailers--1.8%
400,000		Advance Stores Co., Inc., Company Guarantee, 10.25%, 4/15/2008	424,000
875,000		Michaels Stores, Inc., Sr. Note, 9.25%, 7/1/2009	925,313
525,000		Mothers Work, Inc., Sr. Note, 11.25%, 8/1/2010	561,750
1,075,000		Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007	1,081,719
1,259,000	[1,2]	Penney (J.C.) Co., Inc., Note, 9.00%, 8/1/2012	1,287,328
725,000	[1,2]	United Auto Group, Inc., Sr. Sub. Note, 9.625%, 3/15/2012	706,875

		TOTAL	4,986,985

		Services--0.8%
600,000		Coinmach Corp., Sr. Note, 9.00%, 2/1/2010	633,000
950,000		SITEL Corp., Sr. Sub. Note, 9.25%, 3/15/2006	869,250
750,000	[1,2]	The Brickman Group Ltd., Sr. Sub. Note, 11.75%, 12/15/2009	787,500

		TOTAL	2,289,750

		Steel--0.2%
625,000	[3]	Republic Technologies International, Inc., Company Guarantee, 13.75%, 7/15/2009	26,563
700,000		Ryerson Tull, Inc., Sr. Note, 9.125%, 7/15/2006	619,500

		TOTAL	646,063

		Surface Transportation--1.3%
1,100,000		Allied Holdings, Inc., Sr. Note, 8.625%, 10/1/2007	852,500
700,000	[1,3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	0
900,000		Stena AB, Sr. Note, 8.75%, 6/15/2007	904,500
850,000	[1,2]	Stena AB, Sr. Note, 9.625%, 12/1/2012	879,750
1,000,000		Stena AB, Sr. Note, 10.50%, 12/15/2005	1,035,000
800,000	[1,3]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	25,000

		TOTAL	3,696,750

		Telecommunications & Cellular--5.1%
1,075,000		AT&T Wireless Services, Inc., Sr. Note, 7.875%, 3/1/2011	1,077,688
1,475,000	[4]	AirGate PCS, Inc., Sr. Sub. Note, 0/13.50%, 10/1/2009	169,625
2,600,000	[4]	Alamosa PCS Holdings, Inc., Sr. Disc. Note, 0/12.875%, 2/15/2010	481,000
2,175,000	[3]	Global Crossing Holdings Ltd., Company Guarantee, 9.50%, 11/15/2009	73,406
900,000		Horizon PCS, Inc., Company Guarantee, 13.75%, 6/15/2011	175,500
675,000		Millicom International Cellular S.A., Sr. Disc. Note, 0/13.50%, 6/1/2006	330,750
2,800,000	[4]	NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.95%, 2/15/2008	2,562,000
3,050,000		NEXTEL Communications, Inc., Sr. Disc. Note, 10.65%, 9/15/2007	2,943,250
1,600,000		NEXTEL Communications, Inc., Sr. Note, 9.375%, 11/15/2009	1,460,000
390,000	[4]	NEXTEL Partners, Inc., Sr. Disc. Note, 0/14.00%, 2/1/2009	294,450
450,000		NEXTEL Partners, Inc., Sr. Note, 12.50%, 11/15/2009	407,250
1,050,000		Rogers Cantel Mobile, Inc., Sr. Sub. Note, 8.80%, 10/1/2007	897,750
Principal Amount or Shares			Value
		CORPORATE BONDS--continued
		Telecommunications & Cellular--continued
$1,075,000	[4]	TeleCorp PCS, Inc., Sr. Sub. Note, 0/11.625%, 4/15/2009	$1,002,438
585,000	[4]	Tritel PCS, Inc., Company Guarantee, 0/12.75%, 5/15/2009	548,438
925,000	[4]	Triton PCS, Inc., Sr. Disc. Note, 0/11.00%, 5/1/2008	800,125
1,425,000	[4]	VoiceStream Wireless Corp., Sr. Disc. Note, 0/11.875%, 11/15/2009	1,214,813

		TOTAL	14,438,483

		Utilities--4.5%
2,050,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	1,752,750
250,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	213,750
600,000		CMS Energy Corp., Sr. Note, 8.90%, 7/15/2008	537,000
1,498,771		Caithness Coso Funding Corp., Sr. Secd. Note, (Series B), 9.05%, 12/15/2009	1,476,289
2,100,000		Calpine Canada Energy Finance Corp., Company Guarantee, 8.50%, 5/1/2008	955,500
4,275,000		Calpine Corp., Note, 8.50%, 2/15/2011	1,923,750
400,000	[1,2]	El Paso Energy Partners LP, Sr. Sub. Note, 10.625%, 12/1/2012	406,000
500,000		El Paso Energy Partners LP, Sr. Sub. Note, 8.50%, 6/1/2011	462,500
800,000	[1,2]	Illinois Power Co., Mtg. Bond, 11.50%, 12/15/2010	783,840
1,175,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	973,781
1,400,000		PSEG Energy Holdings, Sr. Note, 8.625%, 2/15/2008	1,135,750
200,000		Transcontinental Gas Pipe Corp., Note, 7.00%, 8/15/2011	181,000
975,000		Williams Cos., Inc. (The), Note, 6.50%, 8/1/2006	677,625
575,000		Williams Cos., Inc. (The), Note, 7.625%, 7/15/2019	359,375
1,425,000		Williams Cos., Inc. (The), Note, 7.875%, 9/1/2021	890,625

		TOTAL	12,729,535

		TOTAL CORPORATE BONDS (IDENTIFIED COST $273,767,694)	246,598,807

		PREFERRED STOCKS--1.2%
		Broadcast Radio & Television--0.7%
16,800		Sinclair Capital, Cumulative Pfd., $11.63	1,814,400

		Health Care--0.0%
2,898		River Holding Corp., Sr. Exchangeable PIK	15,215

		Printing & Publishing--0.5%
13,250		Primedia, Inc., Cumulative Pfd., (Series D), $10.00	857,938
9,475		Primedia, Inc., Pfd., $9.20	594,556
42		Ziff Davis Media, Inc., PIK Pfd., (Series E-1)	0

		TOTAL	1,452,494

		Telecommunications & Cellular--0.0%
11,079		McLeodUSA, Inc., Conv. Pfd., (Series A)	45,424

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,484,631)	3,327,533

		COMMON STOCKS--0.0%
		Container & Glass Products--0.0%
15,500	[3]	Russell Stanley Holdings, Inc.	4,650

		Financial - Other--0.0%
71	[1,3]	CVC Claims Litigation LLC, Class B Units	0

		Leisure & Entertainment--0.0%
1,482	[3]	AMF Bowling Worldwide, Inc.	27,802

		Metals & Mining--0.0%
23,013	[3]	Royal Oak Mines, Inc.	161

		Printing & Publishing--0.0%
300	[3]	Medianews Group, Inc.	27,788

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Telecommunications & Cellular--0.0%
40,734	[3]	Call-Net Enterprises, Inc.	$25,256
6,407	[3]	Viatel Holding (Bermuda) Ltd.	3,268

		TOTAL	28,524

		TOTAL COMMON STOCKS (IDENTIFIED COST $4,177,020)	88,925

		WARRANTS--0.0%
		Broadcast Radio & TV--0.0%
9,620	[3]	Loral Space & Communications Ltd.	962
850	[3]	XM Satellite Radio, Inc.	850

		TOTAL	1,812

		Cable Television--0.0%
1,300	[3]	UIH Australia/Pacific	13

		Consumer Products--0.0%
825	[3]	Jostens, Inc., Class E	28,256

		Container & Glass Products--0.0%
650	[3]	Pliant Corp.	731

		Leisure & Entertainment--0.0%
3,488	[3]	AMF Bowling Worldwide, Inc.	24,852
3,408	[3]	AMF Bowling Worldwide, Inc.	12,780

		TOTAL	37,632

		Printing & Publishing--0.0%
425	[3]	Advanstar, Inc.	4
7,700	[3]	Ziff Davis Media, Inc.	77

		TOTAL	81

		Steel--0.0%
625	[3]	Republic Technologies International, Inc.	6

		Telecommunications & Cellular--0.0%
24,549	[3]	McLeodUSA, Inc.	8,592

		TOTAL WARRANTS (IDENTIFIED COST $511,857)	77,123

		REPURCHASE AGREEMENT--9.2%
$26,076,000		Interest in $26,076,000 joint repurchase agreement with UBS Warburg LLC, 1.30% dated 12/31/2002, to be repurchased at $26,077,883 on 1/2/03, collateralized by U.S. Government Agency Obligations with various maturities to 2032	26,076,000

		TOTAL INVESTMENTS (IDENTIFIED COST $311,017,202)[5]	$276,168,388

1 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. At December 31, 2002, these securities amounted to $31,235,525 which represents 11.1% of net assets. Included in these amounts, securities which have been deemed liquid amounted to $30,098,460 which represents 10.7% of net assets.

2 Denotes a restricted security that has been deemed liquid by criteria approved by the fund's Board of Trustees.

3 Non-income producing security.

4 Denotes a zero coupon bond with effective rate at time of purchase.

5 Cost for federal tax purposes is $312,532,313. The net unrealized depreciation of investments on a federal tax basis amounts to $36,363,925, which is comprised of $8,716,434 appreciation and $45,080,359 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($282,366,664) at December 31, 2002.

The following acronyms are used throughout this portfolio:

GTD	--Guaranteed
PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $311,017,202)		$276,168,388
Cash		845
Income receivable		5,714,637
Receivable for investments sold		103,500
Receivable for shares sold		957,865

TOTAL ASSETS		282,945,235

Liabilities:
Payable for shares redeemed	$574,435
Accrued expenses	4,136

TOTAL LIABILITIES		578,571

Net assets for 39,859,615 shares outstanding		$282,366,664

Net Assets Consist of:
Paid in capital		$364,649,434
Net unrealized depreciation of investments		(34,848,814)
Accumulated net realized loss on investments		(69,772,779)
Undistributed net investment income		22,338,823

TOTAL NET ASSETS		$282,366,664

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Primary Shares:
$231,304,809 ÷ 32,651,363 shares outstanding		$7.08

Service Shares:
$51,061,855 ÷ 7,208,252 shares outstanding		$7.08

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends		$591,492
Interest		23,972,426

TOTAL INCOME		24,563,918

Expenses:
Investment adviser fee	$1,463,514
Administrative personnel and services fee	183,427
Custodian fees	15,611
Transfer and dividend disbursing agent fees and expenses	48,540
Directors'/Trustees' fees	1,707
Auditing fees	12,684
Legal fees	975
Portfolio accounting fees	86,591
Distribution services fee--Service Shares	39,984
Shareholder services fee--Service Shares	9,794
Share registration costs	3,415
Printing and postage	60,248
Insurance premiums	976
Miscellaneous	244

TOTAL EXPENSES	1,927,710

Waiver of shareholder services fee--Service Shares	(5,876)

Net expenses		1,921,834

Net investment income		22,642,084

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments		(33,062,283)
Net change in unrealized depreciation of investments		16,468,800

Net realized and unrealized loss on investments		(16,593,483)

Change in net assets resulting from operations		$6,048,601

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,642,084	$23,989,528
Net realized loss on investments	(33,062,283)	(27,322,810)
Net change in unrealized appreciation (depreciation) of investments	16,468,800	5,947,780

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	6,048,601	2,614,498

Distributions to Shareholders:
Distributions from net investment income
Primary Shares	(23,097,381)	(23,482,892)
Service Shares	(1,326,711)	(128,494)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(24,424,092)	(23,611,386)

Share Transactions:
Proceeds from sale of shares	317,074,300	234,814,186
Proceeds from shares issued in connection with the taxable transfer of assets from VIST High Income Bond Portfolio	--	2,406,744
Net asset value of shares issued to shareholders in payment of distributions declared	24,424,084	23,611,377
Cost of shares redeemed	(279,064,839)	(210,468,958)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	62,433,545	50,363,349

Change in net assets	44,058,054	29,366,461

Net Assets:
Beginning of period	238,308,610	208,942,149

End of period (including undistributed net investment income of $22,338,823 and $23,413,453, respectively)	$282,366,664	$238,308,610

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Primary Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$7.72	$8.46	$10.24	$10.92	$10.95
Income From Investment Operations:
Net investment income	0.67 [1]	0.83 [1,2]	0.99	0.88	0.87
Net realized and unrealized loss on investments	(0.55)	(0.69)[2]	(1.84)	(0.63)	(0.57)

TOTAL FROM INVESTMENT OPERATIONS	0.12	0.14	(0.85)	0.25	0.30

Less Distributions:
Distributions from net investment income	(0.76)	(0.88)	(0.93)	(0.86)	(0.26)
Distributions from net realized gain on investments	--	--	--	(0.07)	(0.07)

TOTAL DISTRIBUTIONS	(0.76)	(0.88)	(0.93)	(0.93)	(0.33)

Net Asset Value, End of Period	$7.08	$7.72	$ 8.46	$10.24	$10.92

Total Return[3]	1.39%	1.38%	(9.02)%	2.31%	2.70%

Ratios to Average Net Assets:

Expenses	0.77%	0.76%	0.76%	0.79%	0.78%

Net investment income	9.30%	10.33%[2]	10.50%	9.20%	9.01%

Expense waiver/reimbursement[4]	--	--	0.00%[5]	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$231,305	$229,885	$208,516	$239,088	$212,290

Portfolio turnover	40%	37%	19%	34%	27%

1 Amount based on average shares outstanding.

2 Effective January 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease the net realized and unrealized gain/loss per share by $0.02, and increase the ratio of net investment income to average net assets from 10.19% to10.33%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Amount represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Service Shares

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000 [1]
Net Asset Value, Beginning of Period	$7.72	$8.46	$9.01
Income From Investment Operations:
Net investment income	0.63 [2]	0.79 [2,3]	0.13
Net realized and unrealized loss on investments	(0.51)	(0.65)[3]	(0.68)

TOTAL FROM INVESTMENT OPERATIONS	0.12	0.14	(0.55)

Less Distributions:
Distributions from net investment income	(0.76)	(0.88)	--

Net Asset Value, End of Period	$7.08	$7.72	$8.46

Total Return[4]	1.36%	1.38%	(6.10)%

Ratios to Average Net Assets:

Expenses	1.00%	0.86%	0.86%[5]

Net investment income	9.03%	10.27%[3]	11.29%[5]

Expense waiver/reimbursement[6]	0.03%	0.15%	0.15%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$51,062	$8,424	$427

Portfolio turnover	40%	37%	19%

1 Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

2 Amount based on average outstanding shares.

3 Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing long-term premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.01, decrease the net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 10.13% to10.27%. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated High Income Bond Fund II (the "Fund"). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers two classes of shares: Primary Shares and Service Shares. The investment objective of the Fund is to seek high current income.

On December 28, 2001, The Fund received a taxable transfer of assets from VIST High Income Bond Portfolio as follows:

Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Taxable Transfer of VIST High Income Bond Portfolio Net Assets Received	Net Assets of the Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
312,159	$2,406,744	$234,536,426	$236,943,170

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on long-term debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in adjustments to the financial statements as follows:

	As of 1/1/2001		For the Year Ended 12/31/2001
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$(60,030)	$(60,030)	$327,020	$(446,914)	$119,894

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended, (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to book and tax differences. The following reclassifications have been made to the financial statements.

Increase (Decrease)
Paid In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(223,234)	$(484,144)	$707,378

Net investment income, net realized gains (losses), and net assets were not affected by this reclassification.

The tax composition of dividends was as follows:

Ordinary income	$24,424,092

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$23,025,683

Undistributed long-term capital gains	--

Unrealized depreciation	$36,363,925

At year ended, there were no significant differences between the GAAP basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's rules and rates.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $68,944,528 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 1,810,599

2008	$ 7,050,529

2009	$ 27,754,606

2010	$32,328,794

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

RESTRICTED SECURITIES

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees. Additional information on each restricted illiquid security held at December 31, 2002 is as follows:

Security	Acquisition Date	Acquisition Cost
AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 11/15/2005	11/10/1995 -- 10/22/1997	$715,134

CVC Claims Litigation LLC, Class B Units	3/26/1997 -- 12/28/2001	590,616

Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006	10/23/1998 -- 12/28/2001	938,008

Condor Systems, Inc., Sr. Sub. Note, 11.875%, 5/1/2009	4/8/1999	325,000

Dyersburg Corp., Sr. Sub. Note, 9.75%, 9/1/2007	9/3/1997 -- 10/20/1997	636,938

Magellan Health Services, Inc., Sr. Sub. Note, 9.00%, 2/15/2008	10/25/2001 -- 5/16/2002	761,656

Magellan Health Services, Inc., Sr. Note, 9.375%, 11/15/2007	5/23/2001 -- 12/28/2001	607,750

Simonds Industries, Inc., Sr. Sub. Note, 10.25%, 7/1/2008	12/12/2000 -- 9/25/2001	517,875

Sleepmaster LLC, Company Guarantee, 11.00%, 5/15/2009	12/13/1999 -- 3/7/2001	536,250

The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2006	1/14/1998 -- 12/28/2001	740,313

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002		2001
Primary Shares:	Shares	Amount	Shares	Amount
Shares sold	29,994,612	$214,043,103	27,113,485	$218,770,174
Shares issued in connection with taxable transfer of assets from VIST High Income Bond Portfolio	--	--	312,159	2,406,744
Shares issued to shareholders in payment of distributions declared	3,212,431	23,097,377	2,957,543	23,482,888
Shares redeemed	(30,317,688)	(217,684,112)	(25,278,212)	(202,433,505)

NET CHANGE RESULTING FROM PRIMARY SHARE TRANSACTIONS	2,889,355	$19,456,368	5,104,975	$42,226,301

Year Ended December 31	2002		2001
Service Shares:	Shares	Amount	Shares	Amount
Shares sold	14,725,187	$103,031,197	2,064,769	$16,044,012
Shares issued to shareholders in payment of distributions declared	184,521	1,326,707	16,182	128,489
Shares redeemed	(8,792,338)	(61,380,727)	(1,040,513)	(8,035,453)

NET CHANGE RESULTING FROM SERVICE SHARE TRANSACTIONS	6,117,370	$42,977,177	1,040,438	$8,137,048

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	9,006,725	$62,433,545	6,145,413	$50,363,349

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.60% of the Fund's average daily net assets.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Service Shares. The Plan provides that the Fund may incur distribution expenses of up to 0.25% of average net assets, annually, to compensate FSC. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Service Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholders Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended December 31, 2002 Primary Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out of pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$138,438,745

Sales	$89,902,612

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED HIGH INCOME BOND FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Income Bond Fund II, a portfolio of Federated Insurance Series (the "Trust") as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated High Income Bond Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds--eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated High Income Bond Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916306
Cusip 313916843

G00844-01 (2/03)

Federated International Equity Fund II

A Portfolio of Federated Insurance Series

ANNUAL REPORT

December 31, 2002

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

President's Message

Dear Shareholder:

Enclosed is the Annual Report for Federated International Equity Fund II, a portfolio of Federated Insurance Series. This report covers the fund's fiscal year from January 1, 2002 through December 31, 2002, and it includes an investment review by the fund's portfolio manager as well as a complete listing of the fund's holdings and financial statements.

Federated International Equity Fund II offers you opportunities for long-term capital growth through a broadly diversified portfolio of stocks issued by well-established, larger companies based outside the United States.1 Holdings in the fund span many regions and industries and at the end of the reporting period included Volkswagen (Germany), Samsung Electronics Co. (Korea) and Novartis (Switzerland). Investing internationally can be an important way to gain exposure to many of the world's premier corporations and stocks and also can help to diversify your portfolio.

For the fiscal year ended December 31, 2002, the fund had $37.5 million in assets and produced a total return of (22.76)%.2 Net asset value per share decreased from $11.38 to $8.79 during the reporting period.

As you know, in the past year equities worldwide continued to experience discouraging market conditions, and these challenges are reflected in the fund's negative performance during the reporting period. While recent equity fund performance has been disappointing, keep in mind that longer-term investments are subject to periodic volatility. Please remember that the true measure of the performance of a long-term investment like Federated International Equity Fund II is in years rather than months.

During times of market uncertainty, you can increase your investment in the fund over time through a systematic investment program, which allows you to add to your account on a regular basis and accumulate more shares at lower prices. By investing the same amount on a regular schedule, you can buy more fund shares when prices are low and fewer when prices are higher.3

Thank you for choosing Federated International Equity Fund II as a diversified, professionally managed way to invest in foreign stocks and for your continued confidence in the fund. As always, we welcome your comments and suggestions.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
February 15, 2003

1 International investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

2 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The performance information presented does not include the charges and expenses imposed by the insurance company under the variable insurance product contract. The inclusion of such charges would lower performance. Please refer to the variable insurance product prospectus for a complete listing for these expenses. Fund shares are available as a funding vehicle for life insurance companies writing variable life insurance policies and variable annuity contracts.

3 Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Investment Review

MARKET OVERVIEW

For 2002, the Morgan Stanley Capital International (MSCI) World Index net total return measured (19.89)%1 in U.S. dollar terms. Towards the end of the year, international markets experienced a sharp rebound from third quarter short-term oversold levels. Growth stocks performed in line with value stocks, with the MSCI World Index Growth returning (19.90)%2 and the MSCI World Index Value returning (19.94)%2 in U.S. dollars. Underlying the World Index, Europe underperformed its Asian counterparts, with the MSCI Europe Index3 returning (18.38)% and the MSCI All Country Asia Pacific Free Index3 returning (8.62)% in dollar terms. Within Europe, continental Europe (MSCI Europe ex UK) returned (20.30)%, underperforming the UK's (MSCI UK) (15.23)% return. Japan (MSCI Japan) was down (10.28)% in dollar terms for the year, underperforming the Asian region (MSCI Pacific ex Japan), which posted returns for the year of (6.42)% in dollar terms. Japan's underperformance reflects the continued lack of progress from the Koizumi government on structural reform.

Reviewing global sector performance, the worst performing sector for the year was Information Technology, whose performance as measured by the MSCI Information Technology Index was (38.64)% in dollar terms. The best performing sectors were Consumer Staples and Materials, which as measured by the MSCI World Consumer Staples and MSCI World Materials indices were (3.22)% and (4.63)%, respectively. Other noteworthy sector performance returns were MSCI Energy (6.45)%, MSCI Financials (16.37)% and MSCI Utilities (16.09)%.

Country Breakdown as of 12/31/2002	Percentage of Net Assets
Taiwan	0.6%
Australia	2.2%
Hong Kong	2.1%
Japan	16.4%
Singapore	0.9%
South Korea	1.2%
PACIFIC TOTAL	23.4%

Canada	3.3%
NORTH AMERICA TOTAL	3.3%
Country Breakdown as of 12/31/2002--continued	Percentage of Net Assets
Belgium	0.0%
Finland	2.7%
France	14.2%
Germany	5.9%
Italy	3.5%
Netherlands	7.4%
Russia	2.5%
Spain	1.9%
Sweden	0.3%
Switzerland	6.8%
United Kingdom	22.6%
EUROPE TOTAL	67.8%

PERFORMANCE

The annual return of the fund was (22.76)%, an underperformance of its benchmark, the MSCI Europe, Australasia & Far East (EAFE) Index4 whose total net return was (15.94)% in dollar terms. The portfolio was hurt by its exposure to Consumer Durables in Japan such as Sega Corp. as well as its exposure in financials to Amvescap in the United Kingdom and Allianz in Germany. The portfolio benefited from stock selection in Consumer Discretionary companies such as Rank Group, PLC in the United Kingdom and Consumer Staples companies such as Pernod-Ricard in France and Nippon Meat Packers in Japan.

1 The MSCI World Index is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East--comprising approximately 1,482 securities--with values expressed in U.S. dollars. Investments cannot be made in an index.

2 These indexes are sector subsets of the MSCI World Index.

3 The MSCI Europe Index is an unmanaged, market value-weighted average of the performance of over 500 securities listed on the stock exchanges of 15 countries in the European region. The MSCI All Country Asia Pacific Free Index is an unmanaged, market value-weighted average of the performance securities listed on the stock exchanges of 13 countries in the Pacific and Asian regions. The MSCI Emerging Markets Free Index is an unmanaged index reflecting approximately 60% of the market capitalization, by industry, in each of 26 emerging market countries. Investments cannot be made in an index.

4 MSCI Europe, Australasia and Far East Index (MSCI-EAFE) is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without charge, into regional MSCI indexes. MSCI-EAFE performance data is calculated in U.S. dollars and in local currency. The index is unmanaged and investments cannot be made in an index.

TOP HOLDINGS

Some of our top holdings as of December 31, 2002 included: UBS AG (2.2% of net assets), one of the world's leading global financial firms, based in Switzerland; TotalFinaELF SA (3.6% of net assets), one of the world's largest integrated oil companies, based in France; Vodafone Group PLC (2.4% of net assets), the world's largest wireless phone service provider, based in the United Kingdom.

OUTLOOK

Looking forward, the macroeconomic environment is likely to remain difficult. Currently, there are few signs of a healthy recovery and for the most part economic activity has been unconvincing. Economists are likely to cut growth gross domestic forecast forecasts in the following quarters.

What will turn the economy? We believe that government and corporate spending will help us turn the corner. Companies have already slashed capital expenditures, having been uncertain about future prospects and/or to restore corporate cash flows, a situation that has been exacerbated by litigation provisions, underfunded pensions and shocks in the corporate bond market. Consumer spending remains surprisingly resilient. However, if corporate spending is significantly delayed this may threaten the stability of the recovery.

The concerted efforts of governments around the world have positive implications for equity prices. Corporate earnings are likely to surprise on the upside during the course of the year.

A U.S.-Iraq confrontation may trigger further sharp falls in equity prices in the first half of 2003, but this could be offset by further interest rate cuts, which have yet to be discounted by the equity markets. This proactive policy combined with a successful solution in Iraq could set the stage for global activity and equity markets to rebound sharply in 2003.

STRATEGY

Our strategy remains unchanged as we look for stocks that are trading at attractive valuations given their earnings and business prospects. Given our assessment for next year our asset allocation remains unchanged, with underweight positions in Japan and Europe and overweights in Canada and emerging Asia. Federated International Equity Fund II is positioned for a more constructive macroeconomic outlook, especially in the second half of the year when some of these issues may be resolved.

GROWTH OF $10,000 INVESTED IN THE FEDERATED INTERNATIONAL EQUITY FUND II

Average Annual Total Return for the Period Ended 12/31/2002
1 Year	(22.76)%
5 Years	(0.41)%
Start of Performance (5/8/1995)	2.51%

The graph above illustrates the hypothetical investment of $10,0001 in the Federated International Equity Fund II (the "Fund") fromMay 8, 1995(start of performance)to December 31, 2002,compared to the Morgan Stanley Capital International Europe Australasia & Far East Index (MSCI-EAFE).2

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investors' shares, when redeemed, may be worth more or less than their original cost. Variable investment options are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The MSCI-EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

Portfolio of Investments

December 31, 2002

Shares			Value in U.S. Dollars
		COMMON STOCKS--92.9%
		AUSTRALIA--2.2%
		Materials--1.0%
63,281		BHP Billiton Ltd.	$361,456

		Media--1.2%
17,120		News Corp. Ltd., ADR	449,400

		TOTAL AUSTRALIA	810,856

		BELGIUM--0.0%
		Technology Hardware and Equipment--0.0%
196	[1]	Telindus Group NV	2

		CANADA--3.3%
		Energy--0.8%
8,849		Talisman Energy, Inc.	318,456

		Insurance--0.6%
12,700		Sun Life Financial Services of Canada, Ltd.	214,735

		Materials--1.9%
7,100		Alcan, Inc.	208,231
14,900		Barrick Gold Corp.	229,673
13,400	[1]	Inco Ltd.	283,150

		TOTAL	721,054

		TOTAL CANADA	1,254,245

		FINLAND--2.7%
		Materials--1.0%
11,150		UPM - Kymmene Oyj	357,806

		Technology Hardware & Equipment--1.7%
40,770		Nokia Oyj	647,746

		TOTAL FINLAND	1,005,552

		FRANCE--14.2%
		Automobiles & Components--1.3%
15,110		Valeo SA	473,791

		Banks--1.4%
6,000		BNP Paribas SA	244,326
4,800		Societe Generale, Paris	279,374

		TOTAL	523,700

		Capital Goods--0.6%
5,050		Schneider Electric SA	238,794

		Energy--3.6%
9,379		TotalFinaElf SA, Class B	1,338,646

		Food Beverage & Tobacco--0.9%
3,635		Pernod-Ricard	351,850

		Household & Personal Products--1.1%
5,246		L'Oreal SA	399,132

		Insurance--0.9%
25,700		AXA	344,711

		Materials--1.0%
29,580	[1]	Arcelor	363,561

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		FRANCE--continued
		Media--1.5%
16,000		Publicis Groupe	$338,940
8,700		Tf1 - TV Francaise	232,289

		TOTAL	571,229

		Pharmaceuticals & Biotechnology--0.9%
6,495		Aventis SA	352,826

		Telecommunications--1.0%
13,577		Bouygues SA	379,021

		TOTAL FRANCE	5,337,261

		GERMANY--4.2%
		Automobiles & Components--0.6%
5,825		Volkswagen AG	212,215

		Diversified Financials--1.0%
9,300		Deutsche Boerse AG	372,171

		Retailing--0.8%
11,868		Metro AG	283,146

		Transportation--0.8%
34,700		Deutsche Lufthansa AG	319,503

		Utilities--1.0%
9,350		E.On AG	377,015

		TOTAL GERMANY	1,564,050

		HONG KONG--2.1%
		Diversified Financials--0.9%
117,000		Hong Kong Exchanges & Clearing Ltd.	147,027
108,000		Wharf Holdings Ltd.	204,269

		TOTAL	351,296

		Energy--0.6%
169,000		CNOOC Ltd.	221,041

		Media--0.6%
73,000		Television Broadcasting Ltd.	230,274

		TOTAL HONG KONG	802,611

		ITALY--3.5%
		Banks--0.7%
69,300		Unicredito Italiano Spa	276,891

		Telecommunications--1.5%
72,500		Telecom Italia SpA	549,702

		Transportation--1.3%
47,890		Autostrade SpA	476,107

		TOTAL ITALY	1,302,700

		JAPAN--16.4%
		Automobiles & Components--2.9%
24,400		Bridgestone Corp.	302,021
29,500		Toyota Motor Corp.	792,396

		TOTAL	1,094,417

		Capital Goods--2.1%
153,000		Komatsu Ltd.	498,577
53,000		NGK Insulators, Ltd.	289,188

		TOTAL	787,765

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		JAPAN--continued
		Commercial Services & Supplies--1.3%
18,000		Dai Nippon Printing Co. Ltd.	$199,006
8,000		Secom Co. Ltd.	274,166

		TOTAL	473,172

		Consumer Durables & Apparel--2.5%
3,400		Nintendo Corp. Ltd.	317,498
9,300		Sankyo Co. Ltd.	231,404
9,000		Sony Corp.	375,884

		TOTAL	924,786

		Diversified Financials--1.8%
130,700		Nikko Cordial Corp.	440,216
20,000		Nomura Holdings, Inc.	224,655

		TOTAL	664,871

		Food & Drug Retailing--1.2%
15,000		Seven-Eleven Japan Co., Ltd.	457,225

		Food Beverage & Tobacco--1.4%
50,000		Ajinomoto Co., Inc.	521,640

		Media--0.5%
44		Fuji Television Network, Inc.	177,097

		Pharmaceuticals & Biotechnology--0.7%
19,000		Shionogi and Co.	268,457

		Telecommunications--0.8%
96		Japan Telecom Holdings Co. Ltd.	297,474

		Transportation--1.2%
35,900		Yamato Transport Co. Ltd.	468,550

		TOTAL JAPAN	6,135,454

		KOREA --1.2%
		Technology, Hardware & Equipment--1.2%
1,700		Samsung Electronics Co.	450,065

		NETHERLANDS--7.4%
		Diversified Financials--1.0%
21,920		ING Groep NV	371,018

		Energy--1.3%
11,290		Royal Dutch Petroleum Co.	496,680

		Food, Beverage & Tobacco--2.2%
13,507		Unilever N.V.	829,348

		Media--0.7%
5,820		VNU - Verenigde Nederlandse Uitgeversbedrijven	151,670
6,600		Wolters Kluwer NV	114,896

		TOTAL	266,566

		Technology, Hardware & Equipment--0.9%
16,994	[1]	ASM Lithography Holding NV	141,860
9,708		Koninklijke (Royal) Philips Electronics NV	170,019

		TOTAL	311,879

		Telecommunications--1.3%
75,350		Koninklijke (Royal) KPN NV	489,921

		TOTAL NETHERLANDS	2,765,412

Shares			Value in U.S. Dollars
		COMMON STOCKS--continued
		RUSSIA--2.5%
		Energy--2.0%
7,545		LUKOIL Holding Co., ADR	$463,571
2,115		YUKOS, ADR	298,066

		TOTAL	761,637

		Materials--0.5%
9,420	[1]	JSC Mining and Smelting Co. Norilsk Nickel, ADR	190,474

		TOTAL RUSSIA	952,111

		SINGAPORE--0.9%
		Transportation--0.9%
59,400		Singapore Airlines Ltd.	349,281

		SPAIN--1.9%
		Banks--1.0%
52,700		Banco Santander Central Hispano, SA	361,443

		Telecommunications--0.9%
38,800	[1]	Telefonica SA	347,082

		TOTAL SPAIN	708,525

		SWEDEN--0.3%
		Banks--0.3%
22,500		Nordea AB	99,379

		SWITZERLAND--6.8%
		Banks--3.0%
13,000		Credit Suisse Group	281,975
17,240		UBS AG	837,631

		TOTAL	1,119,606

		Food, Beverage & Tobacco--1.5%
2,700		Nestle SA	571,976

		Materials--0.0%
30		Givaudan SA	13,448

		Pharmaceuticals & Biotechnology--1.3%
12,865		Novartis AG	469,264

		Technology Hardware & Equipment--1.0%
19,000		STMicroelectronics N.V.	370,690

		TOTAL SWITZERLAND	2,544,984

		TAIWAN --0.6%
		Technology, Hardware & Equipment--0.6%
21,800	[1]	Taiwan Semiconductor Manufacturing Co., ADR	153,690
150,827		United Microelectronics Corp.	91,845

		TOTAL TAIWAN	245,535

		UNITED KINGDOM--22.7%
		Banking--5.3%
94,900		Barclays PLC	588,055
36,670		Royal Bank of Scotland PLC, Edinburgh	878,223
45,700		Standard Chartered PLC	519,292

		TOTAL	1,985,570

		Capital Goods--1.0%
34,796		Smiths Industries	389,509

		Commercial Services & Supplies--1.6%
163,170		Rentokil Initial PLC	577,769

Shares or Principal Amount			Value in U.S. Dollars
		COMMON STOCKS--continued
		UNITED KINGDOM--continued
		Energy--2.2%
121,692		BP Amoco PLC	$836,336

		Food, Beverage & Tobacco--2.4%
49,100		British American Tobacco PLC	490,359
38,342		Diageo PLC	416,552

		TOTAL	906,911

		Hotels Restaurants & Leisure--1.5%
68,354		Rank Group PLC	293,192
32,700		Six Continents PLC	264,206

		TOTAL	557,398

		Materials--0.6%
11,700		Rio Tinto PLC	233,506

		Media--1.7%
67,165		Pearson PLC	621,046

		Pharmaceuticals & Biotechnology--1.7%
32,700		GlaxoSmithKline PLC	627,357

		Retailing--1.8%
115,463		Kingfisher PLC	413,489
54,260		Marks & Spencer Group PLC	275,094

		TOTAL	688,583

		Telecommunications--2.4%
494,318		Vodafone Group PLC	901,022

		Transportation--0.5%
10,200	[1]	EasyJet PLC	44,982
19,209		National Express Group PLC	124,286

		TOTAL	169,268

		TOTAL UNITED KINGDOM	8,494,275

		TOTAL COMMON STOCKS (IDENTIFIED COST $36,382,368)	34,822,298

		PREFERRED STOCKS--1.6%
		GERMANY--1.6%
		Household & Personal Products--1.6%
9,732		Henkel KGAA, Pfd. (IDENTIFIED COST $573,829)	617,970

		REPURCHASE AGREEMENT--3.6%[2]
$1,344,000		Interest in $2,500,000,000 joint repurchase agreement with UBS Warburg LLC, 1.300% dated 12/31/2002, to be repurchased at $1,344,097 on 1/02/2003 collateralized by U.S. Government Agency Obligations with various maturities to 11/25/2032	1,344,000

		TOTAL INVESTMENTS (IDENTIFIED COST $38,300,197)[3]	$36,784,268

1 Non-income producing security.

2 The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated funds.

3 The cost of investments for federal tax purposes amounts to $39,101,903. The net unrealized depreciation of investments on a federal tax basis amounts to $2,317,635 which is comprised of $1,852,218 appreciation and $4,169,853 depreciation at December 31, 2002.

Note: The categories of investments are shown as a percentage of net assets ($37,487,667) at December 31, 2002.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

December 31, 2002

Assets:
Total investments in securities, at value (identified cost $38,300,197)		$36,784,268
Cash		378,056
Cash denominated in foreign currencies (identified cost $168,830)		164,711
Income receivable		73,709
Receivable for investments sold		516,749
Receivable for shares sold		322

TOTAL ASSETS		37,917,815

Liabilities:
Payable for shares redeemed	$395,561
Net payable for foreign currency exchange contracts	541
Accrued expenses	34,046

TOTAL LIABILITIES		430,148

Net assets for 4,264,259 shares outstanding		$37,487,667

Net Assets Consist of:
Paid in capital		$75,614,785
Net unrealized depreciation of investments and translation of assets and liabilities in foreign currency		(1,514,587)
Accumulated net realized loss on investments and foreign currency transactions		(36,612,531)

TOTAL NET ASSETS		$37,487,667

Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$37,487,667 ÷ 4,264,259 shares outstanding		$8.79

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended December 31, 2002

Investment Income:
Dividends (net of foreign taxes withheld of $94,820)			$846,325
Interest			56,370

TOTAL INCOME			902,695

Expenses:
Investment adviser fee		$513,454
Administrative personnel and services fee		125,000
Custodian fees		58,179
Transfer and dividend disbursing agent fees and expenses		18,007
Directors'/Trustees' fees		1,583
Auditing fees		12,867
Legal fees		6,135
Portfolio accounting fees		56,622
Printing and postage		25,523
Insurance premiums		1,240
Miscellaneous		1,919

TOTAL EXPENSES		820,529

Waiver and Expense Reduction:
Waiver of investment adviser fee	$(51,345)
Fees paid indirectly from directed brokerage arrangements	(1,209)

TOTAL WAIVER AND EXPENSE REDUCTION	(52,554)

Net expenses			767,975

Net investment income			134,720

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(11,170,454)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			(689,456)

Net realized and unrealized loss on investments and foreign currency transactions			(11,859,910)

Change in net assets resulting from operations			$(11,725,190)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended December 31	2002	2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$134,720	$177,221
Net realized loss on investments and foreign currency transactions	(11,170,454)	(22,797,611)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(689,456)	(4,295,454)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(11,725,190)	(26,915,844)

Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions	--	(10,343,455)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	--	(10,343,455)

Share Transactions:
Proceeds from sale of shares	210,039,332	140,049,470
Net asset value of shares issued to shareholders in payment of distributions declared	--	10,343,445
Cost of shares redeemed	(221,458,556)	(150,681,218)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(11,419,224)	(288,303)

Change in net assets	(23,144,414)	(37,547,602)

Net Assets:
Beginning of period	60,632,081	98,179,683

End of period	$37,487,667	$60,632,081

See Notes which are an integral part of the Financial Statements

Financial Highlights

(For a Share Outstanding Throughout Each Period)

Year Ended December 31	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$11.38	$18.49	$27.64	$15.39	$12.27
Income from Investment Operations:
Net investment income (net operating loss)	0.02	0.03 [1]	0.05	(0.02)	0.03 [1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	(5.15)	(4.93)	12.72	3.11

TOTAL FROM INVESTMENT OPERATIONS	(2.59)	(5.12)	(4.88)	12.70	3.14

Less Distributions:
Distributions from net investment income	--	--	--	--	--
Distributions from net realized gain on investments and foreign currency transactions	--	(1.99)	(4.27)	(0.45)	(0.02)

TOTAL DISTRIBUTIONS	--	(1.99)	(4.27)	(0.45)	(0.02)

Net Asset Value, End of Period	$ 8.79	$11.38	$18.49	$27.64	$15.39

Total Return[2]	(22.76)%	(29.42)%	(22.61)%	84.88%	25.57%

Ratios to Average Net Assets:

Expenses	1.50%[3]	1.41%	1.28%	1.25%	1.25%

Net investment income (net operating loss)	0.26%	0.23%	0.17%	(0.34)%	0.19%

Expense waiver/reimbursement[4]	0.10%	0.10%	0.02%	0.46%	0.47%

Supplemental Data:

Net assets, end of period (000 omitted)	$37,488	$60,632	$98,180	$105,100	$52,308

Portfolio turnover	103%	206%	262%	304%	247%

1 Per share information is based on average shares outstanding.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This voluntary expense decrease is reflected in both the expense and net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

December 31, 2002

ORGANIZATION

Federated Insurance Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Equity Fund II (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to obtain a total return on its assets.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP").

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern-time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreements.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. All discounts/premiums are accreted/amortized for financial reporting purposes as required. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

However, federal taxes may be imposed on the Fund upon the disposition of certain investments in passive foreign investment companies. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing tax treatment for foreign currency reclassification and net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Paid-In Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
$(86,922)	$89,138	$(2,216)

Net investment income, net realized gain (loss), and net assets were not affected by this reclassification.

As of December 31, 2002, the tax composition of dividends was as follows:

Ordinary income	--

Long-term capital gains	--

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	--

Undistributed long-term capital gains	--

Unrealized depreciation	$(2,316,293)

At year ended, there were no significant differences between the GAAP basis and tax basis of components of the net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax treatment of wash sale loss deferrals.

At December 31, 2002, the Fund, for federal tax purposes, had a capital loss carryforward of $35,810,825 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2009	$23,887,554

2010	$11,923,271

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At December 31, 2002, the Fund outstanding foreign currency commitments as set forth below:

Settlement Date	Contracts to Deliver	In Exchange For	Contracts at Value	Unrealized (Depreciation)
Contracts Sold:
January 2, 2003	743 Euro	$ 768	$ 779	$ (11)

January 3, 2003	88,388 Pound Sterling	$141,730	$142,260	$(530)

NET UNREALIZED DEPRECIATION ON FOREIGN CURRENCY EXCHANGE CONTRACTS				$(541)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

Year Ended December 31	2002	2001
Shares sold	20,819,545	11,176,577
Shares issued to shareholders in payment of distributions declared	--	763,354
Shares redeemed	(21,883,744)	(11,920,351)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(1,064,199)	19,580

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that the ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund may pay FSSC up to 0.25% of the average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended December 31, 2002, the Fund did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. For the year ended December 31, 2002, the Fund's expenses were reduced by $1,209 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the year ended December 31, 2002, were as follows:

Purchases	$49,467,456

Sales	$61,072,246

RISKS OF FOREIGN INVESTING

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED INSURANCE SERIES AND SHAREHOLDERS OF FEDERATED INTERNATIONAL EQUITY FUND II:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated International Equity Fund II (a portfolio of Federated Insurance Series) (the "Trust") as of December 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Federated International Equity Fund II as of December 31, 2002, the results of its operations, the changes in its net assets for each of the two years in period then ended, and the financial highlights for each of the five years in period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
February 3, 2003

Board of Trustees and Trust Officers

The following table gives information about each Board member and the senior officers of the Fund. The tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 140 investment company portfolios. Unless otherwise noted, each Board member: oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--five portfolios; CCMI Funds--two portfolios; Regions Funds--nine portfolios; Riggs Funds-eight portfolios; and WesMark Funds--five portfolios. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: September 1993	Principal Occupations: Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: September 1993

Principal Occupations: President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: November 1994

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3201 Tamiami Trail North Naples, FL TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Michael Baker Corporation (engineering and energy services worldwide).

Previous Positions: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: September 1993

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: September 1993

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/ Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust	Principal Occupation(s) and Previous Position(s)
Edward C. Gonzales Birth Date: October 22, 1930 EXECUTIVE VICE PRESIDENT

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services.

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER	Principal Occupations: Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT

Principal Occupations: President or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

William D. Dawson III Birth Date: March 3, 1949 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.; Director, Federated Global Investment Management Corp. and Federated Investment Management Company; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Previous Positions: Executive Vice President and Senior Vice President, Federated Investment Counseling Institutional Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd; Senior Managing Director and Portfolio Manager, Prudential Investments.

Variable investment options are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in variable investment options involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager
Federated International Equity Fund II
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com
Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact
Federated Securities Corp., Distributor

Cusip 313916603

G01077-01 (2/03)